[GRAPHIC]

[BROWN BROTHERS HARRIMAN LOGO]


PROSPECTUS
FEBRUARY 28, 2003



BBH INFLATION-INDEXED SECURITIES FUND

CLASS A SHARES


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS


Investment Objective                                        3

Principal Investment Strategies                             3

Principal Risk Factors                                      5

Fund Performance                                            9

Fees and Expenses of the Fund                              10

Investment Adviser                                         12

Shareholder Information                                    13

Financial Highlights                                       20

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value (NAV) and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances the Investment Adviser invests at least 80% of the Fund's net assets plus borrowings for investment purposes in securities that are structured to provide protection against inflation. Such securities are commonly referred to as Inflation-Indexed Securities or IIS. Unlike traditional notes and bonds, which pay a stated rate of interest in dollars and are redeemed at their par amounts, IIS have regular adjustments to their interest payments and redemption value to compensate for the loss of purchasing power from inflation. The Fund's income will be comprised primarily of coupon interest payments and inflation adjustments to IIS held. Both of the components will be accrued daily and paid monthly to shareholders. The dollar-weighted average maturity of the Fund's portfolio generally varies within a 3 to 15-year time frame.


The Investment Adviser may invest the assets of the Fund in IIS issued by the U.S. Government, its agencies or instrumentalities (including mortgage backed securities), sovereign foreign governments and their agencies or instrumentalities and, U.S. and foreign corporations and banks. All IIS purchased by the Investment Adviser must be rated at least A by Moody's Investors Service or

Standard & Poor's Corporation (or, if unrated, determined by the Investment Adviser to be of comparable quality).

The Investment Adviser may invest the assets of the Fund in U.S. Government securities or securities of its agencies or instrumentalities which are not indexed to inflation, if at any time the Investment Adviser believes that there is an inadequate supply of appropriate IIS in which to invest or if the Investment Adviser believes that these issues will provide superior returns or liquidity. The Investment Adviser buys from among the available issues those securities that will provide the maximum relative value to the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may also make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

The Investment Adviser may buy and sell securities denominated in currencies other than the U.S. dollar, and interest, dividends and sale proceeds are received in currencies other than the U.S. dollar. The Investment Adviser enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Futures contracts on indexes may be entered into for the Fund solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased. Forward foreign exchange contracts may be entered into on behalf of the Fund in order to protect the dollar value of securities denominated in foreign currencies that are held or intended to be purchased.


PRINCIPAL RISK FACTORS


The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND ARE:

MARKET RISK:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

INTEREST RATE RISK:

As interest rates rise, bond prices fall. Generally, bonds with longer maturities are more sensitive to interest rate movements than those with shorter maturities.

"Real" interest rates (the market rate of interest less the rate of inflation) change over time either because of a change in what investors require for lending their money or an anticipated change in the rate of inflation. IIS prices will move up or down when real rates change, since these securities were sold originally based upon a "real" interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of IIS and the share price of the Fund will fall.

THE IIS MARKET:

Currently, domestic IIS are primarily issued by the U.S. Treasury, however, corporate issues may emerge in the future and it is not possible to predict with assurance how the market for IIS will mature. While the U.S. Treasury IIS have an active secondary market they are not as active or liquid as the secondary market for fixed-principal Treasury securities. As a result, there may be larger spreads between bid and asked prices for such IIS than the bid-asked spreads for fixed principal securities with the same remaining maturity. Larger bid-asked spreads ordinarily result in higher transaction costs and, thus, lower overall returns.

INDEXING METHODOLOGY:


The principal and interest of U.S. Treasury IIS will be adjusted for inflation as measured by the Consumer Price Index. Principal and interest of foreign IIS will be adjusted for inflation as measured by the consumer price index of the relevant country. The Fund's performance could be affected if the index used does not accurately reflect the true rate of inflation.

PORTFOLIO TURNOVER:

The Fund actively trades its portfolio securities in an attempt to enhance the total return of the Fund by taking advantage of market opportunities. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

CREDIT RISK:

Credit risk is the likelihood that an issuer will default on interest or principal payments. The Investment Adviser invests in bonds with a rating of A or better, which reduces the Fund's exposure to credit risk.

MORTGAGE RISKS:

Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

DERIVATIVES RISK:

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

FOREIGN INVESTMENT RISK:

Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers.

Changes in political or social conditions, diplomatic relations, or limitation on the removal of funds or assets may adversely affect the value of the investments of the Fund. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to interest paid to the Fund by domestic issuers.

Because foreign securities generally are denominated and pay interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Fund also incurs costs in connection with conversion between various currencies.

INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

FUND PERFORMANCE


The bar chart and table below give an indication of the Fund's risks. The bar chart shows changes in the Fund's Class N shares performance from year to year. The table shows how the Fund's Class N shares average annual returns for the periods indicated compare to those of a broad measure of market performance as well as an index of securities with similar objectives.


When you consider this information, please remember that the Fund's performance (before and after taxes) in past years is not necessarily an indication of how the Fund will do in the future.

[CHART]


TOTAL RETURNS (% PER CALENDAR YEAR)


1993        7.00%
1994       -2.36%
1995       12.78%
1996        3.47%
1997        2.29%
1998        4.67%
1999        3.46%
2000       13.34%
2001        8.42%
2002       16.25%


HIGHEST AND LOWEST RETURN FOR CLASS N SHARES* (1993-2002)



                                                     RETURN     QUARTER ENDING
                                                     ------     --------------
Highest                                               8.60%            9/30/02

Lowest                                               (1.76)%           3/31/94

AVERAGE ANNUAL TOTAL RETURNS FOR CLASS N SHARES* (THROUGH DECEMBER 31, 2002)



                                                           1 YEAR     5 YEARS     10 YEARS
                                                           ------     -------     --------
Return Before Taxes                                        16.25%       9.11%        6.79%

Return After Taxes on Distributions**                      13.60%       6.76%        4.47%

Return After Taxes on Distributions
   and Sale of Fund Shares                                 10.01%       6.17%        4.27%

3-Year Treasury (reflects no deduction
   for fees, expenses or taxes)                             9.60%       7.59%        6.62%

Salomon Smith Barney Inflation Linked Securities Index
   (reflects no deduction for fees, expenses or taxes)***  16.71%       8.68%          NA



* The total returns shown here are for Class N shares, which is another class of shares offered by the Fund. Class N shares are not offered in this prospectus, which is for the Fund's Class A shares. These total returns would be substantially similar to the annual returns for Class A shares over the same period and would differ only to the extent that the two classes do not have the same expenses. It is anticipated that expenses of Class A shares will exceed those of the Class N shares.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. And after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** Index performance is calculated from March 28, 1997 (commencement). Since IIS reduce the uncertainty of inflation, the Investment Adviser believes that the volatility of the 10-year IIS is closest to the volatility of a 3-year Treasury.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class A shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM AN INVESTOR'S ACCOUNT)

Maximum Sales Charge (Load) Imposed on Purchases           3.00%

Maximum Deferred Sales Charge (Load)(1)                    None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends                            None

Redemption Fee                                             None

Exchange Fee                                               None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE NET ASSETS)

Other Expenses
   Administration Fee                                      0.10%
   Expense Payment Agreement(2)                            0.85%
                                                           -----

Total Annual Fund Operating Expenses                       0.95%
                                                           =====


(1) A contingent deferred sales charge of 0.75% of any redemption amount over $1 million will apply to shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment of the transaction.
(2) The expense payment agreement is a contractual arrangement which limits the total annual fund operating expenses for Class A shares to 0.95%. Included within the expense payment agreement is a management fee of 0.25%, a 12b-1 Distribution fee of 0.30% and a shareholder servicing/eligible institution fee of 0.25%.


EXAMPLE
This example is intended to help an investor compare the cost of investing in the Fund's Class A shares to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund's Class A shares for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's Class A shares operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

                                 1 YEAR         3 YEARS     5 YEARS   10 YEARS
                                 ------         -------     -------   --------
                                  $ 394          $ 594      $ 810     $ 1,431

INVESTMENT ADVISER

The Investment Adviser to the Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 140 Broadway, New York, NY 10005.


The Investment Adviser provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Directors of BBH Fund, Inc. (the Corporation), the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund's investments. The Investment Adviser also analyzes and monitors economic trends, monetary policy and bond credit ratings on a continuous basis. The holdings of the Fund are regularly reviewed in an effort to enhance returns. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2002, it managed total assets of approximately $34 billion.


A team of individuals manages the Fund's portfolio on a day-to-day basis. This team includes Mr. Glenn E. Baker, Mr. Gregory S. Steier and Mr. James J. Evans. Mr. Baker holds both a B.A. and a M.B.A. from the University of Michigan and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1991. Mr. Steier holds a B.S. and a M.B.A. from New York University. He joined Brown Brothers Harriman in 1992. Mr. Evans holds a B.S. from the University of Delaware and a M.B.A. from New York

University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1996.

For the fiscal year ended October 31, 2002, the Fund paid the Investment Adviser a fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).

SHAREHOLDER INFORMATION

NET ASSET VALUE

The Corporation normally determines the Fund's NAV per share once daily at 4:00 p.m., Eastern time on each day the New York Stock Exchange (NYSE) is open for regular trading. The determination of the Fund's NAV is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The Corporation values the assets in the Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Directors of the Corporation. A security or other asset held by the Fund may also be fair valued if events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

The NAV of the Fund's shares may change on day when shareholders will not be able to purchase or redeem Fund shares.

DESCRIPTION OF SHARE CLASSES

The Fund offers three share classes: Class A Shares, Class I Shares and Class N Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class A shares. Each share Class has different sales charges and other expenses which affect their performance. Contact your investment professional or call 1-800-625-5759 for more information concerning the other classes.

PURCHASE OF SHARES


The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Corporation executes purchases of Fund shares at the NAV per share next determined after the Corporation receives the purchase order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary, which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Forum Shareholder Services, LLC, the Fund's Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares.


The required minimum initial investment for Fund shares purchased through the Transfer Agent is $1,500. The required minimum subsequent investment amount is $100. The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the account application or by contacting the Fund or your investment professional. The minimum investment amount for SIPs is $50.

SALES CHARGE WHEN YOU PURCHASE

Class A shares are sold at NAV, plus a sales charge as listed below:

CLASS A SHARES

                                               SALES CHARGE
                                            AS A PERCENTAGE         SALES CHARGE
                                                  OF PUBLIC      AS A PERCENTAGE
PURCHASE AMOUNT(1)                           OFFERING PRICE               OF NAV
--------------------------------------------------------------------------------
Less than $50,000                                     3.00%                3.09%

$50,000 but less than $100,000                        2.50%                2.56%

$100,000 but less than $250,000                       2.00%                2.04%

$250,000 but less than $500,000                       1.50%                1.52%

$500,000 but less than $1 million                     1.25%                1.27%

$1 million or greater(1)                              0.00%                0.00%

(1) No sales charge is imposed for Class A Shares purchased through financial intermediaries that do not receive sales charge dealer concessions. Additionally, no sales charge is imposed on Class A Shares purchased through 401K, Retirement Plans, "wrap accounts" or similar programs, under which clients pay a fee for services. Trades over $1 million qualify for the large ticket transaction program which have a CDSC associated with it. See "Redemption of Shares".

REDEMPTION OF SHARES

The Corporation executes redemption requests at the next NAV calculated after the Corporation receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

A contingent deferred sales charge of 0.75% of any redemption amount over $1 million will apply to Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.

REDEMPTIONS BY THE CORPORATION


The Shareholder Servicing Agent has established a minimum account size of $1,500. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Corporation reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

SYSTEMATIC WITHDRAWAL PROGRAM

You may automatically redeem Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the account application or contact your investment professional or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

FURTHER REDEMPTION INFORMATION

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Corporation has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Corporation makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Corporation does not expect to make in-kind distributions, but if it does, the Corporation will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Corporation's net assets, whichever is less.

The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

DIVIDENDS AND DISTRIBUTIONS

The Corporation declares and pays to shareholders substantially all of the Fund's net income as a dividend monthly, and substantially all of the Fund's realized net capital gains, if any, annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date.

Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES

Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help an investor understand the Fund's Class N shares financial performance for the past five years. Class N shares are not offered in this prospectus, which is for the Fund's Class A shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Fund shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



                                                                        CLASS N SHARES
                                           -----------------------------------------------------------------
                                                            FOR THE YEARS ENDED OCTOBER 31,
------------------------------------------------------------------------------------------------------------
                                              2002         2001          2000          1999          1998
                                           ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of year         $   10.50     $    9.63     $    9.26     $    9.52     $    9.51
Income from investment operations:
   Net investment income                        0.37          0.51          0.60          0.48          0.45
   Net realized and unrealized
     gain (loss)                                0.52          0.87          0.37         (0.26)         0.01
Less dividends and distributions:
   From net investment income                  (0.38)        (0.51)        (0.60)        (0.48)        (0.45)
   From net realized gains                     (0.12)            -             -             -             -
                                           ---------     ---------     ---------     ---------     ---------
Net asset value, end of year               $   10.89     $   10.50     $    9.63     $    9.26     $    9.52
                                           =========     =========     =========     =========     =========
Total return                                    8.77%        14.84%        10.83%         2.43%         4.98%
Ratios/Supplemental data:
   Net assets, end of year
     (000's omitted)                       $ 229,106     $  94,712     $  31,740     $  11,789     $  12,594
   Expenses as a percentage
     of average net assets(1)                   0.65%         0.65%         0.65%         0.65%         0.65%
   Ratio of net investment income
     to average net assets                      3.88%         5.01%         6.25%         5.14%         4.48%
   Portfolio turnover rate                       458%          325%          327%          899%          305%


----------
(1) HAD THE EXPENSE PAYMENT AGREEMENT NOT BEEN IN PLACE, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN AS FOLLOWS:

                                                0.80%         0.92%         1.19%         1.19%         1.15%

MORE INFORMATION ON THE FUNDS IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Fund and its policies and information on the Fund's non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:

By telephone:                       Call 1-800-625-5759

By mail write to the Funds' Shareholder Servicing Agent:
                                    Brown Brothers Harriman
                                    140 Broadway
                                    New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents can be viewed online or downloaded from:

                                    Brown Brothers Harriman
                                    http://www.bbh.com
                                    SEC
                                    http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-06139

[BROWN BROTHERS HARRIMAN LOGO]

[GRAPHIC]

[BROWN BROTHERS HARRIMAN LOGO]

PROSPECTUS
FEBRUARY 28, 2003

BBH INFLATION-INDEXED SECURITIES FUND
CLASS N SHARES
CLASS I SHARES

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS


Investment Objective                                        3

Principal Investment Strategies                             3

Principal Risk Factors                                      5

Fund Performance                                           10

Fees and Expenses of the Fund                              12

Investment Adviser                                         13

Shareholder Information                                    15

Financial Highlights                                       21

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value (NAV) and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances the Investment Adviser invests at least 80% of the Fund's net assets plus borrowings for investment purposes in securities that are structured to provide protection against inflation. Such securities are commonly referred to as Inflation-Indexed Securities or IIS. Unlike traditional notes and bonds, which pay a stated rate of interest in dollars and are redeemed at their par amounts, IIS have regular adjustments to their interest payments and redemption value to compensate for the loss of purchasing power from inflation. The Fund's income will be comprised primarily of coupon interest payments and inflation adjustments to IIS held. Both of the components will be accrued daily and paid monthly to shareholders. The dollar-weighted average maturity of the Fund's portfolio generally varies within a 3 to 15-year time frame.


The Investment Adviser may invest the assets of the Fund in IIS issued by the U.S. Government, its agencies or instrumentalities (including mortgage backed securities), sovereign foreign governments and their agencies or instrumentalities and, U.S. and foreign corporations and banks. All IIS purchased by the Investment Adviser must be rated at least A by Moody's Investors Service or Standard & Poor's Corporation (or, if unrated, deter-mined by the Investment Adviser to be of comparable quality).

The Investment Adviser may invest the assets of the Fund in U.S. Government securities or securities of its agencies or instrumentalities which are not indexed to inflation, if at any time the Investment Adviser believes that there is an inadequate supply of appropriate IIS in which to invest or if the Investment Adviser believes that these issues will provide superior returns or liquidity. The Investment Adviser buys from among the available issues those securities that will provide the maximum relative value to the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may also make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

The Investment Adviser may buy and sell securities denominated in currencies other than the U.S. dollar, and interest, dividends and sale proceeds are received in currencies other than the U.S. dollar. The Investment Adviser enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Futures contracts on indexes may be entered into for the Fund solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased. Forward foreign exchange contracts may be entered into on behalf of the Fund in order to protect the dollar value of securities denominated in foreign currencies that are held or intended to be purchased.


PRINCIPAL RISK FACTORS


The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND ARE:

MARKET RISK:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

INTEREST RATE RISK:

As interest rates rise, bond prices fall. Generally, bonds with longer maturities are more sensitive to interest rate movements than those with shorter maturities.

"Real" interest rates (the market rate of interest less the rate of inflation) change over time either because of a change in what investors require for lending their money or an anticipated change in the rate of inflation. IIS prices will move up or down when real rates change, since these securities were sold originally based upon a "real" interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of IIS and the share price of the Fund will fall.

THE IIS MARKET:


Currently, domestic IIS are primarily issued by the U.S. Treasury, however, corporate issues may emerge in the future and it is not possible to predict with assurance how the market for IIS will mature. While the U.S. Treasury IIS have an active secondary market they are not as active or liquid as the secondary market for fixed-principal Treasury securities. As a result, there may be larger spreads between bid and asked prices for such IIS than the bid-asked spreads for fixed principal securities with the same remaining maturity. Larger bid-asked spreads ordinarily result in higher transaction costs and, thus, lower overall returns.


INDEXING METHODOLOGY:


The principal and interest of U.S. Treasury IIS will be adjusted for inflation as measured by the Consumer Price Index. Principal and interest of foreign IIS will be adjusted for inflation as measured by the consumer price index of the relevant country. The Fund's performance could be affected if the index used does not accurately reflect the true rate of inflation.

PORTFOLIO TURNOVER:

The Fund actively trades its portfolio securities in an attempt to enhance the total return of the Fund by taking advantage of market opportunities. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.


CREDIT RISK:

Credit risk is the likelihood that an issuer will default on interest or principal payments. The Investment Adviser invests in bonds with a rating of A or better, which reduces the Fund's exposure to credit risk.

MORTGAGE RISKS:

Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

DERIVATIVES RISK:

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

FOREIGN INVESTMENT RISK:

Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers.

Changes in political or social conditions, diplomatic relations, or limitation on the removal of funds or assets may adversely affect the value of the investments of the Fund. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to interest paid to the Fund by domestic issuers.

Because foreign securities generally are denominated and pay interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates.

The Fund also incurs costs in connection with conversion between various currencies.

INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

FUND PERFORMANCE


The bar chart and table below give an indication of the Fund's risks. The bar chart shows changes in the Fund's Class N shares performance from year to year. The table shows how the Fund's Class N and Class I shares average annual returns for the periods indicated compare to those of a broad measure of market performance as well as an index of securities with similar objectives.


When you consider this information, please remember that the Fund's performance (before and after taxes) in past years is not necessarily an indication of how the Fund will do in the future.

[CHART]

                         TOTAL RETURN FOR CLASS N SHARES
                              (% per calendar year)

1993                    7
1994                -2.36
1995                12.78
1996                 3.47
1997                 2.29
1998                 4.67
1999                 3.46
2000                13.34
2001                 8.42
2002                16.25


HIGHEST AND LOWEST RETURN (QUARTERLY 1993-2002)



                                                    RETURN   QUARTER ENDING
                                                    ------   --------------
Highest                                               8.60%         9/30/02

Lowest                                               (1.76)%        3/31/94

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2002)



                                                             1 YEAR   5 YEARS        10 YEARS
                                                             ------   -------        --------
Class N Shares

Return Before Taxes                                           16.25%     9.11%           6.79%

Return After Taxes on Distributions*                          13.60%     6.76%           4.47%

Return After Taxes on Distributions
   and Sale of Fund Shares*                                   10.01%     6.17%           4.27%

                                                                                     START OF
                                                             1 YEAR   5 YEARS   PERFORMANCE**
                                                             ------   -------   -------------
Class I Shares

Return Before Taxes                                           16.61%      N/A           11.57%

Return After Taxes on Distributions*                          13.85%      N/A            8.93%

Return After Taxes on Distributions
   and Sale of Fund Shares*                                   10.22%      N/A            7.99%

3-Year Treasury (reflects no deduction
   for fees, expenses or taxes)***                             9.60%     7.59%           6.62%

Salomon Smith Barney Inflation Linked Securities Index
   (reflects no deduction for fees, expenses or taxes)***     16.71%     8.68%            N/A



* AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AND AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
** THE FUND'S CLASS I SHARES START OF PERFORMANCE DATE WAS AUGUST 14, 2001.
*** INDEX PERFORMANCE IS CALCULATED FROM MARCH 28, 1997 (COMMENCEMENT). SINCE IIS REDUCE THE UNCERTAINTY OF INFLATION, THE INVESTMENT ADVISER BELIEVES THAT THE VOLATILITY OF THE 10-YEAR IIS IS CLOSEST TO THE VOLATILITY OF A 3-YEAR TREASURY.

FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM AN INVESTOR'S ACCOUNT)

                                                           CLASS N    CLASS I
                                                           -------    -------
Maximum Sales Charge (Load)
Imposed on Purchases                                         None       None

Maximum Deferred Sales Charge (Load)                         None       None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends                              None       None

Redemption Fee                                               None       None

Exchange Fee                                                 None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                           CLASS N    CLASS I
                                                           -------    -------
Other Expenses
   Administration Fee                                         0.10%      0.10%

   Expense Payment Agreement(1)                               0.55%      0.30%
                                                           -------    -------

Total Annual Fund Operating Expenses                          0.65%      0.40%
                                                           =======    =======



(1) THE EXPENSE PAYMENT AGREEMENT IS A CONTRACTUAL ARRANGEMENT WHICH LIMITS THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR CLASS N SHARES AND CLASS I SHARES TO 0.65% AND 0.40%, RESPECTIVELY. INCLUDED WITHIN THE EXPENSE PAYMENT AGREEMENT IS A MANAGEMENT FEE OF 0.25% AND FOR CLASS N ONLY, A SHAREHOLDER SERVICING/ELIGIBLE INSTITUTION FEE OF 0.25%.

EXAMPLE

This example is intended to help an investor compare the cost of investing in the Fund's Class N shares and Class I shares to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund's Class N shares and Class I shares for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's Class N shares and Class I shares operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:



                                     1 YEAR    3 YEARS     5 YEARS    10 YEARS
                                     ------    -------     -------    --------
Class N Shares                       $   66    $   208     $   362    $    810
Class I Shares                       $   41    $   128     $   224    $    505


INVESTMENT ADVISER

The Investment Adviser to the Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 140 Broadway, New York, NY 10005.


The Investment Adviser provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Directors of BBH Fund, Inc. (the Corporation), the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund's investments. The Investment Adviser also analyzes and monitors economic trends, monetary policy and bond credit ratings on a continuous basis. The holdings of the Fund are regularly reviewed in an effort to enhance returns. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2002, it managed total assets of approximately $34 billion.


A team of individuals manages the Fund's portfolio on a day-to-day basis. This team includes Mr. Glenn E. Baker, Mr. Gregory S. Steier and Mr. James J. Evans. Mr. Baker holds both a B.A. and a M.B.A. from the University of Michigan and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1991. Mr. Steier holds a B.S. and a M.B.A. from New York University. He joined Brown Brothers Harriman in 1992. Mr. Evans holds a B.S. from the University of Delaware and a M.B.A. from New York University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1996.

For the fiscal year ended October 31, 2002, the Fund paid the Investment Adviser a fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).

SHAREHOLDER INFORMATION

NET ASSET VALUE

The Corporation normally determines the Fund's NAV per share once daily at 4:00 p.m., Eastern time on each day the New York Stock Exchange (NYSE) is open for regular trading. The determination of the Fund's NAV is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The Corporation values the assets in the Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Directors of the Corporation. A security or other asset held by the Fund may also be fair valued if events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

The NAV of the Fund's shares may change on day when shareholders will not be able to purchase or redeem Fund shares.

DESCRIPTION OF SHARE CLASSES


The Fund offers three share classes: Class N shares, Class I shares and Class A shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class N and Class I shares. Each share class has different sales charges and other expenses which affect their performance. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund. Contact your investment professional or call

1-800-625-5759 for more information concerning the other class.


PURCHASE OF SHARES


The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Corporation executes purchases of Fund shares at the NAV per share next determined after the Corporation receives the purchase order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary, which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Forum Shareholder Services, LLC, the Fund's

Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares.


Investment Minimums* Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

                                      CLASS N          CLASS I
--------------------------------------------------------------
Initial purchases                  $  100,000     $  1,000,000
Subsequent purchases               $   25,000     $     25,000


*Brown Brothers Harriman, the Fund's Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers which currently is as low as $500.


REDEMPTION OF SHARES

The Corporation executes redemption requests at the next NAV calculated after the Corporation receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.

REDEMPTIONS BY THE CORPORATION


The Shareholder Servicing Agent has established a minimum account size of $100,000 for Class N shares and $1,000,000 for Class I shares, which may be changed from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Corporation reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.


FURTHER REDEMPTION INFORMATION

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Corporation has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Corporation makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Corporation does not expect to make in-kind distributions, but if it does, the Corporation will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Corporation's net assets, whichever is less.

The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

DIVIDENDS AND DISTRIBUTIONS

The Corporation declares and pays to shareholders substantially all of the Fund's net income as a dividend monthly, and substantially all of the Fund's realized net capital gains, if any, annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date.

Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES

Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help an investor understand the Fund's Class N and Class I shares financial performance for the past five years, or since inception, if the life of the Fund is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Fund shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



                                                                        CLASS N SHARES
                                           -----------------------------------------------------------------------
                                                                FOR THE YEARS ENDED OCTOBER 31,
                                           -----------------------------------------------------------------------
                                               2002           2001           2000           1999           1998
                                           -----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year         $     10.50     $     9.63     $     9.26     $     9.52     $     9.51
Income from investment operations:
   Net investment income                          0.37           0.51           0.60           0.48           0.45
   Net realized and unrealized
     gain (loss)                                  0.52           0.87           0.37          (0.26)          0.01
Less dividends and distributions:
   From net investment income                    (0.38)         (0.51)         (0.60)         (0.48)         (0.45)
   From net realized gains                       (0.12)             -              -              -              -
                                           -----------     ----------     ----------     ----------     ----------
Net asset value, end of year               $     10.89     $    10.50     $     9.63     $     9.26     $     9.52
                                           ===========     ==========     ==========     ==========     ==========
Total return                                      8.77%         14.84%         10.83%          2.43%          4.98%
Ratios/Supplemental data:
   Net assets, end of year
     (000's omitted)                       $   229,106     $   94,712     $   31,740     $   11,789     $   12,594
   Expenses as a percentage of
     average net assets(1)                        0.65%          0.65%          0.65%          0.65%          0.65%
   Ratio of net investment income to
     average net assets                           3.88%          5.01%          6.25%          5.14%          4.48%
   Portfolio turnover rate                         458%           325%           327%           899%           305%


----------

(1) HAD THE EXPENSE PAYMENT AGREEMENT NOT BEEN IN PLACE, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN AS FOLLOWS:



                                                  0.80%          0.92%          1.19%          1.19%          1.15%

                                                     CLASS I SHARES
                                         ----------------------------------------
                                                                FOR THE PERIOD
                                                                AUGUST 16, 2001
                                             FOR THE           (COMMENCEMENT OF
                                            YEAR ENDED        OPERATIONS) THROUGH
                                         OCTOBER 31, 2002      OCTOBER 31, 2001
                                         ----------------     -------------------
Net asset value, beginning of period       $     10.50           $     10.25
Income from investment operations:
   Net investment income                          0.42                  0.06
   Net realized and unrealized gain               0.49                  0.25
Less dividends and distributions:
   From net investment income                    (0.39)                (0.06)
   From net realized gains                       (0.12)                    -
                                           -----------           -----------
Net asset value, end of period             $     10.90           $     10.50
                                           ===========           ===========

Total return                                      9.09%                 3.08%
Ratios/Supplemental data:
   Net assets, end of period
     (000's omitted)                       $    40,612           $     3,200
   Expenses as a percentage
     of average net assets(1)                     0.40%                 0.40%(2)
   Ratio of net investment income
     to average net assets                        4.29%                 2.10%(2)
   Portfolio turnover rate                         458%                  325%


----------

(1) HAD THE EXPENSE PAYMENT AGREEMENT NOT BEEN IN PLACE, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN AS FOLLOWS:



                                                  0.55%                 0.62%(2)



(2) ANNUALIZED.

MORE INFORMATION ON THE FUNDS IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Fund and its policies and information on the Fund's non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:

By telephone:                       Call 1-800-625-5759

By mail write to the Funds' Shareholder Servicing Agent:
                                    Brown Brothers Harriman
                                    140 Broadway
                                    New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents can be viewed online or downloaded from:
                                    Brown Brothers Harriman
                                    http://www.bbhfunds.com
                                    SEC
                                    http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-06139

[BROWN BROTHERS HARRIMAN LOGO]



                            STATEMENT OF ADDITIONAL INFORMATION

                           BBH INFLATION-INDEXED SECURITIES FUND
                                       Class N shares
                                       Class I shares
                                       Class A shares

                        40 Water Street, Boston, Massachusetts 02109

                                     February 28, 2003

     BBH Inflation-Indexed Securities Fund (the "Inflation-Indexed Securities Fund" or the "Fund") is a separate series of BBH Fund, Inc. (the "Corporation"), and is a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently offers three classes of shares designated as Class N shares, Class I shares and Class A shares, respectively. The Corporation is a Maryland corporation organized on July 16, 1990. The Fund is designed to enable investors to be invested in a portfolio of securities that are structured to provide protection against inflation. The Fund's investment objective is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value (NAV) and maintaining liquidity. There can be no assurance that the investment objective of the Fund will be achieved.

     The Annual Report of the Fund dated October 31, 2002 has been filed with the Securities and Exchange Commission ("SEC") pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

     Brown Brothers Harriman ("Brown Brothers Harriman") is the investment adviser (the "Investment Adviser") to the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses for the Fund dated February 28, 2003, a copy of which may be obtained from the Corporation at the address noted above.

                                     Table of Contents

                                                                          Page

Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Investment Objective and Policies  . . . . . . . . . . . . . . . . 3
         Investment Restrictions  . . . . . . . . . . . . . . . . . . . . .11

Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
         Board of Directors . . . . . . . . . . . . . . . . . . . . . . . .18
         Code of Ethics . . . . . . . . . . . . . . . . . . . . . . . . .. 20
         Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . .20
         Administrators  . . . . . . . . . . . . . . . . . . . . . . . . . 22
         Distributor  . . . . . . . . . . . . . . . . . . . . . . . .. . . 23
         Shareholder Servicing Agent . . . . . . . . . . . . . . . . .  . .23
         Financial Intermediaries . . . . . . . . . . . . . . . . . . . . .24
         Eligible Institutions . . . . . . . . . . . . . . . . . . . . . . 24
         Expense Payment Agreement. . . . . . . . . . . . . . . . . . . . .25
         Custodian, Transfer and Dividend Disbursing Agent. . . . . . . . .25
         Independent Auditors. . . . . . . . . . . . . . . . .  . . . . . .25

Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . . . .. . . . .25
Computation of Performance . . . . . . . . . . . . . . . . . . . .  . . . .26
Purchases and Redemptions. . . . . . . . . . . . . . . . . . . . . . . . . 29
Federal Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . .29
Description of Shares  . . . . . . . . . . . . . . . . . . . . . .  . . . .31
Portfolio Brokerage Transactions . . . . . . . . . . . . . . . . . .  . . .33
Note Ratings . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . .34
Additional Information . . . . . . . . . . . . . . . . . . . . . . .. . . .34
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . .  . .35



                                        INVESTMENTS

                             INVESTMENT OBJECTIVE AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

     The U.S. Treasury has issued Inflation-Indexed Securities ("IIS") as five-year, ten-year and thirty-year maturities. U.S. Government agencies, foreign governments and corporate issuers have also issued these types of securities. IIS may be "stripped" of their interest and principal components and purchased as separate instruments.

     U.S. Treasury IIS provide for semi-annual payments of interest and a payment of principal at maturity. Each interest payment will be adjusted up or down to take into account any inflation or deflation that occurs between the issue date of the security and the interest payment date. The principal amount of a U.S. Treasury IIS will be adjusted up at maturity to take into account the inflation that occurred between the issue date of the security and its maturity date. The repayment of principal will never be less than the original face or par amount of the security at issuance. All inflation adjustments will be based on changes in the non-seasonally adjusted U.S. City Averages All Items Consumer Price Index for All Urban Consumers, which is published monthly by the index as reported for the third preceding month. Each semi-annual payment of interest will be determined by multiplying a single fixed semi-annual payment of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with the changes in the adjusted principal of the security. These securities trade for purchases and sales with a daily inflation adjustment to their par amount.

     The inflation adjustment and the coupon interest on recently issued IIS result in a yield that approximates the nominal yield available on similar maturity U.S. Treasury securities, however this may or may not be true in the future depending on the market's projection of future inflation rates versus current inflation rates.

     The calculation of the inflation index ratio for IIS issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security's maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. Additionally, there is disagreement among financial market professionals as to whether the Consumer Price Index actually reflects the true rate of inflation. If the market perceives that the adjustment mechanism of the IIS does not accurately adjust for inflation, the value of the IIS could be adversely affected. In the event of sustained deflation, the amount of the semi-annual interest payments, the inflation-adjusted principal of the security and the value of any stripped components will decrease.

     The Investment Adviser currently believes that the market for IIS will be sufficient to permit the Fund to pursue its investment objective. However, should the market for IIS issued by the U.S. Treasury and other issuers prove less active than anticipated by the Investment Adviser, the Investment Adviser is authorized to treat such an environment as an abnormal market condition. This means that the Investment Adviser may purchase other types of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in excess of 20% of the Fund's total assets.

     In response to adverse market, economic, political or other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with the Fund's investment objective and principal investment strategies of the Fund. Such investments may prevent the Fund from achieving its investment objective.

                                     Equity Investments

     Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                                     Hedging Strategies

     Options on Fixed Income Securities. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on fixed income securities may be purchased for the Fund. Also subject to applicable laws and regulations and as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, but also to enhance the income of the Fund, options on fixed income securities may be written for the Fund. A call option on fixed income securities gives the purchaser of the option the right to buy the underlying securities at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying securities at a fixed price at any time during the option period. To liquidate a put or call option position, a closing sale transaction may be made at any time prior to the expiration of the option which involves selling the option previously purchased.

     The effectiveness of purchasing options on fixed income securities as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of the Fund being hedged correlate with price movements of the fixed income securities selected. The value of these options  depends  upon  future  movements  in the  level  of  interest  rates as reflected in the price of the underlying fixed income securities before the expiration of the option. Accordingly, the successful use of options on fixed income securities for the Fund is subject to the Investment Adviser's ability to select appropriate underlying fixed income securities and to predict future interest rate movements over the short term in the overall market. Brokerage costs are incurred in the purchase of options on fixed income securities and the incorrect choice of underlying fixed income securities or an incorrect assessment of future interest rate movements may result in poorer overall performance than if such an option had not been purchased.

     The Corporation intends to write (sell) covered put and call options on optionable fixed income securities on behalf of the Fund. Call options written by the Corporation give the holder the right to buy the underlying securities during the term of the option at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund during the term of the option at a stated exercise price. Call options are covered, for example, when the Fund owns the underlying securities, and put options are covered, for example, when the Fund has established a segregated account of cash and U.S. Government securities which can be liquidated promptly to satisfy any obligation to purchase the underlying securities. The Corporation may also write straddles (combinations of puts and calls on the same underlying security) on behalf of the Fund.

     The Fund receives a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Corporation limits the opportunity of the Fund to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Corporation assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     The Corporation may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Corporation to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Corporation's portfolio strategies.

     Futures Contracts on Fixed Income Securities. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on fixed income securities ("Futures Contracts") may be entered into for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. For the same purpose, put and call options on interest rate futures contracts may be entered into for the Fund.

     In order to assure that the Fund is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enters into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets.

     Futures Contracts are used to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund. A Futures Contract may also be entered into to close out or offset an existing futures position.

     In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund would rise in value by an amount which approximately offsets the decline in value of the portion of the investment that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

     The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the fixed income securities selected. The value of a Futures Contract depends upon future movements in the price of the fixed income securities before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts for the Fund is subject to the Investment Adviser's ability both to select appropriate fixed income securities and to predict future price movements over the short term in those securities. The incorrect choice of fixed income securities or an incorrect assessment of future price movements over the short term in those securities may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

     When the Fund enters into a Futures Contract, it may be initially required to deposit with the custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade short-term obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

     Currently, interest rate Futures Contracts can be purchased on debt securities such as U.S. Treasury bills and bonds, U.S. Treasury notes with maturities between 61/2 to 10 years, GNMA certificates and bank certificates of deposit. As a purchaser of an interest rate Futures Contract, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of an interest rate Futures Contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

     Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

     Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in prevailing interest rates against which the Fund seeks a hedge. An interest rate correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     Over-the-counter (OTC) options purchased are treated as not readily marketable.

                                 Forward Exchange Contracts

     Foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. Although foreign exchange rates are volatile, foreign exchange markets are generally liquid with the equivalent of approximately $500 billion traded worldwide on a typical day.

     While the Fund may enter into foreign currency exchange transactions to reduce the risk of loss due to a decline in the value of the hedged currency, these transactions also tend to limit the potential for gain. Forward foreign exchange contracts do not eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly unlikely.

     The Investment Adviser, on behalf of the Fund, enters into forward foreign exchange contracts in order to protect the dollar value of all investments in IIS denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.

                               Loans of Portfolio Securities

     Loans  up to 30% of the  total  value  of the  securities  of the  Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Fund's income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive income on the collateral. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Corporation in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to Brown Brothers Harriman or to any affiliate of the Corporation or Brown Brothers Harriman.

                        When-Issued and Delayed Delivery Securities

     Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities for the Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities are reflected each day in determining the Fund's NAV. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

                                 U.S. Government Securities

     Assets of the Fund may be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA) and the U.S. Postal Service, each of which has a limited right to borrow from the U.S. Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association, the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through securities of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. Government securities.

                                 Mortgage-Backed Securities

     Assets of the Fund also include mortgage-backed securities (MBS) which are issued by, or are collateralized by securities guaranteed by, the U.S. Government, its agencies or instrumentalities. These securities represent an undivided interest in a pool of residential mortgages. These securities, including those issued by GNMA, FNMA and FHLMC, provide investors with payments consisting of both interest and principal as the mortgages in the underlying pools are repaid. Unlike conventional bonds, MBS pay back principal over the life of the MBS rather than at maturity. Thus, a holder of the MBS, such as the Fund, would receive monthly scheduled payments of principal and interest and may receive unscheduled principal prepayments representing payments on the underlying mortgages. At the time the Fund reinvests the scheduled principal payments and any unscheduled prepayment of principal that it receives, the Fund may receive a rate of interest which is higher or lower than the rate of interest paid on the existing MBS, thus affecting the yield of the Fund.

                                  Asset-Backed Securities

     Asset-backed securities represent interests in pools of loans (generally unrelated to mortgage loans). Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

                                      Bank Obligations

     Assets of the Fund may be invested in U.S. dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers acceptances of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Board of Directors. See "Corporate Bond and Commercial Paper Ratings" in the Statement of Additional Information. There is no percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Fund are not invested in obligations of Brown Brothers Harriman, the Administrator, the Distributor, or in the obligations of the affiliates of any such organization or in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in such deposits.

                                   Repurchase Agreements

     Repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the seller (the Lender) of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book entry transfer to the account of Brown Brothers Harriman, the Fund's Custodian. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 10% of the market value of the Fund's total assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

                               Reverse Repurchase Agreements

     Reverse repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the Corporation agrees for the Fund to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. This is the speculative factor known as leverage. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement may not be entered into for the Fund if, as a result, more than one-third of the market value of the Fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, would be engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund"s obligations created by reverse repurchase agreements will be reduced within three days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of the Fund's assets, as defined above. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund's purchase obligations under its reverse repurchase agreements. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

                                     Foreign Securities

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o    the principal trading market for its securities is in another country; or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

     Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

                                  INVESTMENT RESTRICTIONS

     The Fund operates under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information".)

     Except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Corporation, with respect to the Fund, may not:

     (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or, reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

     (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or the purchase, ownership, holding, sale or writing of options;

     (3) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended in selling a portfolio security;

     (4) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (5) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan;

     (5) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

     (6) enter into reverse repurchase agreements which, including any borrowings described in paragraph (1), exceed, in the aggregate, one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, it will, within three days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, reduce the amount of the obligations created by reverse repurchase agreements to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of its assets;

     (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

     (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

     (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

     (10) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

     (11) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities); provided, however, that up to 25% of its total assets may be invested without regard to this restriction;

     (12) purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

     The Fund is classified as diversified for purposes of the 1940 Act, which means that at least 75% of the total assets is represented by cash; securities issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect to any one issuer to an amount not greater in value than 5% of the Fund's total assets. The Fund does not purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

     Non-Fundamental Restrictions. The Fund may not as a matter of operating policy (except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective , policies and restrictions as the Fund): (i) purchase securities of a investment company if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it; (ii) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities; or (iii) invest less than 80% of the value of the total assets of the Fund in securities that are structured to provide protection against inflation. These policies are non-fundamental and may be changed without shareholder approval.

     Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.

                                         MANAGEMENT

     Information pertaining to the Directors and executive officers of the Corporation is set forth below. All of the Directors are not "interested persons" of the Corporation as defined by the 1940 Act.



------------------------------------------------------------------------------------------
Name, Birth Date   Position(s)   Term of   Principal              Number of   Other
and Address        Held with     Office#   Occupation(s) During   Funds in    Director-ships
                   Corporation   and       Past 5 Years           Fund        Held by
                                 Length                           Complex     Director
                                 of Time                          Overseen
                                 Served                           by
                                                                  Director^
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Joseph V. Shields  Chairman of   Since     Managing Director,     12          None
Jr.* Birth Date:   the Board     1990      Chairman and Chief
March 17, 1938     and Director            Executive Officer of
Shields &                                  Shields & Company
Company, 140                               (registered
Broadway, New                              broker-dealer and
York, NY 10005                             member of New York
                                           Stock Exchange);
                                           Chairman of Capital
                                           Management
                                           Associates, Inc.
                                           (registered
                                           investment adviser);
                                           Vice Chairman and
                                           Trustee of New York
                                           Racing Association;
                                           Director of Flowers
                                           Industries, Inc.
                                           (diversified food
                                           company).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Eugene P. Beard    Director      Since     Vice Chairman -        12          Director
Birth Date: March                1993      Finance/Operations                 of Old
17, 1935                                   and CFO (May 1995 -                Westbury
The Interpublic                            February 2000) and                 Funds (5
Group of                                   Special Advisor                    Funds)
Companies, Inc.,                           (March 2000 -
372 Danbury,                               Present), The
Road, 2nd Floor,                           Interpublic Group of
Wilson, CT                                 Companies, Inc.
06897-2530
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Richard Carpenter  Director      Since     Retired; Director of   12          None
Birth Date: March                1999      Investments,
17, 1933                                   Pennsylvania Public
10820 North La                             School Employees'
Quinta Drive,                              Retirement System
Tucson, AZ 85737                           (until December 1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
David P. Feldman   Director      Since     Retired; Chairman and  12          Director
Birth Date:                      1990      CEO of AT&T                        of Dreyfus
November 16, 1939                          Investment Management              Mutual
3 Tall Oaks                                Corporation (until                 Funds (59
Drive, Warren, NJ                          May 1997); Director                Funds)
07059                                      of Jeffrey Co. (1992
                                           to present); Director
                                           of QMED (1999 to
                                           present).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
J. Angus Ivory     Director      Since     Retired; Director of   12          None
Birth Date: July                 1999      Brown Brothers
31, 1932 Greenway                          Harriman Ltd.
Farm, Tockenham,                           (subsidiary of Brown
Swindon,                                   Brothers Harriman &
Wiltshire, SN4                             Co.) (until December
7PP England                                2001); Advisor, RAF
                                           Central Fund (1992 to
                                           present).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Alan G. Lowy       Director      Since     Private Investor.      12          None
Birth Date: April                1993
17, 1939
4111 Clear Valley
Drive, Encino, CA
91436
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Arthur D.          Director      Since     Retired; Executive     12          None
Miltenberger                     1992      Vice President and
Birth Date:                                Chief Financial
November 8, 1938                           Officer of Richard K.
195 Darlington                             Mellon and Sons
Rector Road,                               (private foundation
Laughlinton, PA                            until June 1998);
15658                                      Vice President and
                                           Treasurer of Richard
                                           King Mellon
                                           Foundation (until
                                           June 1998); Trustee,
                                           R.K. Mellon Family
                                           Trusts (since 1981);
                                           General Partner,
                                           Mellon Family
                                           Investment Company
                                           IV, V and VI;
                                           Director of
                                           Aerostructures
                                           Corporation (aircraft
                                           manufacturer) (since
                                           1996).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Charles Izard      President     Since     President of BBH       N/A         N/A
Birth Date:                      2003      Common Settlement
May 2, 1959                                Fund, Inc., BBH
227 West Trade                             Common Settlement
Street,                                    Fund II, Inc., BBH
Charlotte, NC                              Fund, Inc. and the
28202-1675                                 BBH U.S. Money Market
                                           Portfolio (since
                                           August 2003); Partner
                                           (since January 2001)
                                           and Managing Director
                                           (since October 1996)
                                           of Brown Brothers
                                           Harriman & Co. ("BBH
                                           & Co.")
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Michael D.         Vice          Since     Vice President,        N/A         N/A
Martins            President,    2002      Treasurer, Principal
Birth Date:        Treasurer,              Accounting Officer,
November 5, 1965   Principal               Principal Financial
140 Broadway, New  Accounting              Officer and Principal
York, NY 10005     Officer and             Financial Officer of
                   Principal               BBH Common Settlement
                   Financial               Fund, Inc., BBH
                   Officer                 Common Settlement
                                           Fund II, Inc., BBH
                                           Fund, Inc. and the
                                           BBH U.S. Money Market
                                           Portfolio; Vice
                                           President (since
                                           April 2002) and
                                           Assistant Vice
                                           President (since
                                           December 1996) of BBH
                                           & Co.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Gail C. Jones      Secretary     Since     Secretary of BBH       N/A         N/A
Birth Date:                      2002      Common Settlement
October 26, 1953                           Fund, Inc., BBH
1001 Liberty                               Common Settlement
Avenue,                                    Fund II, Inc., BBH
Pittsburgh, PA                             Fund, Inc. and the
15222-3779                                 BBH U.S. Money Market
                                           Portfolio  (since
                                           August 2002);
                                           Counsel, ReedSmith,
                                           LLP (since October
                                           2002); Corporate
                                           Counsel January 1997
                                           to September 2002 and
                                           Vice President
                                           January 1999 to
                                           September 2002 of
                                           Federated Services
                                           Company.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Peter J. Germain   Vice          Since     Vice President of BBH  N/A         N/A
Birth Date:        President     2002      Common Settlement
September 3, 1959                          Fund, Inc., BBH
1001 Liberty                               Common Settlement
Avenue,                                    Fund II, Inc., BBH
Pittsburgh, PA                             Fund, Inc. and the
15222-3779                                 BBH U.S. Money Market
                                           Portfolio (since
                                           August 2002); Senior
                                           Vice President,
                                           Federated Services
                                           Company (since
                                           November 1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Judith J. Mackin   Vice          Since     Vice President of BBH  N/A         N/A
Birth Date:        President     2002      Common Settlement
May 30, 1960                               Fund, Inc., BBH
1001 Liberty                               Common Settlement
Avenue,                                    Fund II, Inc., BBH
Pittsburgh, PA                             Fund, Inc. and the
15222-3779                                 BBH U.S. Money Market
                                           Portfolio (since
                                           August 2002); Vice
                                           President of
                                           Federated Services
                                           Company (since
                                           November 1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Victor Siclari     Assistant     Since     Assistant Secretary    N/A         N/A
Birth Date:        Secretary     2002      of BBH Common
November 17, 1961                          Settlement Fund,
1001 Liberty                               Inc., BBH Common
Avenue,                                    Settlement Fund II,
Pittsburgh, PA                             Inc., BBH Fund, Inc.
15222-3779                                 and the BBH U.S.
                                           Money Market
                                           Portfolio (since
                                           August 2002);
                                           Partner, ReedSmith,
                                           LLP (since October
                                           2002); Vice President
                                           (March 1996 to
                                           September 2002) and
                                           Senior Corporate
                                           Counsel (July 1998 to
                                           September 2002) of
                                           Federated Investors,
                                           Inc.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Nancy D. Osborn    Assistant     Since     Assistant Secretary    N/A         N/A
Birth Date: May    Secretary     2002      of BBH Common
4, 1966                                    Settlement Fund,
140 Broadway, New                          Inc., BBH Common
York, NY 10005                             Settlement Fund II,
                                           Inc., BBH Fund, Inc.
                                           and the BBH U.S.
                                           Money Market
                                           Portfolio (since
                                           August 2002);
                                           Associate, BBH & Co.
                                           (since April 1996).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
John C. Smith      Assistant     Since     Assistant Treasurer    N/A         N/A
Birth Date:        Treasurer     2002      of BBH Common
August 2, 1965                             Settlement Fund,
50 Milk Street,                            Inc., BBH Common
Boston, MA 02109                           Settlement Fund II,
                                           Inc., BBH Fund, Inc.
                                           and the BBH U.S.
                                           Money Market
                                           Portfolio (since
                                           August 2002);
                                           Assistant Vice
                                           President (since
                                           September 2001),
                                           Associate (September
                                           2000-August 2001) and
                                           Senior Analyst (June
                                           1999 - August 2000)
                                           of BBH & Co.;
                                           Manager, Fund
                                           Administration, State
                                           Street Bank and Trust
                                           Company (June 1997 -
                                           May 1999).
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Gregory Lomakin    Assistant     Since     Assistant Treasurer    N/A         N/A
Birth Date:        Treasurer     2002      of BBH Common
February 23, 1965                          Settlement Fund,
50 Milk Street,                            Inc., BBH Common
Boston, MA 02109                           Settlement Fund II,
                                           Inc., BBH Fund, Inc.
                                           and the BBH U.S.
                                           Money Market
                                           Portfolio (since
                                           August 2002);
                                           Assistant Vice
                                           President (since
                                           September 2001), and
                                           Associate (May 1992-
                                           September 2001).
------------------------------------------------------------------------------------------

# Each Director of the Corporation holds office until he or she attains the age of 70 (72, in the case of Directors who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Corporation's Articles of Incorporation. All officers of the Corporation hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Directors to remove any officer in accordance with the Corporation's By-laws).

^    The Fund  Complex  consists  of the  Corporation,  BBH  Trust,  BBH  Common
     Settlement Fund, Inc., BBH Common Settlement Fund II, Inc. and BBH U.S. Money Market Portfolio. The Corporation, which has seven series (including the Fund), and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table.

BOARD OF DIRECTORS

     The Corporation's Directors, in addition to supervising the actions of the Corporation's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Directors of the Corporation review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Directors are assisted in this process by independent legal counsel.

     The Directors (except Mr. Shields) serve on an Audit Committee that selects the independent public accounts for the Fund and review accounting policies and controls. The Audit Committee held four meetings during the last fiscal year.

     Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held four meetings during the last fiscal year.

                          Director Equity Ownership As Of 12/31/02
---------------------------------------------------------------------------
Name of Director          Dollar Range of Equity   Aggregate Dollar Range
                          Securities in Fund       of Equity Securities
                                                   in All Registered
                                                   Investment Companies
                                                   Overseen by Director
                                                   in Family of
                                                   Investment Companies
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Eugene P. Beard           None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
David P. Feldman          None                     $10,001-$50,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Alan G. Lowy              None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Arthur D. Miltenberger    None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Richard L. Carpenter      None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Clifford A. Clark         None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
J. Angus Ivory            None                     None
---------------------------------------------------------------------------

     As of February 7, 2003, the Directors and Officers of the Corporation as a group owned beneficially less than 1% of the outstanding shares of the Corporation, and to the knowledge of the Corporation, no person owned beneficially more than 5% of the outstanding shares of the Fund except as set forth below:

      Class N shares
   Charles Schwab                54.97%       $146,518,915
   BBH                           31.58%        $84,159,191
   National Financial             7.91%        $21,088,447

      Class I shares
   BBH                           51.77%        $23,852,730
   Key Bank                      15.43%         $7,111,737
   National Financial            12.76%         $5,877,369
   LaSalle Bank                  10.61%         $4,888,202
   NA Bank & Co.                  8.09%         $3,728,381

     As of February 7, 2003, the partners of Brown Brothers Harriman, together with their immediate family members, owned 48,997 Class N shares (0.20%) of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion with respect to an additional 4,031,285 shares (16.77%) Class N shares and $868,991 (20.93%) of the Class I shares of the Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.

COMPENSATION

     Each Director of the Corporation receives a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) and such base annual fee is allocated among all series of the Corporation, BBH Trust, BBH U.S. Money Market Portfolio, BBH Common Settlement Fund, Inc., and BBH Common Settlement Fund II, Inc. (in each case, based upon their respective net assets). Members of the Valuation Committee (Mssrs. Feldman, Carpenter and Shields) receive and additional $2,000 per year. In addition, each series of the Corporation, BBH Trust, and BBH U.S. Money Market Portfolio that has commenced operations, pays an annual fee to each Director of $1,000.

                    Director Compensation For Fiscal Year Ended 10/31/02

-----------------------------------------------------------------------------
Name of Person,   Aggregate      Pension or     Estimated      Total
Position          Compensation   Retirement     Annual         Compensation
                  from Fund      Benefits       Benefits upon  from Fund
                                 Accrued as     Retirement     Complex^
                                 Part of Fund                  paid to
                                 Expenses                      Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Joseph V.         $1,367.25      None           None           $42,250
Shields, Jr.,
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Eugene P. Beard,  $1,250.38      None           None           $35,250
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Richard L.        $1,283.77      None           None           $37,250
Carpenter,
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Clifford A.       $1,250.38      None           None           $35,250
Clark, Director*
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
David P.          $1,283.77      None           None           $37,250
Feldman, Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
J. Angus Ivory,   $1,250.38      None           None           $35,250
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Alan G. Lowy,     %1,250.38      None           None           $35,250
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Arthur D.         1,283.77       None           None           $37,250
Miltenberger,
Director
-----------------------------------------------------------------------------
^  See corresponding note to "Directors" table, above.
*  Retired, November 2002.

     Because of the services rendered to the Corporation by the Investment Adviser and the Administrator, the Corporation requires no employees other than its officers, and the officers receive no compensation from the Corporation or the Fund.

CODE OF ETHICS

     The Corporation, the Investment Adviser and the Distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Corporation, the Investment Adviser and the Distributor are on file with the SEC.

INVESTMENT ADVISER

     Under an Investment Advisory Agreement with the Corporation, subject to the general supervision of the Corporation's Directors and in conformance with the stated policies of the Fund, Brown Brothers Harriman provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund , and to manage, generally, the investments of the Fund.

     The Investment Advisory Agreement between Brown Brothers Harriman and the Corporation is dated December 15, 1993 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Directors on November 8, 2002. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Corporation. (See "Additional Information".)

     The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. For the fiscal years ended October 31, 2002, 2001 and 2000, the Fund incurred $386,819, $151,759 and $44,145, respectively, for advisory services.

     The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman dated November 9, 2001, the Corporation may use "BBH" in its name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between a Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman. Termination of the agreement would require the Corporation to change its name and the name of the Fund to eliminate all references to BBH.

     As required by the 1940 Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve this contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the this contract, the Board considers many factors, among the most material of which are: the Fund's investment objective and long term performance; the Investment Adviser's management philosophy, personnel, and processes; the preferences and expectations of fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; and the range and quality of services provided to the Fund and its shareholders by the Brown Brothers Harriman organization in addition to investment advisory services.

     In assessing the Investment Adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Investment Adviser's industry standing and reputation and in the expectation that the Investment Adviser will have a continuing role in providing advisory services to the Fund.

     The Board also considers the compensation and benefits received by the Investment Adviser. This includes fees received for services provided to the Fund by other entities in the Brown Brothers Harriman organization and research services received by the Investment Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Investment Adviser's compensation: the nature and quality of the services provided by the Investment Adviser, including the performance of the Fund; the Investment Adviser's cost of providing the services; the extent to which the Investment Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Investment Adviser and its affiliates as a result of the Investment Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Investment Adviser's service and fee. The Fund's Board is aware of these factors and takes them into account in its review of the Fund's advisory contract.

     The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Brown Brothers Harriman on matters relating to the BBH Funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Fund and the Brown Brothers Harriman organization. The Investment Adviser provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Investment Adviser's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Investment Adviser and its affiliates; compliance and audit reports concerning the BBH Funds and the companies that service them; and relevant developments in the mutual fund industry and how the BBH Funds and/or Brown Brothers Harriman are responding to them.

     The Board also receives financial information about the Investment Adviser, including reports on the compensation and benefits Brown Brothers Harriman derives from its relationships with the BBH Funds. These reports cover not only the fees under the advisory contracts, but also fees received by Brown Brothers Harriman's subsidiaries for providing other services to the BBH Funds under separate contracts (e.g., for serving as the BBH Funds' administrator and custodian). The reports also discuss any indirect benefit Brown Brothers Harriman may derive from its receipt of research services from brokers who execute fund trades.

     The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every BBH Fund, nor does the Board consider any one of them to be determinative. Because the totality of circumstances includes considering the relationship of each BBH Fund, the Board does not approach consideration of every BBH Fund's advisory contract as if that were the only BBH Fund.

ADMINISTRATORS

     Brown Brothers Harriman Trust Company, LLC (the "Administrator") acts as Administrator for the Corporation. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman.

     In its capacity as Administrator, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman Trust Company, LLC (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Fund's Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to the Fund's shareholders and the SEC.

     The Administration Agreement between the Corporation and Brown Brothers Harriman Trust Company, LLC (dated November 1, 1993 and amended and restated January 1, 2001) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors most recently approved the Corporation's Administration Agreement on November 8, 2002. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the Corporation's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC and by Brown Brothers Harriman Trust Company, LLC on 90 days' written notice to the Corporation.

     The administrative fee payable to Brown Brothers Harriman Trust Company, LLC from the Fund is calculated daily and payable monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. For the fiscal years ended October 31, 2002, 2001 and 2000, the Fund incurred $154,728, $60,704 and $17,658, respectively, for administrative services.

     Pursuant to separate Sub-administrative Services Agreements between Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and Brown Brothers Harriman & Co. (each, a "Sub-administrator"), the Sub-administrators perform such sub-administrative duties for the Fund as are from time to time agreed upon by Brown Brothers Harriman Trust Company, LLC and each Sub-administrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices of Brown Brothers Harriman & Co. are located at 140 Broadway, New York, New York 10005. The Sub-administrators' duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Fund, participating in the preparation of documents required for compliance by the Fund with applicable laws and regulations, preparing certain documents in connection with meetings of Directors and shareholders of the Fund, and other functions that would otherwise be performed by Brown Brothers Harriman Trust Company, LLC as set forth above. For performing such sub-administrative services, each Sub-administrator receives such compensation from Brown Brothers Harriman Trust Company, LLC as is from time to time agreed to between Brown Brothers Harriman Trust Company, LLC and each Sub-administrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman Trust Company, LLC by the Fund.

DISTRIBUTOR

     Effective September 16, 2002, Edgewood Services, Inc. ("Edgewood") serves as exclusive Distributor of the Fund's shares. Its offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Distributor's Agreement dated as of September 16, 2002 between the Trust and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Agreement was first approved by the Independent Directors of the Corporation on August 6, 2002. The agreement terminates automatically in the event of its assignment, and may be terminated (i) with respect to the Fund, at any time, without penalty, by the Board of Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than ninety (90) days' written notice to Edgewood, and (ii) by Edgewood on ninety (90) days' written notice to the Corporation.

SHAREHOLDER SERVICING AGENT

     The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for the Corporation with respect to the Fund's Class N shares and Class A shares, among other things: answers inquiries from shareholders of and prospective investors in Class N shares and Class A shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in Class N shares or Class A Shares of the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares and Class A shares owned during the period for which payment was being made by shareholders who did not hold their account with an eligible institution.

FINANCIAL INTERMEDIARIES

     From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Class N shares and Class A shares of the Fund through that Financial Intermediary, which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in Class N shares and Class A shares of the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Class N shares or Class A shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares and Class A shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of Class N and Class A shareholders of the Fund. A Financial
Intermediary  may  designate  other   intermediaries   to  accept  purchase  and
redemption orders for Class N shares or Class A shares. Customer orders are priced at the NAV for Class N shares and Class A shares next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Class N shares or Class A shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

ELIGIBLE INSTITUTIONS

     The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in Class N shares or Class A shares of the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares or Class A shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares and Class A shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

EXPENSE PAYMENT AGREEMENT

     Under an agreement dated February 20, 2001, the Administrator pays the Fund's expenses (see "Annual Fund Operating Expenses" in the Prospectus), other than fees paid to Brown Brothers Harriman Trust Company, LLC under the Corporation's Administration Agreement and other than expenses relating to the organization of the Fund. In return, the Administrator receives a fee from the Fund's Class N shares, Class I shares and Class A shares such that after such payment the aggregate expenses of the Fund do not exceed an agreed upon annual rate, currently 0.65%, 0.40% and 0.90% of the average daily net assets of Class N shares, Class I shares and Class A shares, respectively. Such fees are computed daily and paid monthly. The expense payment agreement will terminate on October 31, 2003.

     For the year ended October 31, 2002, the Administrator incurred $1,168,288 in expenses, including investment advisory fees of $386,819, shareholder servicing/eligible institution fees of $324,847 and custody fees of $137,026 paid to Brown Brothers Harriman on behalf of the Fund.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Brown Brothers Harriman ( the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is the Custodian for the Fund.

     As Custodian for the Fund, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the Fund's accounting and portfolio transaction records and for each day computes the Fund's NAV.

     Forum Shareholder Services, Inc., Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Fund.

NET ASSET VALUE

     The NAV of each class of shares of the Fund is normally determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) The determination of NAV per share is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV per share is determined separately for each class of shares by dividing the value of the Fund's total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

     The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 P.M., Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

     Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Directors. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

COMPUTATION OF PERFORMANCE

     The average annual total rate of return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

     The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

     The following table sets forth average annual total return information for Class N shares and Class I shares for the periods ended December 31, 2002:

                       1 Year                            10 Years
                                   ------------------

                                   5 Years
                                   (Annualized)          (Annualized)*
Class N shares
Total Return
  Before Taxes         16.25%      9.11%                 6.79%
                        3.60%
  After Taxes on                   ------------------
  Distributions        1           6.76%                 4.47%
                        0.01%
                                   ----------------------
  After Taxes on
  Distributions
  and Sale of Shares   1           6.17%                 4.27%

* The inception date for the Fund was July 23, 1992. On February 20, 2001 all outstanding shares were reclassified as "Class N".

                         Year      Start of
                                   Performance on
                                   August 14, 2001**
                                   ------------------
                       1           (Annualized)
Class I shares
Total Return
  Before Taxes         16.61%      11.57%
  After Taxes on        3.85%       .93%
  Distributions        1           8
  After Taxes on        0.22%       .99%
  Distributions
  and Sale of Shares   1           7

--------------------------------------------------------------------------------

     As Class A shares is a newly created share class of the Fund, (December 31, 2002) average annual total return information will be available once the share class has completed one year of performance.

     Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund and the Fund's expenses during the period.

     Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

     Any "yield" quotation of the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30-day or one-month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

     The yield should not be considered a representation of the yield of the Fund in the future since the yield is not fixed. Actual yields depend on the type, quality and maturities of the investments held by the Fund, changes in interest rates on investments, and the Fund's expenses during the period.

     Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

     The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as Salomon Brothers Inflation-Linked Securities) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

     Period and average annualized total rates of return may be provided in such communications. The total rate of return refers to the change in the value of an investment in the Fund over a stated period based on any change in NAV per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

     The Fund's yield and effective yield may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the projected income generated by an investment in the Fund over a 30-day or one-month period (which period is stated). This income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


PURCHASES AND REDEMPTIONS

     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends or holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of, the NAV of the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

     An  investor  should  be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

     In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

FEDERAL TAXES

     Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund is not subject to federal income taxes on its net income and realized net long-term capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Corporation intends to meet such requirements. Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders.

     Dividends paid from the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of the Fund's net income may consist of dividends paid by domestic corporations.

     Gains or losses on sales of securities for the Fund are treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a put has been acquired or a call has been written thereon for the Fund. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Fund lapses or is terminated through a closing transaction, such as a repurchase for the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold for the Fund pursuant to the exercise of a call option written for it, the premium received is added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the ability to write options and engage in transactions involving stock index futures.

     Certain options contracts held for the Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long such options were held. The Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

     During periods of rising interest rates, the Investment Adviser may have to dispose of securities under disadvantageous circumstances in order to generate cash to satisfy the Fund's distribution requirements. Generally, an inflation-adjusted increase in principal is required to be included as income in the year the increase occurs even though the investor will not receive payment of amounts equal to such increase until the security matures. During periods of rising interest rates, the Fund will be required to accrue an increasing amount of inflation-adjusted income. The Fund will be required to distribute dividends equal to substantially all of its net investment income, including the daily accretion of inflation adjustments accrued by the Fund with respect to IIS for which the Fund receives no payments in cash prior to their maturity.

     Return of Capital. Any dividend or capital gains distribution has the effect of reducing the NAV of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the NAV of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities would be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Other Taxes. The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

     Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund"s fiscal year. Additional tax information is mailed to shareholders in January.

     Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

                                   DESCRIPTION OF SHARES

     The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 40 Water Street, Boston, Massachusetts 02109; its telephone number is (800) 625-5759. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of BBH Inflation-Indexed Securities Fund Class N, 25,000,000 shares have been classified as shares of BBH Inflation-Indexed Securities Fund Class I, and 25,000,000 shares have been classified as shares of BBH Inflation-Indexed Securities Fund Class A. The Board of Directors also has the power to designate one or more additional series of shares of common stock or class thereof, and to classify and reclassify any unissued shares with respect to such series and/or classes. Currently there are seven such series in addition to the Fund, five of which also offer Class N and Class I shares.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shares of the Corporation entitle their holders to a one full vote per full and fractional share. Separate votes are taken by a single series of the Corporation on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote or as may be required by the 1940 Act or as my be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Corporation. The Corporation's Articles of Incorporation provide that the Corporation may, upon the approval of its Board of Directors, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

     Stock certificates are not issued by the Corporation.

     The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution or Financial Intermediary, may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

     The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Corporation may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's investable assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as the Fund. Shareholders will receive 30 days prior written notice with respect to any such investment. In such event, the Fund would no longer directly require investment advisory services and therefore would pay no investment advisory fees. Further, the administrative services fee paid from the Fund would be reduced. At a shareholder's meeting held on September 23, 1993, the Fund's shareholders approved changes to the investment restrictions of the Fund to authorize such an investment. Such an investment would be made only if the Directors believe that the aggregate per share expenses of the Fund and such other investment company would be less than or approximately equal to the expenses which the Fund would incur if the Corporation were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

     It is expected that the investment of the Fund in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Corporation is requested to vote on matters pertaining to the investment company, the Corporation would hold a meeting of the Fund's shareholders and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Fund's shareholders.

     The Corporation has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Corporation to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

     The portfolio of the Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 25% annual turnover rate would occur, for example, if one-quarter of the securities in the Fund's portfolio (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 2002, 2001 and 2000, the portfolio turnover rate for the Fund was 458%, 325% and 327%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

     The securities in which the Fund invests are traded primarily in the over-the-counter markets on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible transactions on behalf of the Fund are entered directly with the issuer or from an underwriter or market maker for the securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between the bid and asked price. The policy of the Fund regarding purchases and sales of securities is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. While reasonably competitive spreads or commissions are sought for the Fund, it will not necessarily be paying the lowest spread or commission available. If the Investment Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

     On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.

     Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Corporation effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Corporation may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Corporation may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

NOTE RATINGS

     Notes rated MIG-1 by Moody's are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both. Notes rated MIG-2 are judged to be of high quality with ample margins of protection, though not as large as MIG-1. The commercial paper rating Prime-1 is the highest commercial paper rating assigned by Moody's and denotes that the issuer has superior capacity for repayment. Among the factors considered by Moody's in assigning note and commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     With respect to notes, an SP-1 rating indicates a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation. SP-2 denotes a satisfactory capacity to pay principal and interest. The commercial paper rating A-1 is the highest paper rating assigned by Standard & Poor's and indicates a strong degree of safety regarding timely payments. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Among the factors considered by Standard & Poor's in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, DC or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

     The Annual Report of the Fund dated October 31, 2002 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report which also contains performance information will be provided, without charge, to each person receiving this Statement of Additional Information.

[BROWN BROTHERS HARRIMAN LOGO]


PROSPECTUS
FEBRUARY 28, 2003


BBH TAX-EFFICIENT EQUITY FUND
CLASS N SHARES
CLASS I SHARES



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


Investment Objective                                        3

Principal Investment Strategies                             3

Principal Risk Factors                                      6

Fund Performance                                            8

Fees and Expenses of the Fund                               9

Investment Adviser                                         11

Shareholder Information                                    12

Financial Highlights                                       18

Additional Information                                     19

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term growth of capital on an after-tax basis.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances the Investment Adviser invests at least 80% of the net assets of the Fund in equity securities traded on the New York Stock Exchange (NYSE), American Stock Exchange or the National Association of Securities Dealers Automated Quotations (NASDAQ) System. Investments generally consist of equities issued by domestic firms, although equities of foreign-based companies may also be purchased if they are registered under the Securities Act of 1933.


The Investment Adviser's investment management style is best characterized as a core fundamental approach, with primary emphasis given to bottom-up stock selection. Industry allocation and style exposure are a residual of the stock selection process and are used as risk management tools. The Fund's investment benchmark includes the full spectrum of growth and value issues. Therefore, our analyst coverage and portfolio construction take advantage of investment ideas throughout the growth-value spectrum.

The Investment Adviser's stock selection process places emphasis on large and medium capitalization and globally competitive companies with strong business models and market positions. These companies provide the optimal combination of superior returns, consistent performance and moderate volatility over the near and long term. In accord with that large cap bias, analysts provide investment options throughout the S&P 500 index universe, both by market capitalization and by sector. Analysts may consider stocks outside that universe as a means of opportunistically adding value with non-S&P 500 names.


Each analyst must provide a rating for every stock in his universe. A rigorous application of qualitative and quantitative analysis results in an opinion and ranking for each stock in the universe. These rankings are communicated to the portfolio manager through the Analyst Tracking System (ATS). Analyst opinions on company fundamentals and prospects are expressed in terms of percentage weights relative to the stock's weight in its S&P 500 sector. Issues with a market weight or greater in the ATS form the universe of issues appropriate for inclusion in the Fund.

Portfolio construction in the Fund is the result of selecting issues from the ATS which, when combined with benchmark considerations and risk management, results in a well-diversified portfolio that is designed with the goal of outperforming its benchmark over a 12-18 month time horizon.

The use of tax-efficient investment strategies enables investors to retain a larger portion of their pre-tax investment returns on an after-tax basis. Key elements of our tax-efficient approach include:

-  Pursuing an equity strategy which emphasizes capital appreciation
- Focusing our stock selection process on each security's long-term investment potential
- Selective realization of losses within the Fund that can be used to offset realized gains
- Evaluating potential stock sales and reinvestment alternatives on an after-tax basis

Most equity mutual funds seek to provide superior pre-tax returns. The Fund seeks to provide both superior pre-tax and after-tax returns. In employing its strategies, the Investment Adviser will sell the Fund's securities when the anticipated performance benefit justifies incurring the resulting tax liability. Although the Fund's tax-efficient strategies are designed to minimize an investor's tax liability, there can be no guarantee that this result will be achieved.

In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

PRINCIPAL RISK FACTORS

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

MARKET RISK:
This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

TAX MANAGEMENT RISK:
This is the risk that managing the Fund for after-tax returns may hurt the Fund's performance on a pre-tax basis. Because the Investment Adviser considers tax consequences in making investment decisions for the Fund, the Fund's pre-tax performance may be lower than that of a similar fund that is not tax-managed.

MID-CAP RISK:
Medium-sized companies typically have less working capital, managerial resources and product lines than larger companies, increasing their investment risk. The securities of medium-sized companies may also trade less frequently and with greater price swings. To the extent the Fund invests in mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies.

FOREIGN INVESTMENT RISK:
Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. These risks include changes in political, social or economic conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments.


INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

FUND PERFORMANCE


The following bar chart and table give an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund's Class N shares from year to year. The table shows how the average annual returns of the Fund's Class N shares for the periods indicated compare to those of a broad measure of market performance.


When you consider this information, please remember that the Fund's performance (before and after taxes) in past years is not necessarily an indication of how the Fund will do in the future.

[CHART]

              TOTAL RETURN FOR CLASS N SHARES (% PER CALENDAR YEAR)

1999                     25.11
2000                    (13.00)
2001                    (17.76)
2002                    (23.96)


HIGHEST AND LOWEST RETURN (QUARTERLY 1999-2002)


Highest                                     18.06%        12/31/99

Lowest                                     (18.74)%        9/30/01

AVERAGE ANNUAL TOTAL RETURNS FOR CLASS N SHARES* (THROUGH DECEMBER 31, 2002)



                                                                                  LIFE OF FUND
                                                                                        (SINCE
                                                                                   NOVEMBER 2,
                                                                          1 YEAR         1998)
                                                                          ------  ------------
Return Before Taxes                                                       (23.96)%     (5.93)%
Return After Taxes on Distributions**                                     (23.96)%     (5.96)%
Return After Taxes on Distributions and Sale of Fund Shares**             (14.71)%     (4.64)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)         (22.10)%     (3.91)%


*  There were no Class I shares outstanding during the periods shown.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND


The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from an investor's account)

                                                          CLASS N     CLASS I
                                                          -------     -------
Maximum Sales Charge (Load)

Imposed on Purchases                                         None        None

Maximum Deferred Sales Charge (Load)                         None        None

Maximum Sales Charge (Load)

Imposed on Reinvested Dividends                              None        None

Redemption Fee                                               None        None

Exchange Fee                                                 None        None

ANNUAL FUND OPERATING EXPENSES(2)
(Expenses that are deducted from Fund assets as a percentage of average net assets)

                                                          CLASS N    CLASS I(1)
                                                          -------    ----------
Other Expenses
   Administration Fee                                       0.15%       0.15%
   Expense Payment Agreement(2)                             1.05%       0.80%
                                                            -----       -----

Total Annual Fund Operating Expenses                        1.20%       0.95%
                                                            =====       =====

(1) For Class I, "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) The expense payment arrangement is a contractual arrangement which limits the total annual fund operating expenses for Class N shares and Class I shares to 1.20% and 0.95%, respectively. Included within the expense payment agreement is a management fee of 0.65% and for Class N only a shareholder servicing/eligible institution fee of 0.25%.

EXAMPLE

This example is intended to help an investor compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:


                                 1 YEAR         3 YEARS     5 YEARS   10 YEARS
                                 ------         -------     -------   --------
Class N shares                   $ 122           $ 381       $ 660     $ 1,455

Class I shares                   $  97           $ 303       $ 525     $ 1,166

INVESTMENT ADVISER


The Investment Adviser to the Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 140 Broadway, New York, NY 10005.

The Investment Adviser provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Board of Directors of the BBH Fund, Inc. (the "Corporation"), Brown Brothers Harriman makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the investments. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2002, it managed total assets of approximately $34 billion.

A team of individuals manages the Fund on a day-to-day basis. The team includes Mr. Jeffrey A. Schoenfeld, Mr. G. Scott Clemons and Dr. John C. Mahler. Mr. Schoenfeld holds a B.A. from the University of California, Berkeley and a M.B.A. from the Wharton School of the University of Pennsylvania. He joined Brown Brothers Harriman in 1984. Mr. Clemons holds a A.B. from Princeton University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1990. Dr. Mahler holds an M.D. from the University of North Carolina and an M.B.A. from Columbia University. He is a Chartered Financial Analyst. Dr. Mahler joined Brown

Brothers Harriman in 2001. Prior to joining Brown Brothers Harriman, he worked for Manning and Napier Advisors.

For its fiscal year ended October 31, 2002, the Fund paid the Investment Adviser a fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).


SHAREHOLDER INFORMATION

NET ASSET VALUE

The Corporation normally determines the Fund's net asset value (NAV) per share once daily at 4:00 p.m., Eastern time on each day the NYSE is open for regular trading. The determination of the Fund's NAV per share is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The Corporation values the assets in the Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Board of Directors of the Corporation. A security or other asset held by the Fund may also be fair valued if events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.


DESCRIPTION OF SHARE CLASSES

The Fund offers Class N shares and Class I shares through this prospectus. Class N shares and Class I shares have different operating expenses and may be purchased at NAV without a sales charge. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund.


PURCHASE OF SHARES

The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Corporation executes purchases of Fund shares at the NAV per share next determined after the Corporation receives the order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the purchase of Fund shares.


An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Forum Shareholder Services, LLC, the Fund's Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares.

Investment Minimums* Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

                                     CLASS N          CLASS I
-------------------------------------------------------------
Initial purchases                  $ 100,000       $1,000,000

Subsequent purchases               $  25,000       $   25,000


* Brown Brothers Harriman, the Fund's Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend, from time to time, a minimum initial and a minimum subsequent purchase requirements for its customers which currently is as low as $1,000.


REDEMPTION OF SHARES

The Corporation executes redemption requests at the next NAV calculated after the Corporation receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.


Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.


REDEMPTIONS BY THE CORPORATION

The Shareholder Servicing Agent has established a minimum account size of $100,000 for Class N shares and $1,000,000 for Class I shares, which may be changed from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Corporation reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

FURTHER REDEMPTION INFORMATION
Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Corporation has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Corporation makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Corporation does not expect to make in-kind distributions, but if it does, the Corporation will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Corporation's net assets, whichever is less.


The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.


DIVIDENDS AND DISTRIBUTIONS
The Corporation declares and pays to shareholders substantially all of the Fund's net income and any realized net short-term capital gains semi-annually as a dividend, and substantially all of the Fund's realized net long-term capital gains, if any, annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the

Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date.

Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES
Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help an investor understand the financial performance of the Fund. The information in the financial highlights table relates to Class N shares of the Fund, as there were no Class I shares outstanding during the periods indicated. Certain information reflects financial results for a single Class N share. The total returns in the table represent the rate that an investor would have earned on an investment in Class N shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                                        FOR THE
                                                                                       PERIOD FROM
                                                                                    NOVEMBER 2, 1998
                                                                                      (COMMENCEMENT
                                                 FOR THE YEARS ENDED OCTOBER 31,    OF OPERATIONS) TO
                                                 -------------------------------      OCTOBER 31,
                                                   2002       2001        2000           1999
                                                 --------   --------    --------      -----------
Net asset value, beginning of period             $   9.46      13.52    $  12.80      $     10.00
Income from investment operations:
   Net investment loss                               0.01      (0.02)      (0.04)           (0.03)
   Net realized and unrealized gain (loss)          (1.68)     (3.97)       0.76             2.83
Less distributions from net realized gain               -      (0.07)          -                -
                                                 --------   --------    --------      -----------
Net asset value, end of period                   $   7.79   $   9.46    $  13.52      $     12.80
                                                 ========   ========    ========      ===========
Total return                                       (17.65)%   (29.65)%      5.62%           28.00%
Ratios/Supplemental Data:
   Net assets, end of period (000's omitted)     $ 82,607   $ 40,833    $ 51,765      $    36,498
   Expenses as a percentage of
     average net assets(1)                           1.20%      1.20%       1.20%            1.20%(2)
   Ratio of net investment income (loss) to
     average net assets                              0.17%     (0.21)%     (0.30)%          (0.25)%(2)
   Portfolio turnover rate                             33%        53%         67%              37%(2)
----------
(1) Had the expense reimbursement agreement not
    been in place, the ratio of expenses to
    average net assets would have been as
    follows:                                         1.43%      1.46%       1.35%            1.29%(2)

(2) Annualized.

ADDITIONAL INFORMATION

Historically, common stocks have provided investors with higher long-term returns than other investment vehicles. The following graph illustrates that over time, common stocks have outperformed investments in long-term government bonds and U.S. Treasury bills.


[CHART]

                     GROWTH OF A $1 INVESTMENT MADE IN 1925

                                           LONG TERM
                          COMMON STOCK    GOV'T BONDS    U.S. TREASURY BILLS     INFLATION
Dec 1925                   $        1     $         1      $          1         $          1
Jan 1926                   $        1     $         1      $          1         $          1
Feb 1926                   $        1     $         1      $          1         $          1
Mar 1926                   $        1     $         1      $          1         $          1
Apr 1926                   $        1     $         1      $          1         $          1
May 1926                   $        1     $         1      $          1         $          1
Jun 1926                   $        1     $         1      $          1         $          1
Jul 1926                   $        1     $         1      $          1         $          1
Aug 1926                   $        1     $         1      $          1         $          1
Sep 1926                   $        1     $         1      $          1         $          1
Oct 1926                   $        1     $         1      $          1         $          1
Nov 1926                   $        1     $         1      $          1         $          1
Dec 1926                   $        1     $         1      $          1         $          1
Jan 1927                   $        1     $         1      $          1         $          1
Feb 1927                   $        1     $         1      $          1         $          1
Mar 1927                   $        1     $         1      $          1         $          1
Apr 1927                   $        1     $         1      $          1         $          1
May 1927                   $        1     $         1      $          1         $          1
Jun 1927                   $        1     $         1      $          1         $          1
Jul 1927                   $        1     $         1      $          1         $          1
Aug 1927                   $        1     $         1      $          1         $          1
Sep 1927                   $        1     $         1      $          1         $          1
Oct 1927                   $        1     $         1      $          1         $          1
Nov 1927                   $        1     $         1      $          1         $          1
Dec 1927                   $        2     $         1      $          1         $          1
Jan 1928                   $        2     $         1      $          1         $          1
Feb 1928                   $        2     $         1      $          1         $          1
Mar 1928                   $        2     $         1      $          1         $          1
Apr 1928                   $        2     $         1      $          1         $          1
May 1928                   $        2     $         1      $          1         $          1
Jun 1928                   $        2     $         1      $          1         $          1
Jul 1928                   $        2     $         1      $          1         $          1
Aug 1928                   $        2     $         1      $          1         $          1
Sep 1928                   $        2     $         1      $          1         $          1
Oct 1928                   $        2     $         1      $          1         $          1
Nov 1928                   $        2     $         1      $          1         $          1
Dec 1928                   $        2     $         1      $          1         $          1
Jan 1929                   $        2     $         1      $          1         $          1
Feb 1929                   $        2     $         1      $          1         $          1
Mar 1929                   $        2     $         1      $          1         $          1
Apr 1929                   $        2     $         1      $          1         $          1
May 1929                   $        2     $         1      $          1         $          1
Jun 1929                   $        3     $         1      $          1         $          1
Jul 1929                   $        3     $         1      $          1         $          1
Aug 1929                   $        3     $         1      $          1         $          1
Sep 1929                   $        3     $         1      $          1         $          1
Oct 1929                   $        2     $         1      $          1         $          1
Nov 1929                   $        2     $         1      $          1         $          1
Dec 1929                   $        2     $         1      $          1         $          1
Jan 1930                   $        2     $         1      $          1         $          1
Feb 1930                   $        2     $         1      $          1         $          1
Mar 1930                   $        2     $         1      $          1         $          1
Apr 1930                   $        2     $         1      $          1         $          1
May 1930                   $        2     $         1      $          1         $          1
Jun 1930                   $        2     $         1      $          1         $          1
Jul 1930                   $        2     $         1      $          1         $          1
Aug 1930                   $        2     $         1      $          1         $          1
Sep 1930                   $        2     $         1      $          1         $          1
Oct 1930                   $        2     $         1      $          1         $          1
Nov 1930                   $        2     $         1      $          1         $          1
Dec 1930                   $        2     $         1      $          1         $          1
Jan 1931                   $        2     $         1      $          1         $          1
Feb 1931                   $        2     $         1      $          1         $          1
Mar 1931                   $        2     $         1      $          1         $          1
Apr 1931                   $        2     $         1      $          1         $          1
May 1931                   $        1     $         1      $          1         $          1
Jun 1931                   $        2     $         1      $          1         $          1
Jul 1931                   $        1     $         1      $          1         $          1
Aug 1931                   $        1     $         1      $          1         $          1
Sep 1931                   $        1     $         1      $          1         $          1
Oct 1931                   $        1     $         1      $          1         $          1
Nov 1931                   $        1     $         1      $          1         $          1
Dec 1931                   $        1     $         1      $          1         $          1
Jan 1932                   $        1     $         1      $          1         $          1
Feb 1932                   $        1     $         1      $          1         $          1
Mar 1932                   $        1     $         1      $          1         $          1
Apr 1932                   $        1     $         1      $          1         $          1
May 1932                   $        0     $         1      $          1         $          1
Jun 1932                   $        0     $         1      $          1         $          1
Jul 1932                   $        1     $         1      $          1         $          1
Aug 1932                   $        1     $         1      $          1         $          1
Sep 1932                   $        1     $         1      $          1         $          1
Oct 1932                   $        1     $         1      $          1         $          1
Nov 1932                   $        1     $         1      $          1         $          1
Dec 1932                   $        1     $         1      $          1         $          1
Jan 1933                   $        1     $         1      $          1         $          1
Feb 1933                   $        1     $         1      $          1         $          1
Mar 1933                   $        1     $         1      $          1         $          1
Apr 1933                   $        1     $         1      $          1         $          1
May 1933                   $        1     $         1      $          1         $          1
Jun 1933                   $        1     $         1      $          1         $          1
Jul 1933                   $        1     $         1      $          1         $          1
Aug 1933                   $        1     $         1      $          1         $          1
Sep 1933                   $        1     $         1      $          1         $          1
Oct 1933                   $        1     $         1      $          1         $          1
Nov 1933                   $        1     $         1      $          1         $          1
Dec 1933                   $        1     $         1      $          1         $          1
Jan 1934                   $        1     $         1      $          1         $          1
Feb 1934                   $        1     $         1      $          1         $          1
Mar 1934                   $        1     $         1      $          1         $          1
Apr 1934                   $        1     $         2      $          1         $          1
May 1934                   $        1     $         2      $          1         $          1
Jun 1934                   $        1     $         2      $          1         $          1
Jul 1934                   $        1     $         2      $          1         $          1
Aug 1934                   $        1     $         2      $          1         $          1
Sep 1934                   $        1     $         2      $          1         $          1
Oct 1934                   $        1     $         2      $          1         $          1
Nov 1934                   $        1     $         2      $          1         $          1
Dec 1934                   $        1     $         2      $          1         $          1
Jan 1935                   $        1     $         2      $          1         $          1
Feb 1935                   $        1     $         2      $          1         $          1
Mar 1935                   $        1     $         2      $          1         $          1
Apr 1935                   $        1     $         2      $          1         $          1
May 1935                   $        1     $         2      $          1         $          1
Jun 1935                   $        1     $         2      $          1         $          1
Jul 1935                   $        1     $         2      $          1         $          1
Aug 1935                   $        1     $         2      $          1         $          1
Sep 1935                   $        2     $         2      $          1         $          1
Oct 1935                   $        2     $         2      $          1         $          1
Nov 1935                   $        2     $         2      $          1         $          1
Dec 1935                   $        2     $         2      $          1         $          1
Jan 1936                   $        2     $         2      $          1         $          1
Feb 1936                   $        2     $         2      $          1         $          1
Mar 1936                   $        2     $         2      $          1         $          1
Apr 1936                   $        2     $         2      $          1         $          1
May 1936                   $        2     $         2      $          1         $          1
Jun 1936                   $        2     $         2      $          1         $          1
Jul 1936                   $        2     $         2      $          1         $          1
Aug 1936                   $        2     $         2      $          1         $          1
Sep 1936                   $        2     $         2      $          1         $          1
Oct 1936                   $        2     $         2      $          1         $          1
Nov 1936                   $        2     $         2      $          1         $          1
Dec 1936                   $        2     $         2      $          1         $          1
Jan 1937                   $        2     $         2      $          1         $          1
Feb 1937                   $        3     $         2      $          1         $          1
Mar 1937                   $        2     $         2      $          1         $          1
Apr 1937                   $        2     $         2      $          1         $          1
May 1937                   $        2     $         2      $          1         $          1
Jun 1937                   $        2     $         2      $          1         $          1
Jul 1937                   $        2     $         2      $          1         $          1
Aug 1937                   $        2     $         2      $          1         $          1
Sep 1937                   $        2     $         2      $          1         $          1
Oct 1937                   $        2     $         2      $          1         $          1
Nov 1937                   $        2     $         2      $          1         $          1
Dec 1937                   $        2     $         2      $          1         $          1
Jan 1938                   $        2     $         2      $          1         $          1
Feb 1938                   $        2     $         2      $          1         $          1
Mar 1938                   $        1     $         2      $          1         $          1
Apr 1938                   $        1     $         2      $          1         $          1
May 1938                   $        1     $         2      $          1         $          1
Jun 1938                   $        2     $         2      $          1         $          1
Jul 1938                   $        2     $         2      $          1         $          1
Aug 1938                   $        2     $         2      $          1         $          1
Sep 1938                   $        2     $         2      $          1         $          1
Oct 1938                   $        2     $         2      $          1         $          1
Nov 1938                   $        2     $         2      $          1         $          1
Dec 1938                   $        2     $         2      $          1         $          1
Jan 1939                   $        2     $         2      $          1         $          1
Feb 1939                   $        2     $         2      $          1         $          1
Mar 1939                   $        2     $         2      $          1         $          1
Apr 1939                   $        2     $         2      $          1         $          1
May 1939                   $        2     $         2      $          1         $          1
Jun 1939                   $        2     $         2      $          1         $          1
Jul 1939                   $        2     $         2      $          1         $          1
Aug 1939                   $        2     $         2      $          1         $          1
Sep 1939                   $        2     $         2      $          1         $          1
Oct 1939                   $        2     $         2      $          1         $          1
Nov 1939                   $        2     $         2      $          1         $          1
Dec 1939                   $        2     $         2      $          1         $          1
Jan 1940                   $        2     $         2      $          1         $          1
Feb 1940                   $        2     $         2      $          1         $          1
Mar 1940                   $        2     $         2      $          1         $          1
Apr 1940                   $        2     $         2      $          1         $          1
May 1940                   $        2     $         2      $          1         $          1
Jun 1940                   $        2     $         2      $          1         $          1
Jul 1940                   $        2     $         2      $          1         $          1
Aug 1940                   $        2     $         2      $          1         $          1
Sep 1940                   $        2     $         2      $          1         $          1
Oct 1940                   $        2     $         2      $          1         $          1
Nov 1940                   $        2     $         2      $          1         $          1
Dec 1940                   $        2     $         2      $          1         $          1
Jan 1941                   $        2     $         2      $          1         $          1
Feb 1941                   $        2     $         2      $          1         $          1
Mar 1941                   $        2     $         2      $          1         $          1
Apr 1941                   $        2     $         2      $          1         $          1
May 1941                   $        2     $         2      $          1         $          1
Jun 1941                   $        2     $         2      $          1         $          1
Jul 1941                   $        2     $         2      $          1         $          1
Aug 1941                   $        2     $         2      $          1         $          1
Sep 1941                   $        2     $         2      $          1         $          1
Oct 1941                   $        2     $         2      $          1         $          1
Nov 1941                   $        2     $         2      $          1         $          1
Dec 1941                   $        2     $         2      $          1         $          1
Jan 1942                   $        2     $         2      $          1         $          1
Feb 1942                   $        2     $         2      $          1         $          1
Mar 1942                   $        2     $         2      $          1         $          1
Apr 1942                   $        1     $         2      $          1         $          1
May 1942                   $        2     $         2      $          1         $          1
Jun 1942                   $        2     $         2      $          1         $          1
Jul 1942                   $        2     $         2      $          1         $          1
Aug 1942                   $        2     $         2      $          1         $          1
Sep 1942                   $        2     $         2      $          1         $          1
Oct 1942                   $        2     $         2      $          1         $          1
Nov 1942                   $        2     $         2      $          1         $          1
Dec 1942                   $        2     $         2      $          1         $          1
Jan 1943                   $        2     $         2      $          1         $          1
Feb 1943                   $        2     $         2      $          1         $          1
Mar 1943                   $        2     $         2      $          1         $          1
Apr 1943                   $        2     $         2      $          1         $          1
May 1943                   $        2     $         2      $          1         $          1
Jun 1943                   $        3     $         2      $          1         $          1
Jul 1943                   $        2     $         2      $          1         $          1
Aug 1943                   $        2     $         2      $          1         $          1
Sep 1943                   $        2     $         2      $          1         $          1
Oct 1943                   $        2     $         2      $          1         $          1
Nov 1943                   $        2     $         2      $          1         $          1
Dec 1943                   $        2     $         2      $          1         $          1
Jan 1944                   $        2     $         2      $          1         $          1
Feb 1944                   $        2     $         2      $          1         $          1
Mar 1944                   $        3     $         2      $          1         $          1
Apr 1944                   $        3     $         2      $          1         $          1
May 1944                   $        3     $         2      $          1         $          1
Jun 1944                   $        3     $         2      $          1         $          1
Jul 1944                   $        3     $         2      $          1         $          1
Aug 1944                   $        3     $         2      $          1         $          1
Sep 1944                   $        3     $         2      $          1         $          1
Oct 1944                   $        3     $         2      $          1         $          1
Nov 1944                   $        3     $         2      $          1         $          1
Dec 1944                   $        3     $         2      $          1         $          1
Jan 1945                   $        3     $         2      $          1         $          1
Feb 1945                   $        3     $         2      $          1         $          1
Mar 1945                   $        3     $         2      $          1         $          1
Apr 1945                   $        3     $         2      $          1         $          1
May 1945                   $        3     $         2      $          1         $          1
Jun 1945                   $        3     $         2      $          1         $          1
Jul 1945                   $        3     $         2      $          1         $          1
Aug 1945                   $        4     $         2      $          1         $          1
Sep 1945                   $        4     $         2      $          1         $          1
Oct 1945                   $        4     $         2      $          1         $          1
Nov 1945                   $        4     $         2      $          1         $          1
Dec 1945                   $        4     $         3      $          1         $          1
Jan 1946                   $        4     $         3      $          1         $          1
Feb 1946                   $        4     $         3      $          1         $          1
Mar 1946                   $        4     $         3      $          1         $          1
Apr 1946                   $        4     $         3      $          1         $          1
May 1946                   $        4     $         2      $          1         $          1
Jun 1946                   $        4     $         3      $          1         $          1
Jul 1946                   $        4     $         3      $          1         $          1
Aug 1946                   $        4     $         2      $          1         $          1
Sep 1946                   $        4     $         2      $          1         $          1
Oct 1946                   $        3     $         2      $          1         $          1
Nov 1946                   $        3     $         2      $          1         $          1
Dec 1946                   $        4     $         3      $          1         $          1
Jan 1947                   $        4     $         3      $          1         $          1
Feb 1947                   $        4     $         3      $          1         $          1
Mar 1947                   $        4     $         3      $          1         $          1
Apr 1947                   $        4     $         3      $          1         $          1
May 1947                   $        4     $         3      $          1         $          1
Jun 1947                   $        4     $         3      $          1         $          1
Jul 1947                   $        4     $         3      $          1         $          1
Aug 1947                   $        4     $         3      $          1         $          1
Sep 1947                   $        4     $         3      $          1         $          1
Oct 1947                   $        4     $         3      $          1         $          1
Nov 1947                   $        4     $         2      $          1         $          1
Dec 1947                   $        4     $         2      $          1         $          1
Jan 1948                   $        4     $         2      $          1         $          1
Feb 1948                   $        4     $         2      $          1         $          1
Mar 1948                   $        4     $         2      $          1         $          1
Apr 1948                   $        4     $         2      $          1         $          1
May 1948                   $        4     $         3      $          1         $          1
Jun 1948                   $        4     $         2      $          1         $          1
Jul 1948                   $        4     $         2      $          1         $          1
Aug 1948                   $        4     $         2      $          1         $          1
Sep 1948                   $        4     $         2      $          1         $          1
Oct 1948                   $        4     $         2      $          1         $          1
Nov 1948                   $        4     $         3      $          1         $          1
Dec 1948                   $        4     $         3      $          1         $          1
Jan 1949                   $        4     $         3      $          1         $          1
Feb 1949                   $        4     $         3      $          1         $          1
Mar 1949                   $        4     $         3      $          1         $          1
Apr 1949                   $        4     $         3      $          1         $          1
May 1949                   $        4     $         3      $          1         $          1
Jun 1949                   $        4     $         3      $          1         $          1
Jul 1949                   $        4     $         3      $          1         $          1
Aug 1949                   $        4     $         3      $          1         $          1
Sep 1949                   $        4     $         3      $          1         $          1
Oct 1949                   $        5     $         3      $          1         $          1
Nov 1949                   $        5     $         3      $          1         $          1
Dec 1949                   $        5     $         3      $          1         $          1
Jan 1950                   $        5     $         3      $          1         $          1
Feb 1950                   $        5     $         3      $          1         $          1
Mar 1950                   $        5     $         3      $          1         $          1
Apr 1950                   $        5     $         3      $          1         $          1
May 1950                   $        6     $         3      $          1         $          1
Jun 1950                   $        5     $         3      $          1         $          1
Jul 1950                   $        5     $         3      $          1         $          1
Aug 1950                   $        6     $         3      $          1         $          1
Sep 1950                   $        6     $         3      $          1         $          1
Oct 1950                   $        6     $         3      $          1         $          1
Nov 1950                   $        6     $         3      $          1         $          1
Dec 1950                   $        6     $         3      $          1         $          1
Jan 1951                   $        7     $         3      $          1         $          1
Feb 1951                   $        7     $         3      $          1         $          1
Mar 1951                   $        7     $         3      $          1         $          1
Apr 1951                   $        7     $         3      $          1         $          1
May 1951                   $        7     $         3      $          1         $          1
Jun 1951                   $        7     $         3      $          1         $          1
Jul 1951                   $        7     $         3      $          1         $          1
Aug 1951                   $        8     $         3      $          1         $          1
Sep 1951                   $        8     $         3      $          1         $          1
Oct 1951                   $        7     $         3      $          1         $          1
Nov 1951                   $        8     $         3      $          1         $          1
Dec 1951                   $        8     $         3      $          1         $          1
Jan 1952                   $        8     $         3      $          1         $          1
Feb 1952                   $        8     $         3      $          1         $          1
Mar 1952                   $        8     $         3      $          1         $          1
Apr 1952                   $        8     $         3      $          1         $          1
May 1952                   $        8     $         3      $          1         $          1
Jun 1952                   $        9     $         3      $          1         $          1
Jul 1952                   $        9     $         3      $          1         $          1
Aug 1952                   $        9     $         3      $          1         $          1
Sep 1952                   $        8     $         3      $          1         $          1
Oct 1952                   $        9     $         3      $          1         $          1
Nov 1952                   $        9     $         3      $          1         $          1
Dec 1952                   $        9     $         3      $          1         $          1
Jan 1953                   $        9     $         3      $          1         $          1
Feb 1953                   $        9     $         3      $          1         $          1
Mar 1953                   $        9     $         3      $          1         $          1
Apr 1953                   $        9     $         3      $          1         $          1
May 1953                   $        9     $         3      $          1         $          1
Jun 1953                   $        9     $         3      $          1         $          1
Jul 1953                   $        9     $         3      $          1         $          2
Aug 1953                   $        9     $         3      $          1         $          2
Sep 1953                   $        9     $         3      $          1         $          2
Oct 1953                   $        9     $         3      $          1         $          2
Nov 1953                   $        9     $         3      $          1         $          2
Dec 1953                   $        9     $         3      $          1         $          2
Jan 1954                   $       10     $         3      $          1         $          2
Feb 1954                   $       10     $         3      $          1         $          2
Mar 1954                   $       10     $         3      $          1         $          2
Apr 1954                   $       11     $         3      $          1         $          2
May 1954                   $       11     $         3      $          1         $          2
Jun 1954                   $       11     $         3      $          1         $          2
Jul 1954                   $       12     $         3      $          1         $          2
Aug 1954                   $       12     $         3      $          1         $          2
Sep 1954                   $       12     $         3      $          1         $          2
Oct 1954                   $       12     $         3      $          1         $          1
Nov 1954                   $       13     $         3      $          1         $          2
Dec 1954                   $       14     $         3      $          1         $          1
Jan 1955                   $       14     $         3      $          1         $          1
Feb 1955                   $       15     $         3      $          1         $          1
Mar 1955                   $       14     $         3      $          1         $          1
Apr 1955                   $       15     $         3      $          1         $          1
May 1955                   $       15     $         3      $          1         $          1
Jun 1955                   $       16     $         3      $          1         $          1
Jul 1955                   $       17     $         3      $          1         $          2
Aug 1955                   $       17     $         3      $          1         $          1
Sep 1955                   $       18     $         3      $          1         $          2
Oct 1955                   $       17     $         3      $          1         $          2
Nov 1955                   $       19     $         3      $          1         $          2
Dec 1955                   $       19     $         3      $          1         $          2
Jan 1956                   $       18     $         3      $          1         $          2
Feb 1956                   $       19     $         3      $          1         $          2
Mar 1956                   $       20     $         3      $          1         $          2
Apr 1956                   $       20     $         3      $          1         $          2
May 1956                   $       19     $         3      $          1         $          2
Jun 1956                   $       20     $         3      $          1         $          2
Jul 1956                   $       21     $         3      $          1         $          2
Aug 1956                   $       20     $         3      $          1         $          2
Sep 1956                   $       19     $         3      $          1         $          2
Oct 1956                   $       19     $         3      $          1         $          2
Nov 1956                   $       19     $         3      $          1         $          2
Dec 1956                   $       20     $         3      $          1         $          2
Jan 1957                   $       19     $         3      $          1         $          2
Feb 1957                   $       18     $         3      $          1         $          2
Mar 1957                   $       19     $         3      $          1         $          2
Apr 1957                   $       20     $         3      $          1         $          2
May 1957                   $       20     $         3      $          1         $          2
Jun 1957                   $       20     $         3      $          1         $          2
Jul 1957                   $       21     $         3      $          1         $          2
Aug 1957                   $       20     $         3      $          1         $          2
Sep 1957                   $       19     $         3      $          1         $          2
Oct 1957                   $       18     $         3      $          1         $          2
Nov 1957                   $       18     $         3      $          1         $          2
Dec 1957                   $       18     $         3      $          1         $          2
Jan 1958                   $       18     $         3      $          1         $          2
Feb 1958                   $       18     $         3      $          1         $          2
Mar 1958                   $       19     $         3      $          1         $          2
Apr 1958                   $       19     $         3      $          1         $          2
May 1958                   $       20     $         3      $          1         $          2
Jun 1958                   $       20     $         3      $          1         $          2
Jul 1958                   $       21     $         3      $          1         $          2
Aug 1958                   $       22     $         3      $          1         $          2
Sep 1958                   $       23     $         3      $          1         $          2
Oct 1958                   $       23     $         3      $          1         $          2
Nov 1958                   $       24     $         3      $          1         $          2
Dec 1958                   $       25     $         3      $          1         $          2
Jan 1959                   $       25     $         3      $          1         $          2
Feb 1959                   $       26     $         3      $          1         $          2
Mar 1959                   $       26     $         3      $          2         $          2
Apr 1959                   $       27     $         3      $          2         $          2
May 1959                   $       27     $         3      $          2         $          2
Jun 1959                   $       27     $         3      $          2         $          2
Jul 1959                   $       28     $         3      $          2         $          2
Aug 1959                   $       28     $         3      $          2         $          2
Sep 1959                   $       27     $         3      $          2         $          2
Oct 1959                   $       27     $         3      $          2         $          2
Nov 1959                   $       28     $         3      $          2         $          2
Dec 1959                   $       28     $         3      $          2         $          2
Jan 1960                   $       26     $         3      $          2         $          2
Feb 1960                   $       27     $         3      $          2         $          2
Mar 1960                   $       26     $         3      $          2         $          2
Apr 1960                   $       26     $         3      $          2         $          2
May 1960                   $       27     $         3      $          2         $          2
Jun 1960                   $       27     $         3      $          2         $          2
Jul 1960                   $       27     $         3      $          2         $          2
Aug 1960                   $       28     $         3      $          2         $          2
Sep 1960                   $       26     $         3      $          2         $          2
Oct 1960                   $       26     $         3      $          2         $          2
Nov 1960                   $       27     $         3      $          2         $          2
Dec 1960                   $       28     $         3      $          2         $          2
Jan 1961                   $       30     $         3      $          2         $          2
Feb 1961                   $       31     $         3      $          2         $          2
Mar 1961                   $       32     $         3      $          2         $          2
Apr 1961                   $       32     $         3      $          2         $          2
May 1961                   $       33     $         3      $          2         $          2
Jun 1961                   $       32     $         3      $          2         $          2
Jul 1961                   $       33     $         3      $          2         $          2
Aug 1961                   $       34     $         3      $          2         $          2
Sep 1961                   $       33     $         3      $          2         $          2
Oct 1961                   $       34     $         3      $          2         $          2
Nov 1961                   $       36     $         3      $          2         $          2
Dec 1961                   $       36     $         3      $          2         $          2
Jan 1962                   $       35     $         3      $          2         $          2
Feb 1962                   $       35     $         3      $          2         $          2
Mar 1962                   $       35     $         3      $          2         $          2
Apr 1962                   $       33     $         3      $          2         $          2
May 1962                   $       30     $         3      $          2         $          2
Jun 1962                   $       28     $         3      $          2         $          2
Jul 1962                   $       30     $         3      $          2         $          2
Aug 1962                   $       30     $         3      $          2         $          2
Sep 1962                   $       29     $         3      $          2         $          2
Oct 1962                   $       29     $         3      $          2         $          2
Nov 1962                   $       32     $         3      $          2         $          2
Dec 1962                   $       33     $         3      $          2         $          2
Jan 1963                   $       35     $         3      $          2         $          2
Feb 1963                   $       34     $         3      $          2         $          2
Mar 1963                   $       35     $         3      $          2         $          2
Apr 1963                   $       37     $         3      $          2         $          2
May 1963                   $       37     $         3      $          2         $          2
Jun 1963                   $       37     $         3      $          2         $          2
Jul 1963                   $       37     $         3      $          2         $          2
Aug 1963                   $       39     $         3      $          2         $          2
Sep 1963                   $       38     $         3      $          2         $          2
Oct 1963                   $       40     $         3      $          2         $          2
Nov 1963                   $       39     $         3      $          2         $          2
Dec 1963                   $       40     $         3      $          2         $          2
Jan 1964                   $       42     $         3      $          2         $          2
Feb 1964                   $       42     $         3      $          2         $          2
Mar 1964                   $       43     $         3      $          2         $          2
Apr 1964                   $       43     $         3      $          2         $          2
May 1964                   $       44     $         3      $          2         $          2
Jun 1964                   $       45     $         3      $          2         $          2
Jul 1964                   $       46     $         3      $          2         $          2
Aug 1964                   $       45     $         3      $          2         $          2
Sep 1964                   $       46     $         3      $          2         $          2
Oct 1964                   $       47     $         3      $          2         $          2
Nov 1964                   $       47     $         3      $          2         $          2
Dec 1964                   $       47     $         3      $          2         $          2
Jan 1965                   $       49     $         3      $          2         $          2
Feb 1965                   $       49     $         3      $          2         $          2
Mar 1965                   $       48     $         3      $          2         $          2
Apr 1965                   $       50     $         3      $          2         $          2
May 1965                   $       50     $         3      $          2         $          2
Jun 1965                   $       47     $         4      $          2         $          2
Jul 1965                   $       48     $         4      $          2         $          2
Aug 1965                   $       49     $         4      $          2         $          2
Sep 1965                   $       51     $         4      $          2         $          2
Oct 1965                   $       53     $         4      $          2         $          2
Nov 1965                   $       52     $         3      $          2         $          2
Dec 1965                   $       53     $         3      $          2         $          2
Jan 1966                   $       53     $         3      $          2         $          2
Feb 1966                   $       53     $         3      $          2         $          2
Mar 1966                   $       52     $         3      $          2         $          2
Apr 1966                   $       53     $         3      $          2         $          2
May 1966                   $       50     $         3      $          2         $          2
Jun 1966                   $       49     $         3      $          2         $          2
Jul 1966                   $       49     $         3      $          2         $          2
Aug 1966                   $       45     $         3      $          2         $          2
Sep 1966                   $       45     $         3      $          2         $          2
Oct 1966                   $       47     $         3      $          2         $          2
Nov 1966                   $       48     $         3      $          2         $          2
Dec 1966                   $       48     $         4      $          2         $          2
Jan 1967                   $       51     $         4      $          2         $          2
Feb 1967                   $       52     $         4      $          2         $          2
Mar 1967                   $       54     $         4      $          2         $          2
Apr 1967                   $       56     $         4      $          2         $          2
May 1967                   $       54     $         4      $          2         $          2
Jun 1967                   $       55     $         3      $          2         $          2
Jul 1967                   $       57     $         3      $          2         $          2
Aug 1967                   $       57     $         3      $          2         $          2
Sep 1967                   $       59     $         3      $          2         $          2
Oct 1967                   $       57     $         3      $          2         $          2
Nov 1967                   $       57     $         3      $          2         $          2
Dec 1967                   $       59     $         3      $          2         $          2
Jan 1968                   $       57     $         3      $          2         $          2
Feb 1968                   $       55     $         3      $          2         $          2
Mar 1968                   $       56     $         3      $          2         $          2
Apr 1968                   $       60     $         3      $          2         $          2
May 1968                   $       61     $         3      $          2         $          2
Jun 1968                   $       62     $         3      $          2         $          2
Jul 1968                   $       61     $         4      $          2         $          2
Aug 1968                   $       62     $         4      $          2         $          2
Sep 1968                   $       64     $         4      $          2         $          2
Oct 1968                   $       65     $         3      $          2         $          2
Nov 1968                   $       68     $         3      $          2         $          2
Dec 1968                   $       66     $         3      $          2         $          2
Jan 1969                   $       65     $         3      $          2         $          2
Feb 1969                   $       62     $         3      $          2         $          2
Mar 1969                   $       65     $         3      $          2         $          2
Apr 1969                   $       66     $         3      $          2         $          2
May 1969                   $       66     $         3      $          2         $          2
Jun 1969                   $       63     $         3      $          2         $          2
Jul 1969                   $       59     $         3      $          2         $          2
Aug 1969                   $       62     $         3      $          2         $          2
Sep 1969                   $       60     $         3      $          2         $          2
Oct 1969                   $       63     $         3      $          2         $          2
Nov 1969                   $       61     $         3      $          2         $          2
Dec 1969                   $       60     $         3      $          2         $          2
Jan 1970                   $       56     $         3      $          2         $          2
Feb 1970                   $       59     $         3      $          2         $          2
Mar 1970                   $       59     $         3      $          2         $          2
Apr 1970                   $       54     $         3      $          2         $          2
May 1970                   $       51     $         3      $          2         $          2
Jun 1970                   $       48     $         3      $          2         $          2
Jul 1970                   $       52     $         3      $          2         $          2
Aug 1970                   $       55     $         3      $          2         $          2
Sep 1970                   $       57     $         3      $          2         $          2
Oct 1970                   $       56     $         3      $          2         $          2
Nov 1970                   $       59     $         3      $          2         $          2
Dec 1970                   $       62     $         3      $          2         $          2
Jan 1971                   $       65     $         4      $          2         $          2
Feb 1971                   $       66     $         4      $          2         $          2
Mar 1971                   $       69     $         4      $          2         $          2
Apr 1971                   $       71     $         4      $          2         $          2
May 1971                   $       69     $         4      $          2         $          2
Jun 1971                   $       69     $         4      $          2         $          2
Jul 1971                   $       66     $         4      $          2         $          2
Aug 1971                   $       69     $         4      $          2         $          2
Sep 1971                   $       68     $         4      $          2         $          2
Oct 1971                   $       65     $         4      $          2         $          2
Nov 1971                   $       66     $         4      $          2         $          2
Dec 1971                   $       71     $         4      $          2         $          2
Jan 1972                   $       73     $         4      $          3         $          2
Feb 1972                   $       75     $         4      $          3         $          2
Mar 1972                   $       76     $         4      $          3         $          2
Apr 1972                   $       76     $         4      $          3         $          2
May 1972                   $       78     $         4      $          3         $          2
Jun 1972                   $       76     $         4      $          3         $          2
Jul 1972                   $       76     $         4      $          3         $          2
Aug 1972                   $       79     $         4      $          3         $          2
Sep 1972                   $       79     $         4      $          3         $          2
Oct 1972                   $       80     $         4      $          3         $          2
Nov 1972                   $       84     $         4      $          3         $          2
Dec 1972                   $       85     $         4      $          3         $          2
Jan 1973                   $       84     $         4      $          3         $          2
Feb 1973                   $       81     $         4      $          3         $          2
Mar 1973                   $       81     $         4      $          3         $          2
Apr 1973                   $       78     $         4      $          3         $          2
May 1973                   $       77     $         4      $          3         $          2
Jun 1973                   $       76     $         4      $          3         $          2
Jul 1973                   $       79     $         4      $          3         $          2
Aug 1973                   $       77     $         4      $          3         $          3
Sep 1973                   $       80     $         4      $          3         $          3
Oct 1973                   $       80     $         4      $          3         $          3
Nov 1973                   $       71     $         4      $          3         $          3
Dec 1973                   $       73     $         4      $          3         $          3
Jan 1974                   $       72     $         4      $          3         $          3
Feb 1974                   $       72     $         4      $          3         $          3
Mar 1974                   $       70     $         4      $          3         $          3
Apr 1974                   $       68     $         4      $          3         $          3
May 1974                   $       66     $         4      $          3         $          3
Jun 1974                   $       65     $         4      $          3         $          3
Jul 1974                   $       60     $         4      $          3         $          3
Aug 1974                   $       55     $         4      $          3         $          3
Sep 1974                   $       49     $         4      $          3         $          3
Oct 1974                   $       57     $         4      $          3         $          3
Nov 1974                   $       54     $         4      $          3         $          3
Dec 1974                   $       53     $         4      $          3         $          3
Jan 1975                   $       60     $         4      $          3         $          3
Feb 1975                   $       64     $         4      $          3         $          3
Mar 1975                   $       66     $         4      $          3         $          3
Apr 1975                   $       69     $         4      $          3         $          3
May 1975                   $       72     $         4      $          3         $          3
Jun 1975                   $       76     $         4      $          3         $          3
Jul 1975                   $       71     $         4      $          3         $          3
Aug 1975                   $       70     $         4      $          3         $          3
Sep 1975                   $       67     $         4      $          3         $          3
Oct 1975                   $       72     $         5      $          3         $          3
Nov 1975                   $       74     $         4      $          3         $          3
Dec 1975                   $       73     $         5      $          3         $          3
Jan 1976                   $       82     $         5      $          3         $          3
Feb 1976                   $       81     $         5      $          3         $          3
Mar 1976                   $       84     $         5      $          3         $          3
Apr 1976                   $       83     $         5      $          3         $          3
May 1976                   $       83     $         5      $          3         $          3
Jun 1976                   $       86     $         5      $          3         $          3
Jul 1976                   $       86     $         5      $          3         $          3
Aug 1976                   $       86     $         5      $          3         $          3
Sep 1976                   $       88     $         5      $          3         $          3
Oct 1976                   $       86     $         5      $          3         $          3
Nov 1976                   $       86     $         5      $          3         $          3
Dec 1976                   $       91     $         5      $          3         $          3
Jan 1977                   $       86     $         5      $          3         $          3
Feb 1977                   $       85     $         5      $          3         $          3
Mar 1977                   $       84     $         5      $          3         $          3
Apr 1977                   $       84     $         5      $          3         $          3
May 1977                   $       83     $         5      $          3         $          3
Jun 1977                   $       87     $         5      $          3         $          3
Jul 1977                   $       85     $         5      $          3         $          3
Aug 1977                   $       84     $         6      $          3         $          3
Sep 1977                   $       84     $         6      $          3         $          3
Oct 1977                   $       81     $         5      $          3         $          3
Nov 1977                   $       84     $         5      $          3         $          3
Dec 1977                   $       84     $         5      $          3         $          3
Jan 1978                   $       79     $         5      $          4         $          3
Feb 1978                   $       78     $         5      $          4         $          4
Mar 1978                   $       80     $         5      $          4         $          4
Apr 1978                   $       87     $         5      $          4         $          4
May 1978                   $       88     $         5      $          4         $          4
Jun 1978                   $       87     $         5      $          4         $          4
Jul 1978                   $       92     $         5      $          4         $          4
Aug 1978                   $       95     $         5      $          4         $          4
Sep 1978                   $       94     $         5      $          4         $          4
Oct 1978                   $       86     $         5      $          4         $          4
Nov 1978                   $       88     $         5      $          4         $          4
Dec 1978                   $       90     $         5      $          4         $          4
Jan 1979                   $       93     $         5      $          4         $          4
Feb 1979                   $       91     $         5      $          4         $          4
Mar 1979                   $       96     $         5      $          4         $          4
Apr 1979                   $       96     $         5      $          4         $          4
May 1979                   $       95     $         6      $          4         $          4
Jun 1979                   $       99     $         6      $          4         $          4
Jul 1979                   $      100     $         6      $          4         $          4
Aug 1979                   $      106     $         6      $          4         $          4
Sep 1979                   $      106     $         6      $          4         $          4
Oct 1979                   $       99     $         5      $          4         $          4
Nov 1979                   $      104     $         5      $          4         $          4
Dec 1979                   $      106     $         5      $          4         $          4
Jan 1980                   $      113     $         5      $          4         $          4
Feb 1980                   $      113     $         5      $          4         $          4
Mar 1980                   $      102     $         5      $          4         $          4
Apr 1980                   $      106     $         5      $          4         $          5
May 1980                   $      112     $         5      $          4         $          5
Jun 1980                   $      116     $         6      $          4         $          5
Jul 1980                   $      123     $         5      $          4         $          5
Aug 1980                   $      125     $         5      $          4         $          5
Sep 1980                   $      128     $         5      $          4         $          5
Oct 1980                   $      131     $         5      $          4         $          5
Nov 1980                   $      145     $         5      $          5         $          5
Dec 1980                   $      141     $         5      $          5         $          5
Jan 1981                   $      134     $         5      $          5         $          5
Feb 1981                   $      137     $         5      $          5         $          5
Mar 1981                   $      142     $         5      $          5         $          5
Apr 1981                   $      139     $         5      $          5         $          5
May 1981                   $      140     $         5      $          5         $          5
Jun 1981                   $      139     $         5      $          5         $          5
Jul 1981                   $      139     $         5      $          5         $          5
Aug 1981                   $      132     $         5      $          5         $          5
Sep 1981                   $      125     $         5      $          5         $          5
Oct 1981                   $      132     $         5      $          5         $          5
Nov 1981                   $      137     $         6      $          5         $          5
Dec 1981                   $      134     $         5      $          5         $          5
Jan 1982                   $      132     $         5      $          5         $          5
Feb 1982                   $      125     $         5      $          5         $          5
Mar 1982                   $      124     $         5      $          5         $          5
Apr 1982                   $      129     $         6      $          5         $          5
May 1982                   $      125     $         6      $          6         $          5
Jun 1982                   $      123     $         5      $          6         $          5
Jul 1982                   $      121     $         6      $          6         $          5
Aug 1982                   $      136     $         6      $          6         $          5
Sep 1982                   $      137     $         7      $          6         $          5
Oct 1982                   $      153     $         7      $          6         $          5
Nov 1982                   $      160     $         7      $          6         $          5
Dec 1982                   $      162     $         7      $          6         $          5
Jan 1983                   $      168     $         7      $          6         $          5
Feb 1983                   $      172     $         7      $          6         $          5
Mar 1983                   $      179     $         7      $          6         $          5
Apr 1983                   $      192     $         8      $          6         $          6
May 1983                   $      191     $         7      $          6         $          6
Jun 1983                   $      199     $         7      $          6         $          6
Jul 1983                   $      192     $         7      $          6         $          6
Aug 1983                   $      196     $         7      $          6         $          6
Sep 1983                   $      198     $         7      $          6         $          6
Oct 1983                   $      196     $         7      $          6         $          6
Nov 1983                   $      200     $         7      $          6         $          6
Dec 1983                   $      199     $         7      $          6         $          6
Jan 1984                   $      198     $         7      $          6         $          6
Feb 1984                   $      191     $         7      $          6         $          6
Mar 1984                   $      194     $         7      $          6         $          6
Apr 1984                   $      196     $         7      $          7         $          6
May 1984                   $      185     $         7      $          7         $          6
Jun 1984                   $      189     $         7      $          7         $          6
Jul 1984                   $      187     $         7      $          7         $          6
Aug 1984                   $      208     $         8      $          7         $          6
Sep 1984                   $      208     $         8      $          7         $          6
Oct 1984                   $      208     $         8      $          7         $          6
Nov 1984                   $      206     $         8      $          7         $          6
Dec 1984                   $      211     $         8      $          7         $          6
Jan 1985                   $      228     $         9      $          7         $          6
Feb 1985                   $      231     $         8      $          7         $          6
Mar 1985                   $      231     $         9      $          7         $          6
Apr 1985                   $      230     $         9      $          7         $          6
May 1985                   $      245     $        10      $          7         $          6
Jun 1985                   $      248     $        10      $          7         $          6
Jul 1985                   $      248     $        10      $          7         $          6
Aug 1985                   $      246     $        10      $          7         $          6
Sep 1985                   $      238     $        10      $          7         $          6
Oct 1985                   $      249     $        10      $          7         $          6
Nov 1985                   $      267     $        10      $          7         $          6
Dec 1985                   $      279     $        11      $          7         $          6
Jan 1986                   $      281     $        11      $          8         $          6
Feb 1986                   $      302     $        12      $          8         $          6
Mar 1986                   $      319     $        13      $          8         $          6
Apr 1986                   $      315     $        13      $          8         $          6
May 1986                   $      332     $        12      $          8         $          6
Jun 1986                   $      337     $        13      $          8         $          6
Jul 1986                   $      318     $        13      $          8         $          6
Aug 1986                   $      342     $        14      $          8         $          6
Sep 1986                   $      314     $        13      $          8         $          6
Oct 1986                   $      331     $        13      $          8         $          6
Nov 1986                   $      340     $        14      $          8         $          6
Dec 1986                   $      331     $        14      $          8         $          6
Jan 1987                   $      375     $        14      $          8         $          6
Feb 1987                   $      391     $        14      $          8         $          6
Mar 1987                   $      402     $        14      $          8         $          6
Apr 1987                   $      398     $        13      $          8         $          6
May 1987                   $      402     $        13      $          8         $          6
Jun 1987                   $      422     $        13      $          8         $          6
Jul 1987                   $      443     $        13      $          8         $          6
Aug 1987                   $      460     $        13      $          8         $          6
Sep 1987                   $      450     $        12      $          8         $          6
Oct 1987                   $      353     $        13      $          8         $          6
Nov 1987                   $      324     $        13      $          8         $          6
Dec 1987                   $      348     $        13      $          8         $          6
Jan 1988                   $      363     $        14      $          8         $          6
Feb 1988                   $      380     $        14      $          8         $          6
Mar 1988                   $      369     $        14      $          8         $          7
Apr 1988                   $      373     $        14      $          9         $          7
May 1988                   $      376     $        14      $          9         $          7
Jun 1988                   $      393     $        14      $          9         $          7
Jul 1988                   $      391     $        14      $          9         $          7
Aug 1988                   $      378     $        14      $          9         $          7
Sep 1988                   $      395     $        14      $          9         $          7
Oct 1988                   $      405     $        15      $          9         $          7
Nov 1988                   $      400     $        14      $          9         $          7
Dec 1988                   $      407     $        15      $          9         $          7
Jan 1989                   $      436     $        15      $          9         $          7
Feb 1989                   $      425     $        15      $          9         $          7
Mar 1989                   $      435     $        15      $          9         $          7
Apr 1989                   $      458     $        15      $          9         $          7
May 1989                   $      476     $        16      $          9         $          7
Jun 1989                   $      474     $        17      $          9         $          7
Jul 1989                   $      516     $        17      $          9         $          7
Aug 1989                   $      526     $        17      $          9         $          7
Sep 1989                   $      524     $        17      $          9         $          7
Oct 1989                   $      512     $        17      $         10         $          7
Nov 1989                   $      523     $        17      $         10         $          7
Dec 1989                   $      535     $        17      $         10         $          7
Jan 1990                   $      499     $        17      $         10         $          7
Feb 1990                   $      505     $        17      $         10         $          7
Mar 1990                   $      519     $        17      $         10         $          7
Apr 1990                   $      506     $        16      $         10         $          7
May 1990                   $      555     $        17      $         10         $          7
Jun 1990                   $      551     $        17      $         10         $          7
Jul 1990                   $      550     $        18      $         10         $          7
Aug 1990                   $      500     $        17      $         10         $          7
Sep 1990                   $      475     $        17      $         10         $          7
Oct 1990                   $      474     $        17      $         10         $          7
Nov 1990                   $      504     $        18      $         10         $          7
Dec 1990                   $      518     $        18      $         10         $          7
Jan 1991                   $      541     $        19      $         10         $          8
Feb 1991                   $      580     $        19      $         11         $          8
Mar 1991                   $      593     $        19      $         11         $          8
Apr 1991                   $      595     $        19      $         11         $          8
May 1991                   $      620     $        19      $         11         $          8
Jun 1991                   $      592     $        19      $         11         $          8
Jul 1991                   $      620     $        19      $         11         $          8
Aug 1991                   $      634     $        20      $         11         $          8
Sep 1991                   $      624     $        20      $         11         $          8
Oct 1991                   $      632     $        21      $         11         $          8
Nov 1991                   $      607     $        21      $         11         $          8
Dec 1991                   $      676     $        22      $         11         $          8
Jan 1992                   $      664     $        21      $         11         $          8
Feb 1992                   $      672     $        21      $         11         $          8
Mar 1992                   $      659     $        21      $         11         $          8
Apr 1992                   $      678     $        21      $         11         $          8
May 1992                   $      682     $        22      $         11         $          8
Jun 1992                   $      672     $        22      $         11         $          8
Jul 1992                   $      699     $        23      $         11         $          8
Aug 1992                   $      685     $        23      $         11         $          8
Sep 1992                   $      693     $        24      $         11         $          8
Oct 1992                   $      695     $        23      $         11         $          8
Nov 1992                   $      719     $        23      $         11         $          8
Dec 1992                   $      728     $        24      $         11         $          8
Jan 1993                   $      733     $        24      $         11         $          8
Feb 1993                   $      743     $        25      $         11         $          8
Mar 1993                   $      759     $        25      $         11         $          8
Apr 1993                   $      741     $        25      $         12         $          8
May 1993                   $      761     $        26      $         12         $          8
Jun 1993                   $      763     $        27      $         12         $          8
Jul 1993                   $      759     $        27      $         12         $          8
Aug 1993                   $      788     $        28      $         12         $          8
Sep 1993                   $      783     $        28      $         12         $          8
Oct 1993                   $      798     $        29      $         12         $          8
Nov 1993                   $      791     $        28      $         12         $          8
Dec 1993                   $      801     $        28      $         12         $          8
Jan 1994                   $      828     $        29      $         12         $          8
Feb 1994                   $      805     $        27      $         12         $          8
Mar 1994                   $      770     $        26      $         12         $          8
Apr 1994                   $      780     $        26      $         12         $          8
May 1994                   $      793     $        26      $         12         $          8
Jun 1994                   $      773     $        25      $         12         $          8
Jul 1994                   $      799     $        26      $         12         $          8
Aug 1994                   $      831     $        26      $         12         $          8
Sep 1994                   $      811     $        25      $         12         $          8
Oct 1994                   $      830     $        25      $         12         $          8
Nov 1994                   $      799     $        25      $         12         $          8
Dec 1994                   $      811     $        26      $         12         $          8
Jan 1995                   $      832     $        27      $         12         $          8
Feb 1995                   $      865     $        27      $         12         $          8
Mar 1995                   $      890     $        28      $         12         $          8
Apr 1995                   $      916     $        28      $         12         $          8
May 1995                   $      952     $        30      $         12         $          9
Jun 1995                   $      975     $        31      $         13         $          9
Jul 1995                   $    1,007     $        30      $         13         $          9
Aug 1995                   $    1,010     $        31      $         13         $          9
Sep 1995                   $    1,052     $        31      $         13         $          9
Oct 1995                   $    1,048     $        32      $         13         $          9
Nov 1995                   $    1,095     $        33      $         13         $          9
Dec 1995                   $    1,115     $        34      $         13         $          9
Jan 1996                   $    1,153     $        34      $         13         $          9
Feb 1996                   $    1,164     $        32      $         13         $          9
Mar 1996                   $    1,175     $        32      $         13         $          9
Apr 1996                   $    1,193     $        31      $         13         $          9
May 1996                   $    1,223     $        31      $         13         $          9
Jun 1996                   $    1,228     $        32      $         13         $          9
Jul 1996                   $    1,174     $        32      $         13         $          9
Aug 1996                   $    1,199     $        31      $         13         $          9
Sep 1996                   $    1,266     $        32      $         13         $          9
Oct 1996                   $    1,301     $        33      $         13         $          9
Nov 1996                   $    1,399     $        35      $         13         $          9
Dec 1996                   $    1,372     $        34      $         14         $          9
Jan 1997                   $    1,457     $        33      $         14         $          9
Feb 1997                   $    1,469     $        33      $         14         $          9
Mar 1997                   $    1,408     $        33      $         14         $          9
Apr 1997                   $    1,492     $        33      $         14         $          9
May 1997                   $    1,584     $        34      $         14         $          9
Jun 1997                   $    1,654     $        34      $         14         $          9
Jul 1997                   $    1,786     $        37      $         14         $          9
Aug 1997                   $    1,686     $        35      $         14         $          9
Sep 1997                   $    1,779     $        36      $         14         $          9
Oct 1997                   $    1,719     $        38      $         14         $          9
Nov 1997                   $    1,799     $        38      $         14         $          9
Dec 1997                   $    1,830     $        39      $         14         $          9
Jan 1998                   $    1,850     $        40      $         14         $          9
Feb 1998                   $    1,983     $        39      $         14         $          9
Mar 1998                   $    2,085     $        40      $         14         $          9
Apr 1998                   $    2,106     $        40      $         14         $          9
May 1998                   $    2,070     $        40      $         15         $          9
Jun 1998                   $    2,154     $        41      $         15         $          9
Jul 1998                   $    2,131     $        41      $         15         $          9
Aug 1998                   $    1,823     $        43      $         15         $          9
Sep 1998                   $    1,940     $        45      $         15         $          9
Oct 1998                   $    2,098     $        44      $         15         $          9
Nov 1998                   $    2,225     $        44      $         15         $          9
Dec 1998                   $    2,353     $        44      $         15         $          9
Jan 1999                   $    2,451     $        45      $         15         $          9
Feb 1999                   $    2,375     $        42      $         15         $          9
Mar 1999                   $    2,470     $        42      $         15         $          9
Apr 1999                   $    2,566     $        42      $         15         $          9
May 1999                   $    2,505     $        42      $         15         $          9
Jun 1999                   $    2,644     $        41      $         15         $          9
Jul 1999                   $    2,562     $        41      $         15         $          9
Aug 1999                   $    2,549     $        41      $         15         $          9
Sep 1999                   $    2,479     $        41      $         15         $          9
Oct 1999                   $    2,636     $        41      $         16         $          9
Nov 1999                   $    2,690     $        41      $         16         $          9
Dec 1999                   $    2,848     $        40      $         16         $          9
Jan 2000                   $    2,705     $        41      $         16         $          9
Feb 2000                   $    2,654     $        42      $         16         $         10
Mar 2000                   $    2,914     $        44      $         16         $         10
Apr 2000                   $    2,826     $        43      $         16         $         10
May 2000                   $    2,768     $        43      $         16         $         10
Jun 2000                   $    2,836     $        44      $         16         $         10
Jul 2000                   $    2,792     $        45      $         16         $         10
Aug 2000                   $    2,965     $        46      $         16         $         10
Sep 2000                   $    2,809     $        45      $         16         $         10
Oct 2000                   $    2,797     $        46      $         16         $         10
Nov 2000                   $    2,576     $        48      $         16         $         10
Dec 2000                   $    2,589     $        49      $         17         $         10
Jan 2001                   $    2,681     $        49      $         17         $         10
Feb 2001                   $    2,436     $        50      $         17         $         10
Mar 2001                   $    2,282     $        49      $         17         $         10
Apr 2001                   $    2,459     $        48      $         17         $         10
May 2001                   $    2,476     $        48      $         17         $         10
Jun 2001                   $    2,416     $        48      $         17         $         10
Jul 2001                   $    2,392     $        50      $         17         $         10
Aug 2001                   $    2,242     $        51      $         17         $         10
Sep 2001                   $    2,061     $        52      $         17         $         10
Oct 2001                   $    2,100     $        54      $         17         $         10
Nov 2001                   $    2,262     $        52      $         17         $         10
Dec 2001                   $    2,281     $        51      $         17         $         10
Jan-2002                   $    2,248     $        51      $         17         $         10
Feb-2002                   $    2,205     $        52      $         17         $         10
Mar-2002                   $    2,288     $        50      $         17         $         10
Apr-2002                   $    2,149     $        52      $         17         $         10
May-2002                   $    2,133     $        52      $         17         $         10
Jun-2002                   $    1,981     $        53      $         17         $         10
Jul-2002                   $    1,827     $        54      $         17         $         10
Aug-2002                   $    1,839     $        57      $         17         $         10
Sep-2002                   $    1,639     $        59      $         17         $         10
Oct-2002                   $    1,783     $        57      $         17         $         10
Nov-2002                   $    1,888     $        57      $         17         $         10
Dec-2002                   $    1,777     $        60      $         17         $         10

                        SOURCE: BROWN BROTHERS HARRIMAN

The graph illustrates the total return of the major classes of financial assets since 1925, including common stocks as measured by the S&P 500 index, long-term government bonds as measured by 20-Year U.S. Treasury Bonds and money market securities as measured by U.S. Treasury bills. The Consumer Price Index is used as a measure of inflation. This graph is not a prediction of the future performance of any of these assets or of inflation.

MORE INFORMATION ON THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:


ANNUAL/SEMI-ANNUAL REPORT
Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Fund and its policies and information on the Fund's non-principal investment strategies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:
By telephone:                       Call 1-800-625-5759

By mail write to the Fund's Shareholder Servicing Agent:
                                    Brown Brothers Harriman
                                    140 Broadway
                                    New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents can be viewed online or downloaded from:
                                    Brown Brothers Harriman
                                    http://www.bbhfunds.com
                                    SEC
                                    http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-06139

[BROWN BROTHERS HARRIMAN LOGO]






                          STATEMENT OF ADDITIONAL INFORMATION

                             BBH TAX-EFFICIENT EQUITY FUND
                                     Class N Shares
                                     Class I Shares

                      40 Water Street, Boston, Massachusetts 02109

                                   February 28, 2003

     BBH Tax-Efficient Equity Fund (the "Tax-Efficient Equity Fund" or the "Fund") is a separate series of BBH Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently offers two classes of shares designated as Class N and Class I, respectively. The Corporation is a Maryland corporation organized on July 16, 1990. The Fund is designed to enable investors to be invested in a portfolio of equity securities of companies that are well established and financially sound. The Fund's investment objective is to provide investors with tax-efficient long-term capital growth while also generating current income. There can be no assurance that the investment objective of the Fund will be achieved.

     The Annual Report of the Fund dated October 31, 2002 has been filed with the Securities and Exchange Commission ("SEC") pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

     Brown Brothers Harriman ("Brown Brothers Harriman") is the investment adviser (the "Investment Adviser") to the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Fund dated February 28, 2003, as supplemented from time to time, a copy of which may be obtained from the Corporation at the address noted above.


                                   Table of Contents


                                                                           Page

Investments                                                                   3
        Investment Objective and Policies                                     3
        Investment Restrictions                                               7
Management                                                                    9
        Board of Directors                                                    14
        Code of Ethics                                                        16
        Investment Adviser                                                    16
        Administrators                                                        18
        Distributor                                                           19
        Shareholder Servicing Agent                                           20
        Financial Intermediaries                                              20
        Eligible Institutions                                                 21
        Expense Payment Agreement                                             21
        Custodian, Transfer and Dividend Disbursing Agent                     21
        Independent Auditors                                                  22
Net Asset Value                                                               22
Computation of Performance                                                    22
Purchases and Redemptions                                                     24
Federal Taxes                                                                 24
Description of Shares                                                         26
Portfolio Brokerage Transactions                                              28
Additional Information                                                        30
Financial Statements                                                          31


INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

     Although the Investment Adviser expects to invest the assets of the Fund primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, trust or limited partnership interests, rights, warrants and American Depositary Receipts.

Equity Investments

     Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Hedging Strategies

     Options on Stock. For the sole purpose of reducing risk, put and call options on stocks may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made for the Fund at any time prior to the expiration of the option which involves selling the option previously purchased.

     Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for the Fund. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange).

     Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price (strike price), an option on a stock index gives the holder the right to receive a cash exercise settlement amount equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed index multiplier. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the strike price of the option times a specified multiple.

     The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of the Fund being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes for the Fund is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

     The Corporation may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Corporation to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Corporation's portfolio strategies.

     Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes ("Futures Contracts") may be entered into for the Fund.

     In order to assure that the Fund is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets.

     Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

     In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

     The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent of which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of the future price movements over the short term in the overall stock market may result in a poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

     When the Fund enters into a Futures Contract, it may be initially required to deposit, in a segregated account in the name of the broker performing in the transaction, an "initial margin" of cash, U.S. Government securities or other high grade liquid obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

     Currently, Futures Contracts can be purchased on stock indexes such as the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange).

     Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

Short-Term Instruments

     The assets of the Fund may be invested in U.S. dollar denominated short-term instruments, including repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, commercial paper and bank obligations (such as certificates of deposit, fixed time deposits, and bankers' acceptances). Cash is held for the Fund in demand deposit accounts with the Fund's custodian bank.

U.S.  Government Securities

     The assets of the Fund may be invested in securities issued by the U.S. Government, its agencies or instrumentalities. These securities include notes and bonds issued by the U.S. Treasury, zero coupon bonds and stripped principal and interest securities.

Restricted Securities

     Securities that have legal or contractual restrictions on their resale may be acquired for the Fund. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities reflects any limitation on their liquidity.

When-Issued and Delayed Delivery Securities

     Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund's net asset value (NAV). At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

Loans of Portfolio Securities

     Loans  up to 30% of the  total  value  of the  securities  of the  Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Fund any income accruing thereon, and cash collateral may be invested for the Fund, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Corporation in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to Brown Brothers Harriman or to any affiliate of the Corporation or Brown Brothers Harriman.


INVESTMENT RESTRICTIONS

     The Fund is operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act).

     Except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Corporation, with respect to the Fund, may not:

     (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations);

     (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or the purchase, ownership, holding, sale or writing of options;

     (3) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

     (4) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (5) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan;

     (5) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

     (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

     (7) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

     (8) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

     (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

     (10) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities); provided, however, that up to 25% of its total assets may be invested without regard to this restriction; or

     (11) purchase more than 10% of the outstanding voting securities of any one issuer.

     The Fund is classified as diversified for purposes of the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets. The Fund does not purchase more than 10% of the outstanding voting securities of any issuer.

     Non-Fundamental Restrictions. The Fund may not as a matter of operating policy (except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) purchase securities of any investment company if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it; (ii) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities; or (iii) invest less than 80% of the value of the Fund's assets (defined as net assets plus any borrowings for investment purposes) in equity securities. These policies are not fundamental and may be changed without shareholder approval in response to changes in the various state and federal requirements.

     Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.



MANAGEMENT

     Information pertaining to the Directors and executive officers of the Corporation is set forth below. All of the Directors are not "interested persons" of the Corporation as defined by the 1940 Act.

------------------------------------------------------------------------------------------
Name, Birth Date  Position(s)  Term of     Principal            Number of   Other
and Address       Held with    Office#     Occupation(s)        Funds in    Director-ships
                  Corporation  and Length  During Past 5 Years  Fund        Held by
                               of Time                          Complex     Director
                               Served                           Overseen
                                                                by
                                                                Director^
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Joseph V.         Chairman of  Since 1990  Managing Director,   12          None
Shields Jr.*      the Board                Chairman and Chief
                  and Director             Executive Officer
Birth Date:                                of Shields &
March 17, 1938                             Company (registered
                                           broker-dealer and
Shields &                                  member of New York
Company,                                   Stock Exchange);
140 Broadway New                           Chairman of Capital
York, NY 10005                             Management
                                           Associates, Inc.
                                           (registered
                                           investment
                                           adviser); Vice
                                           Chairman and
                                           Trustee of New York
                                           Racing Association;
                                           Director of Flowers
                                           Industries, Inc.
                                           (diversified food
                                           company).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Eugene P. Beard   Director     Since 1993  Vice Chairman -      12          Director of
                                           Finance/Operations               Old Westbury
Birth Date:                                and CFO (May 1995 -              Funds (5
March 17, 1935                             February 2000) and               Funds)
                                           Special Advisor
The Interpublic                            (March 2000 -
Group of                                   Present), The
Companies Inc.                             Interpublic Group
20 Marshall                                of Companies, Inc.
Street
Suite 210
S. Norwalk, CT
06854
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Richard           Director     Since 1999  Retired; Director    12          None
Carpenter                                  of Investments,
                                           Pennsylvania Public
Birth Date:                                School Employees'
March 17, 1933                             Retirement System
                                           (until December
10820 North La                             1997).
Quinta Drive
Tucson, AZ 85737
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
David P. Feldman  Director     Since 1990  Retired; Chairman    12          Director of
                                           and CEO of AT&T                  Dreyfus
Birth Date:                                Investment                       Mutual Funds
November 16,                               Management                       (59 Funds)
1939                                       Corporation (until
                                           May 1997); Director
3 Tall Oaks                                of Jeffrey Co.
Drive Warren, NJ                           (1992 to present);
07059                                      Director of QMED
                                           (1999 to present).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
J. Angus Ivory    Director     Since 1999  Retired; Director    12          None
                                           of Brown Brothers
Birth Date: July                           Harriman Ltd.
31, 1932                                   (subsidiary of
                                           Brown Brothers
Greenway Farm,                             Harriman & Co.)
Tockenham,                                 (until December
Swindon,                                   2001); Advisor, RAF
Wiltshire, SN4                             Central Fund (1992
7PP England                                to present).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Alan G. Lowy      Director     Since 1993  Private Investor.    12          None

Birth Date:
April 17, 1939

4111 Clear
Valley Drive,
Encino, CA 91436
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Arthur D.         Director     Since 1992  Retired; Executive   12          None
Miltenberger                               Vice President and
                                           Chief Financial
Birth Date:                                Officer of Richard
November 8, 1938                           K. Mellon and Sons
                                           (private
Richard K.                                 foundation  until
Mellon & Sons,                             June 1998); Vice
P.O. Box RKM,                              President and
Ligonier, PA                               Treasurer of
15658                                      Richard King Mellon
                                           Foundation (until
                                           June 1998);
                                           Trustee, R.K.
                                           Mellon Family
                                           Trusts (since
                                           1981); General
                                           Partner, Mellon
                                           Family Investment
                                           Company IV, V and
                                           VI; Director of
                                           Aerostructures
                                           Corporation
                                           (aircraft
                                           manufacturer)
                                           (since 1996).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
    Officers
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Charles Izard     President    Since 2003  President of BBH     N/A         N/A
                                           Common Settlement
Birth Date:                                Fund, Inc., BBH
                                           Common Settlement
140 Broadway New                           Fund II, Inc., BBH
York, NY 10005                             Fund, Inc. and the
                                           BBH U.S. Money
                                           Market Portfolio
                                           (since August
                                           2003); Partner
                                           (since January
                                           2001) and Managing
                                           Director (since
                                           October 1996) of
                                           Brown Brothers
                                           Harriman & Co.
                                           ("BBH & Co.")
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Michael D.        Vice         Since 2002  Vice President,      N/A         N/A
Martins           President,               Treasurer,
                  Treasurer,               Principal
Birth Date:       Principal                Accounting Officer,
November 5, 1965  Accounting               Principal Financial
                  Officer and              Officer and
140 Broadway New  Principal                Principal Financial
York, NY 10005    Financial                Officer of BBH
                  Officer                  Common Settlement
                                           Fund, Inc., BBH
                                           Common Settlement
                                           Fund II, Inc., BBH
                                           Fund, Inc. and the
                                           BBH U.S. Money
                                           Market Portfolio;
                                           Vice President
                                           (since April 2002)
                                           and Assistant Vice
                                           President (since
                                           December 1996) of
                                           BBH & Co.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Gail C. Jones     Secretary    Since 2002  Secretary of BBH     N/A         N/A
                                           Common Settlement
Birth Date:                                Fund, Inc., BBH
October 26, 1953                           Common Settlement
                                           Fund II, Inc., BBH
1001 Liberty                               Fund, Inc. and the
Avenue                                     BBH U.S. Money
Pittsburgh, PA                             Market Portfolio
15222-3779                                 (since August
                                           2002); Counsel,
                                           ReedSmith, LLP
                                           (since October
                                           2002); Corporate
                                           Counsel January
                                           1997 to September
                                           2002 and Vice
                                           President January
                                           1999 to September
                                           2002 of Federated
                                           Services Company.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Peter J. Germain  Vice         Since 2002  Vice President of    N/A         N/A
                  President                BBH Common
Birth Date:                                Settlement Fund,
September 3, 1959                          Inc., BBH Common
                                           Settlement Fund II,
1001 Liberty                               Inc., BBH Fund,
Avenue                                     Inc. and the BBH
Pittsburgh, PA                             U.S. Money Market
15222-3779                                 Portfolio (since
                                           August 2002);
                                           Senior Vice
                                           President,
                                           Federated Services
                                           Company (since
                                           November 1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Judith J. Mackin  Vice         Since 2002  Vice President of    N/A         N/A
                  President                BBH Common
Birth Date: May                            Settlement Fund,
30, 1960                                   Inc., BBH Common
                                           Settlement Fund II,
1001 Liberty                               Inc., BBH Fund,
Avenue                                     Inc. and the BBH
Pittsburgh, PA                             U.S. Money Market
15222-3779                                 Portfolio (since
                                           August 2002); Vice
                                           President of
                                           Federated Services
                                           Company (since
                                           November 1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Victor Siclari    Assistant    Since 2002  Assistant Secretary  N/A         N/A
                  Secretary                of BBH Common
Birth Date:                                Settlement Fund,
November 17, 1961                          Inc., BBH Common
                                           Settlement Fund II,
1001 Liberty                               Inc., BBH Fund,
Avenue                                     Inc. and the BBH
Pittsburgh, PA                             U.S. Money Market
15222-3779                                 Portfolio (since
                                           August 2002);
                                           Partner, ReedSmith,
                                           LLP (since October
                                           2002); Vice
                                           President (March
                                           1996 to September
                                           2002) and Senior
                                           Corporate Counsel
                                           (July 1998 to
                                           September 2002) of
                                           Federated
                                           Investors, Inc.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Nancy D. Osborn   Assistant    Since 2002  Assistant Secretary  N/A         N/A
                  Secretary                of BBH Common
Birth Date: May                            Settlement Fund,
4, 1966                                    Inc., BBH Common
                                           Settlement Fund II,
140 Broadway New                           Inc., BBH Fund,
York, NY 10005                             Inc. and the BBH
                                           U.S. Money Market
                                           Portfolio (since
                                           August 2002);
                                           Associate, BBH &
                                           Co. (since April
                                           1996).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
John C. Smith     Assistant    Since 2002  Assistant Treasurer  N/A         N/A
                  Treasurer                of BBH Common
Birth Date:                                Settlement Fund,
August 2, 1965                             Inc., BBH Common
                                           Settlement Fund II,
50 Milk Street                             Inc., BBH Fund,
Boston, MA 02109                           Inc. and the BBH
                                           U.S. Money Market
                                           Portfolio (since
                                           August 2002);
                                           Assistant Vice
                                           President (since
                                           September 2001),
                                           Associate
                                           (September
                                           2000-August 2001)
                                           and Senior Analyst
                                           (June 1999 - August
                                           2000) of BBH & Co.;
                                           Manager, Fund
                                           Administration,
                                           State Street Bank
                                           and Trust Company
                                           (June 1997 - May
                                           1999).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Gregory Lomakin   Assistant    Since 2002  Assistant Treasurer  N/A         N/A
                  Treasurer                of BBH Common
Birth Date:                                Settlement Fund,
February 23, 1965                          Inc., BBH Common
                                           Settlement Fund II,
50 Milk Street                             Inc., BBH Fund,
Boston, MA 02109                           Inc. and the BBH
                                           U.S. Money Market
                                           Portfolio (since
                                           August 2002);
                                           Assistant Vice
                                           President (since
                                           September 2001),
                                           and Associate (May
                                           1992- September
                                           2001).
--------------------------------------------------------------------------------


# Each Director of the Corporation holds office until he or she attains the age of 70 (72, in the case of Directors who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Corporation's Articles of Incorporation. All officers of the Corporation hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Directors to remove any officer in accordance with the Corporation's By-laws).

^    The Fund  Complex  consists  of the  Corporation,  BBH  Trust,  BBH  Common
     Settlement Fund, Inc., BBH Common Settlement Fund II, Inc. and BBH U.S. Money Market Portfolio. The Corporation, which has seven series (including the Fund), and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table.

BOARD OF DIRECTORS

     The Corporation's Directors, in addition to supervising the actions of the Corporation's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Directors of the Corporation review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Directors are assisted in this process by independent legal counsel.

     The Directors (except Mr. Shields) serve on an Audit Committee that selects the independent public accounts for the Fund and review accounting policies and controls. The Audit Committee held four meetings during the last fiscal year.

     Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held four meetings during the last fiscal year.

Director Equity Ownership As Of 12/31/02

---------------------------------------------------------------------------
Name of Director          Dollar  Range of  Equity Aggregate  Dollar Range
                          Securities in Fund       of  Equity   Securities
                                                   in    All    Registered
                                                   Investment    Companies
                                                   Overseen   by  Director
                                                   in       Family      of
                                                   Investment Companies
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Eugene P. Beard           None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
David P. Feldman          None                     $10,001-$50,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Alan G. Lowy              None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Arthur D. Miltenberger    None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Richard L. Carpenter      None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
J. Angus Ivory            None                     None
---------------------------------------------------------------------------

     As of February 7, 2003, the Directors and officers of the Corporation as a group owned beneficially less than 1% of the outstanding shares of the Corporation, and to the knowledge of the Corporation, no person owned beneficially more than 5% of the outstanding shares of the Fund except as set forth below:

BBH                                 90.73%                  $31,798,376.16
American Express Trust Company      5.69%                   $1,993,541.06
Charles Schwab                      2.79%                   $978,178.49
Turtle & Co.                        0.34%                   $119,670.06
The Trust Company of the South      0.33%                   $116,572.41
National Investors Services         0.11%                   $39,423.01

     As of February 7, 2003, the partners of Brown Brothers Harriman, together with their immediate family members, owned 229,023 shares (4.68%) of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion with respect to an additional 2,021,929 shares (41.31%) of the Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.

Compensation

     Each Director of the Corporation receives a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) and such base annual fee is allocated among all series of the Corporation, BBH Trust, BBH U.S. Money Market Portfolio, BBH Common Settlement Fund, and BBH Common Settlement Fund II (in each case, based upon their respective net assets). Members of the Valuation Committee (Mssrs. Feldman, Carpenter and Shields) receive and additional $2,000 per year. In addition, each series of the Corporation, BBH Trust and the BBH U.S. Money Market Portfolio that has commenced operations, pays an annual fee to each Director of $1,000.

Director Compensation For Fiscal Year Ended 10/31/02

-----------------------------------------------------------------------------
 Name of Person,    Aggregate      Pension or     Estimated        Total
    Position       Compensation    Retirement       Annual     Compensation
                    from Fund       Benefits    Benefits upon    from Fund
                                   Accrued as     Retirement     Complex^
                                  Part of Fund                    paid to
                                    Expenses                     Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Joseph         V. $1,114         None           None           $42,250
Shields,     Jr.,
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Eugene P.  Beard, $1,078         None           None           $35,250
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Richard        L. $1,088         None           None           $37,250
Carpenter,
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Clifford       A. $1,078         None           None           $35,250
Clark, Director*
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
David          P. $1,088         None           None           $37,250
Feldman, Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
J.  Angus  Ivory, $1,078         None           None           $35,250
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Alan   G.   Lowy, $1,078         None           None           $35,250
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Arthur         D. $1,088         None           None           $37,250
Miltenberger,
Director
-----------------------------------------------------------------------------
^  See corresponding note to "Directors" table, above.
*  Retired, November 2002.

     Because of the services rendered to the Corporation by the Investment Adviser and the Administrator, the Corporation requires no employees other than its officers, and the officers receive no compensation from the Corporation or the Fund.

CODE OF ETHICS

     The Corporation, the Investment Adviser and the Distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Corporation, the Investment Adviser and the Distributor are on file with the SEC.

INVESTMENT ADVISER

     Under an Investment Advisory Agreement with the Corporation, subject to the general supervision of the Corporation's Directors and in conformance with the stated policies of the Fund, Brown Brothers Harriman provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund , and to manage, generally, the investments of the Fund.

     The Investment Advisory Agreement between Brown Brothers Harriman and the Corporation is dated December 15, 1993 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Directors on November 8, 2002. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Corporation. (See "Additional Information".)

     The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of the Fund's average daily net assets. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund incurred $303,000, $313,176 and $285,285, respectively, for advisory services.

     The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman dated November 9, 2001, the Corporation may use "BBH" in its name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between a Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman. Termination of the agreement would require the Corporation to change its name and the name of the Fund to eliminate all references to BBH.

     As required by the 1940 Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve this contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the this contract, the Board considers many factors, among the most material of which are: the Fund's investment objective and long term performance; the Adviser's management philosophy, personnel, and processes; the preferences and expectations of fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; and the range and quality of services provided to the Fund and its shareholders by the Brown Brothers Harriman organization in addition to investment advisory services.

     In assessing the Adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund.

     The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Brown Brothers Harriman organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Adviser's compensation: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and takes them into account in its review of the Fund's advisory contract.

     The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Brown Brothers Harriman on matters relating to the BBH Funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Fund and the Brown Brothers Harriman organization. The Adviser provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the BBH Funds and the companies that service them; and relevant developments in the mutual fund industry and how the BBH Funds and/or Brown Brothers Harriman are responding to them.

     The Board also receives financial information about the Adviser, including reports on the compensation and benefits Brown Brothers Harriman derives from its relationships with the BBH Funds. These reports cover not only the fees under the advisory contracts, but also fees received by Brown Brothers Harriman's subsidiaries for providing other services to the BBH Funds under separate contracts (e.g., for serving as the BBH Funds' administrator and custodian). The reports also discuss any indirect benefit Brown Brothers Harriman may derive from its receipt of research services from brokers who execute fund trades.

     The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every BBH Fund, nor does the Board consider any one of them to be determinative. Because the totality of circumstances includes considering the relationship of each BBH Fund, the Board does not approach consideration of every BBH Fund's advisory contract as if that were the only BBH Fund.

ADMINISTRATORS

     Brown Brothers Harriman Trust Company, LLC acts as Administrator for the Corporation. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman.

     In its capacity as Administrator, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman Trust Company, LLC (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Fund's Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to the Fund's shareholders and the SEC.

     The Administration Agreement between the Corporation and Brown Brothers Harriman Trust Company, LLC (dated January 1, 2001) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors most recently approved the Corporation's Administration Agreement on November 9, 2001. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the Corporation's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC and by Brown
Brothers Harriman Trust Company, LLC on 90 days' written notice to the Corporation.

     For the services rendered to the Corporation and related expenses borne by Brown Brothers Harriman Trust Company, LLC, as Administrator of the Corporation, Brown Brothers Harriman Trust Company, LLC receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.15% of the Fund's average daily net assets. For the fiscal years ended October 31, 2000, 2001 and 2002 the Fund incurred $69,923, $72,271, and $65,835, respectively, for administrative services.

     Pursuant to separate Subadministrative Services Agreements between Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and Brown Brothers Harriman & Co. (each, a "Subadministrator"), the Subadministrators perform such subadministrative duties for the Fund as are from time to time agreed upon by the Brown Brothers Harriman Trust Company, LLC and each Subadministrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices of Brown Brothers Harriman & Co. are located at 140 Broadway, New York, New York 10005. The Subadministrators' duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Fund, participating in the preparation of documents required for compliance by the Fund with applicable laws and regulations, preparing certain documents in connection with meetings of Directors and shareholders of the Fund, and other functions that would otherwise be performed by Brown Brothers Harriman Trust Company, LLC as set forth above. For performing such subadministrative services, each Subadministrator receives such compensation from Brown Brothers Harriman Trust Company, LLC as is from time to time agreed to between Brown Brothers Harriman Trust Company, LLC and each Subadministrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman Trust Company, LLC by the Fund.

DISTRIBUTOR

     Effective September 16, 2002, Edgewood Services, Inc. ("Edgewood") will act as exclusive Distributor of the Fund's shares. Its offices are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The Distributor's Contract dated as of September 16, 2002 between the Corporation and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Contract was first approved by the Independent Directors of the Corporation on August 6, 2002. The agreement terminates automatically in the event of its assignment, and may be terminated
(i) with respect to the Fund, at any time, without penalty, by the Board of Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than sixty (60) days' written notice to Edgewood, and (ii) by Edgewood on sixty (60) days' written notice to the Corporation.

SHAREHOLDER SERVICING AGENT

     The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for the Corporation with respect to the Fund's Class N shares, among other things: answers inquiries from shareholders of and prospective investors in Class N shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in Class N shares of the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by shareholders who did not hold their account with an eligible institution.

FINANCIAL INTERMEDIARIES

     From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Class N shares of the Fund through that Financial Intermediary, which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Class N shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of Class N shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Class N shares. Customer orders are priced at the NAV for Class N shares next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Class N shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.


ELIGIBLE INSTITUTIONS

     The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

EXPENSE PAYMENT AGREEMENT

     Under an agreement dated May 1, 2002, Brown Brothers Harriman Trust Company, LLC pays the Fund's expenses (see "Annual Fund Operating Expenses" in the Prospectus), other than fees paid to Brown Brothers Harriman Trust Company, LLC under the Corporation's Administration Agreement and other than expenses relating to the organization of the Fund. In return, Brown Brothers Harriman Trust Company, LLC receives a fee from the Fund's Class N and Class I shares such that after such payment the aggregate expenses of the Fund do not exceed an agreed upon annual rate, currently 1.20% and 0.95% of the average daily net assets of Class N shares and Class I shares, respectively. Such fees are computed daily and paid monthly. The expense payment agreement will terminate on July 31, 2003. Prior to May 1, 2002, the Fund had a similar expense payment arrangement with 59 Wall Street Administrators, Inc. pursuant to an agreement dated February 20, 2001. For the year ended October 31, 2002, Brown Brothers Harriman Trust Company, LLC incurred $562,298 in expenses, including investment advisory fees of $285,285, shareholder servicing/eligible institution fees of $109,725 and custody fees of $43,811 paid to BBH on behalf of the Fund.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Brown Brothers Harriman (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is Custodian for the Fund. As Custodian, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the Fund's accounting and portfolio transaction records and for each day computes the Fund's NAV.

     Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT AUDITORS

      Deloitte & Touche LLP are the independent auditors for the Fund.

NET ASSET VALUE

     The NAV of each class of shares of the Fund is normally determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This determination of NAV of each share of the Fund is normally made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV per share is determined separately for each class of shares by dividing the value of the Fund's total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

     The value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is normally determined at the same time and on the same days as the NAV per share of the Fund is determined. The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 P.M., Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

     Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Directors. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

COMPUTATION OF PERFORMANCE

     On February 20, 2001, the Board of Directors of the Corporation reclassified the Fund's outstanding shares as "Class N", and established a new class of shares designated as "Class I". The historical performance information presented below relates solely to Class N shares of the Fund, as there were no Class I shares outstanding during the periods indicated.

     The average annual total rate of return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

     The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

     The following table sets forth average annual total return information for Class N shares (see first paragraph of this section) for the period ended December 31, 2002 and the start of performance date of the Fund:

                       1 Year      Start of
                                   Performance on
                                   November 2, 1998
Total Return
  Before Taxes         (23.96)%    (5.93)%
  After Taxes on        23.96)%     5.96)%
  Distributions        (           (
  After Taxes on        14.71)%     4.64)%
  Distributions
  and Sale of Shares   (           (

--------------------------------------------------------------------------------

     Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund and the Fund's expenses during the period.

     Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

     The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the Standard & Poor's 500 Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

     Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in The Fund over a stated period based on any change in NAV per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed investment.

PURCHASES AND REDEMPTIONS

     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     The Corporation reserves the rights to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the NAV of, the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

     An  investor  should  be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

     In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

     The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares.

FEDERAL TAXES

     Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders. Accordingly, the Fund is not subject to federal income taxes on its net income and realized net long-term capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Corporation intends to meet such requirements.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

     Dividends paid from the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of the Fund's net income may consist of dividends paid by domestic corporations.

     Gains or losses on sales of securities for the Fund are treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a put has been acquired or a call has been written thereon for the Fund. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Fund lapses or is terminated through a closing transaction, such as a repurchase for the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold for the Fund pursuant to the exercise of a call option written for it, the premium received is added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the ability to write options and engage in transactions involving stock index futures.

     Certain options contracts held for the Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long such options were held. The Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

     Return of Capital. If the NAV of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities would be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Other Taxes. The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisors with respect to any state or local taxes.

     Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January. Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Statement of Additional Information, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES

     The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 40 Water Street, Boston, Massachusetts 02109; its telephone number is (800) 625-5759. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of BBH Tax-Efficient Equity Fund Class N and 25,000,000 shares have been classified as shares of BBH Tax-Efficient Equity Fund Class I. The Board of Directors has the power to designate one or more additional series of shares of common stock or class thereof, and to classify and reclassify any unissued shares with respect to such series and/or classes. Currently there are seven such series in addition to the Fund, five of which also offer multiple classes of shares.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shares of the Corporation entitle their holders to one vote per full and fractional share. Separate votes are taken by a single series of the Corporation on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually, but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote or as may be required by the 1940 Act or as my be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Corporation. The Corporation's Articles of Incorporation provide that the Corporation may, upon the approval of its Board of Directors, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

      Stock certificates are not issued by the Corporation.

     The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meeting of Fund shareholders, except as otherwise required by applicable law. The Bylaws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution or Financial Intermediary may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

     The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Corporation has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Corporation to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

     The portfolio of the Fund is managed actively in pursuit of its tax-efficient investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 25% annual turnover rate would occur, for example, if one-quarter of the securities in the Fund's portfolio (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 2000, 2001 and 2002 the portfolio turnover rate was 67%, 53% and 32%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the turnover rate activity increases.

     In effecting securities transactions for the Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's
reliability  for  prompt,   accurate   confirmations  and  on-time  delivery  of
securities; the broker's financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

     For the fiscal years ended October 31, 2000, 2001 and 2002, the aggregate commissions paid by the Fund were $98,415, $64,006, and $128,121, respectively.

     Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law. The Corporation uses Brown Brothers Harriman, an "affiliated person" of the Corporation, as one of the Fund's principal brokers where, in the judgment of the Investment Adviser, such firm is able to obtain a price and execution at least as favorable as prices and executions provided by other qualified brokers. As one of the Fund's principal brokers and an affiliated person of the Fund, Brown Brothers Harriman receives brokerage commissions from the Fund.

     The use of Brown Brothers Harriman as a broker for the Fund is subject to the provisions of Rule 11a2-2(T) under the Securities Exchange Act of 1934 which permits the Corporation to use Brown Brothers Harriman as a broker provided that certain conditions are met. In addition, under the 1940 Act, commissions paid by the Fund to Brown Brothers Harriman in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission.

     The Investment Adviser may direct a portion of the Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers for services provided to the Fund for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

     Brown Brothers Harriman acts as one of the principal brokers of the Fund in the purchase and sale of portfolio securities when, in the judgment of the Investment Adviser, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers of the Fund, Brown Brothers Harriman receives brokerage commissions from the Fund. On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.

     A committee of non-interested Directors from time to time reviews, among other things, information relating to the commissions charged by Brown Brothers Harriman to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which Brown Brothers Harriman effects brokerage transactions for the Fund are reviewed and approved no less often than annually by a majority of the non-interested Directors.

     For the fiscal years ended October 31, 2000, 2001 and 2002 total transactions with a principal value of $58,556,878, $77,754,413 and $77,452,904, respectively, were effected for the Fund, of which transactions with a principal value of $33,998,769, $23,402,420, and $5,756,734, respectively, were effected by Brown Brothers Harriman (involving payments of commissions to Brown Brothers Harriman of $69,670, $5,068 and $828, respectively).

     For the fiscal years ended October 31, 2000, 2001 and 2002, 71%, 8% and 1%, respectively, of the Fund's aggregate commissions were paid to Brown Brothers Harriman. For the same periods, transactions effected for the Fund by Brown Brothers Harriman which involved payments of commissions to BBH represented 69%, 30% and 7%, respectively, of total transactions effected for the Fund.

     A portion of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Corporation does not reduce the fee paid by the Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

     A committee, comprised of officers and partners of Brown Brothers Harriman who are portfolio managers of some of Brown Brothers Harriman's managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

     The Directors of the Corporation review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

     Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Corporation effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Corporation may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Corporation may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, DC or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

     The Annual Report of the Fund dated October 31, 2002 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report which contains performance information will be provided, without charge, to each person receiving this Statement of Additional Information.

[GRAPHIC]

[BROWN BROTHERS HARRIMAN LOGO]


PROSPECTUS
FEBRUARY 28, 2003



BBH EUROPEAN EQUITY FUND

BBH PACIFIC BASIN EQUITY FUND

BBH INTERNATIONAL EQUITY FUND
CLASS N SHARES
CLASS I SHARES


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS


INVESTMENT OBJECTIVE                          3

PRINCIPAL INVESTMENT STRATEGIES               3

PRINCIPAL RISK FACTORS                        6

FUND PERFORMANCE                             11

FEES AND EXPENSES OF THE FUNDS               15

INVESTMENT ADVISER                           17

SHAREHOLDER INFORMATION                      18

FINANCIAL HIGHLIGHTS                         25

INVESTMENT OBJECTIVE

The investment objective of each Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

BBH EUROPEAN EQUITY FUND


Under normal circumstances the Investment Adviser invests at least 80% of the assets of the BBH European Equity Fund in equity securities of companies traded principally in the European Union (Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, United Kingdom), as well as Finland, Norway, Sweden and Switzerland. The BBH European Equity Fund may also invest from time to time in other markets in the region, including Austria, Czech Republic, Hungary, Poland, Romania, Russia, Slovakia and Turkey.


BBH PACIFIC BASIN EQUITY FUND


Under normal circumstances the Investment Adviser invests at least 80% of the assets of the BBH Pacific Basin Equity Fund in equity securities of companies principally traded in Pacific Basin countries, including Australia, Hong Kong, Japan, New Zealand and Singapore. The BBH Pacific Basin Equity Fund may also from time to time invest in other markets in the region, including Bangladesh, China, India, Indonesia, Malaysia, Pakistan, Philippines, Sri Lanka, South Korea, Taiwan and Thailand.

BBH INTERNATIONAL EQUITY FUND

Under normal circumstances the Investment Adviser invests at least 80% of the assets of the BBH International Equity Fund in equity securities of companies in the developed markets of the world, excluding the United States and Canada. These markets include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom. The BBH International Equity Fund may also from time to time invest in emerging markets of India, Indonesia, Pakistan, South Korea, Sri Lanka, Thailand, Taiwan, and the Philippines.


EACH FUND


Although the Investment Adviser expects to invest the assets of each Fund primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, rights and warrants. The Investment Adviser may purchase these equity securities directly or in the form of American Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of foreign-based companies. Although the Investment Adviser invests primarily in equity securities which are traded on foreign or domestic national securities exchanges, the Investment Adviser may also purchase equity securities which are traded in foreign or domestic over-the-counter markets. The Investment Adviser may invest in securities of appropriate investment companies in order to obtain participa-tion in markets or market sectors which restrict foreign investment or to obtain more favorable investment terms.

The Investment Adviser's investment management style is best characterized as a core fundamental approach, with primary emphasis given to bottom-up stock selection. Regional/country allocation and currency exposure are a residual of the stock selection process and are used as risk management tools. Each Fund's investment benchmark includes the full spectrum of growth and value issues. Therefore, our analyst coverage and portfolio construction take advantage of investment ideas throughout the growth-value spectrum.

The Investment Adviser's stock selection process places emphasis on large and medium capitalization and globally competitive companies with strong business models and market positions. These companies are expected to provide the optimal combination of superior returns, consistent performance and moderate volatility over the near and long term. In accordance with that large cap bias, analysts provide investment opinions based on the Morgan Stanley Capital International
(MSCI) Index constituent universe, both by absolute market capitalization and by market capitalization within each sector. Analysts may consider stocks outside that universe as a means of opportunistically adding value with non-MSCI names.

Each analyst must provide a rating for every stock in his universe. A rigorous application of qualitative and quantitative analysis results in an opinion and rating for each stock in the universe. These ratings are communicated through the Analyst Tracking System (ATS). Analyst opinions on company fundamentals and prospects are expressed in terms of quantitative percentage weights relative to the stock's weight in its MSCI sector as well as qualitative ratings (Buy, Outperform, Neutral, Underperform and

Sell). Issues with a market weight or greater in the ATS form the universe of issues appropriate for inclusion in each Fund.

Portfolio construction in each Fund is the result of selecting issues from the ATS which, when combined with regional allocation policies, benchmark considerations, and risk management, will produce a well-diversified portfolio expected to outperform its benchmark over a 12-18 month time horizon.

The Investment Adviser buys and sells securities denominated in currencies other than the U.S. dollar, and interest, dividends and sale proceeds are received in currencies other than the U.S. dollar. The Investment Adviser enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.

PRINCIPAL RISK FACTORS


The principal risks of investing in each Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of each Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Funds.

THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS ARE:

MARKET RISK:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

FOREIGN INVESTMENT RISK:

Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States.


Changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations may adversely affect the value of such investments. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the operations of each Fund. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. It may be more difficult to obtain and enforce a judgment against a foreign company. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to other funds by domestic companies.


In general, less information is publicly available with respect to foreign-based companies than is available with respect to U.S. companies. Most foreign-based companies are also not subject to the uniform accounting and financial reporting requirements applicable to companies based in the United States.


In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, foreign investments are less liquid so that a Fund may not be able to initiate a transaction or liquidate a position at an advantageous time or price. Prices of foreign securities are more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. companies, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, fixed commissions are normally paid that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and companies in foreign countries than in the United States.


The foreign investments made by the Investment Adviser are in compliance with the currency regulations and tax laws of the United States and foreign governments. There may also be foreign government regulations and laws which restrict the amounts and types of foreign investments.


Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and each Fund holds various foreign currencies from time to time, the value of their respective net assets as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. Each Fund also incurs costs in connection with conversion between various currencies.


CONCENTRATION RISK:


Because the Investment Adviser invests a significant portion of the assets of the BBH European Equity Fund and BBH Pacific Basin Equity Fund in a specific geographical region, the value of their investments and the net asset value of each Fund could decline more dramatically as a result of adverse events affecting those regions.


DEVELOPING COUNTRIES:


The Investment Adviser may invest the assets of the BBH European Equity Fund and the BBH International Equity Fund in securities of issuers based in developing countries. The Investment Adviser may invest a substantial portion of the assets of the BBH Pacific Basin Equity Fund in the securities of issuers based in developing countries. Investments in securities of issuers in developing countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) the small current size of the markets for securities of issuers in developing countries and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

MID-CAP RISK:


The value of individual securities or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.


DIVERSIFICATION RISK:


Each Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The possible assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.

INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

FUND PERFORMANCE


The following bar charts and tables give an indication of the risks involved with an investment in each Fund. The bar charts show changes in the performance of each Fund from year to year. The tables show how the average annual returns of each Fund for the periods indicated compare to those of a broad measure of market performance.


When you consider this information, please remember that a Fund's performance (before and after taxes) in past years is not necessarily an indication of how that Fund will do in the future.

[CHART]

                            BBH EUROPEAN EQUITY FUND


                       TOTAL RETURN (% PER CALENDAR YEAR)


1993          27.12
1994          -3.93
1995          16.49
1996          19.25
1997          15.28
1998          24.17
1999          21.42
2000          -6.28
2001         -22.37
2002         -18.83


HIGHEST AND LOWEST RETURN (QUARTERLY 1993-2002)



                        RETURN     QUARTER ENDING
                        ------     --------------
Highest                22.08%            12/31/99

Lowest                (20.77)%            9/30/02



AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2002)



                                               1 YEAR     5 YEARS     10 YEARS
                                               ------     -------     --------
Return Before Taxes                          (18.83)%     (2.21)%        5.75%

Return After Taxes on Distributions*         (18.54)%     (3.09)%        4.07%

Return After Taxes on Distributions
  and Sale of Fund Shares*                   (11.28)%     (1.45)%        4.51%

MSCI-Europe (reflects no deduction
  for fees, expenses or taxes)               (18.39)%     (2.26)%        7.96%


* AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

[CHART]

                          BBH PACIFIC BASIN EQUITY FUND


                       TOTAL RETURN (% PER CALENDAR YEAR)


1993         74.90
1994        -21.50
1995          3.49
1996         -0.71
1997        -20.13
1998          4.91
1999        120.16
2000        -33.13
2001        -30.76
2002        -12.18


HIGHEST AND LOWEST RETURN (QUARTERLY 1993-2002)


                        RETURN     QUARTER ENDING
                        ------     --------------
Highest                36.69%            12/31/93

Lowest                (22.47)%            9/30/01



AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2002)



                                               1 YEAR     5 YEARS     10 YEARS
                                               ------     -------     --------
Return Before Taxes                          (12.18)%     (1.12)%        0.63%

Return After Taxes on Distributions*         (12.18)%     (1.71)%       (0.88)%

Return After Taxes on Distributions
  and Sale of Fund Shares*                    (7.48)%     (0.98)%        0.06%

MSCI-Pacific (reflects no deduction
  for fees, expenses or taxes)                (9.31)%     (4.11)%       (1.39)%


* AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS OR INDIVIDUAL RETIREMENT ACCOUNTS.

                          BBH INTERNATIONAL EQUITY FUND




[CHART]


              TOTAL RETURN FOR CLASS N SHARES (% PER CALENDAR YEAR)


1996           8.05
1997           1.05
1998          16.17
1999          44.60
2000         -13.72
2001         -24.96
2002         -17.51

HIGHEST AND LOWEST RETURN (QUARTERLY 1996-2002)


                        RETURN     QUARTER ENDING
                        ------     --------------
Highest                24.28%            12/31/99

Lowest                (13.77)%            9/30/98


AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2002)



                                                                     START OF
                                                                  PERFORMANCE
                                             1 YEAR    5 YEARS   (SINCE 4/1/95)*
                                             ------    -------   -------------
CLASS N SHARES

Return Return Before Taxes                 (17.51)%    (2.07)%           0.63%

Return After Taxes on Distributions**      (17.36)%    (2.33)%           0.42%

Return After Taxes on Distributions
   and Sale of Fund Shares**               (10.60)%    (1.56)%           0.56%

CLASS I SHARES

Return Before Taxes                        (16.99)%    (1.73)%           0.94%

Return After Taxes on Distributions**      (16.84)%    (1.69)%           0.96%

Return After Taxes on Distributions
  And Sale of Fund Shares**                (10.28)%    (1.34)%           0.78%

MSCI-EAFE (reflects no deduction
  for fees, expenses or taxes)             (15.94)%    (2.89)%           0.23%



* PRIOR TO 10/29/02, THE FUND ACHIEVED ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS ASSETS IN THE BBH INTERNATIONAL EQUITY PORTFOLIO. HISTORICAL TOTAL RETURN INFORMATION FOR ANY PERIOD OR PORTION THEREOF PRIOR TO THE FUND'S COMMENCEMENT OF OPERATIONS (6/6/97 FOR CLASS N SHARES AND 10/28/02 FOR CLASS I SHARES) WILL BE THAT OF THE PORTFOLIO ADJUSTED TO ASSUME THAT ALL CHARGES, EXPENSES AND FEES WHICH ARE PRESENTLY IN EFFECT FOR EACH CLASS WERE DEDUCTED DURING SUCH PERIODS, AS PERMITTED BY APPLICABLE SEC STAFF INTERPRETATIONS.

** AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUNDS

The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Funds.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM AN INVESTOR'S ACCOUNT)


                                EUROPEAN       PACIFIC BASIN
                                EQUITY FUND    EQUITY FUND       INTERNATIONAL EQUITY FUND
                                -----------    -------------     -------------------------
                                                                   CLASS N       CLASS I
                                                                   -------       -------
Maximum Sales Charge (Load)

Imposed on Purchases                   None             None          None          None

Maximum Deferred Sales
Charge (Load)                          None             None          None          None

Maximum Sales Charge (Load)

Imposed on Reinvested Dividends        None             None          None          None

Redemption Fee (as a percentage
of total redemption proceeds)(1)       2.00%            2.00%         2.00%         2.00%

Exchange Fee                           None             None          None          None



(1) THE REDEMPTION FEE APPLIES TO ANY SHARES REDEEMED WITHIN 30 DAYS AFTER PURCHASE. SEE THE SECTION ENTITLED "REDEMPTION FEE" FOR MORE INFORMATION ON WHEN AND HOW THIS FEE IS APPLIED.

ANNUAL FUND OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE NET ASSETS)


                              EUROPEAN       PACIFIC BASIN
                              EQUITY FUND    EQUITY FUND        INTERNATIONAL EQUITY FUND
                              -----------    -------------      -------------------------
                                                                   CLASS N        CLASS I
                                                                   -------        -------
Management Fees                      0.65%            0.65%           0.65%          0.65%

Distribution (12b-1) Fees            None             None            None           None

Total Other Expenses                 0.69             1.04            0.70           0.36
                                    -----            -----           -----          -----
   Administration Fee         0.10%            0.10%           0.10%          0.10%

   Shareholder Servicing/
   Eligible Institution Fee   0.25             0.25            0.25            N/A

   Other Expenses             0.34             0.69            0.35           0.26
                              -----            -----           -----          -----
Total Annual Fund Operating
   Expenses                          1.34%            1.69%           1.35%          1.01%
                                    =====            =====           =====          =====



EXAMPLE


This example is intended to help an investor compare the cost of investing in a Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in a Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the operating expenses of a Fund remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:


               EUROPEAN          PACIFIC BASIN
               EQUITY FUND       EQUITY FUND        INTERNATIONAL EQUITY FUND
               -----------       -------------      -------------------------
                                                         CLASS N      CLASS I
                                                         -------      -------
1 year             $   136             $   172           $   137     $    103

3 years            $   425             $   533           $   428     $    322

5 years            $   734             $   918           $   739     $    558

10 years           $ 1,613             $ 1,998           $ 1,624     $  1,236

INVESTMENT ADVISER


The Investment Adviser to each Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 140 Broadway, New York, NY 10005.

The Investment Adviser provides investment advice and portfolio management services to each Fund. Subject to the general supervision of the Directors of BBH Fund, Inc. (the Corporation), the Investment Adviser makes the day-to-day investment decisions for each Fund, places the purchase and sale orders for the portfolio transactions of each Fund, and generally manages each Fund's investments. The Investment Adviser also analyzes and monitors economic trends, monetary policy and bond credit ratings on a continuous basis. The holdings of the Fund are regularly reviewed in an effort to enhance returns. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2002, it managed total assets of approximately $34 billion.

A team of individuals manages each Fund on a day-to-day basis. This team includes Mr. Jeffrey A. Schoenfeld, Mr. G. Scott Clemons, Mr. Mohammad Rostom and Ms. Camille M. Kelleher. Mr. Schoenfeld holds a B.A. from the University of California, Berkeley and a M.B.A. from the Wharton School of the University of Pennsylvania. He joined Brown Brothers Harriman in 1984. Mr. Clemons holds a A.B. from Princeton University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1990.

Mr. Rostom holds a B.S. from Rochester Institute of Technology and a M.A. from Temple University. He joined Brown Brothers Harriman in 1997. Ms. Kelleher holds a B.A. from Barnard College and a M.B.A. from Columbia University. She joined Brown Brothers Harriman in 1984.

For their fiscal year ended October 31, 2002, BBH European Equity Fund, BBH Pacific Basin Equity Fund and BBH International Equity Fund each paid the Investment Adviser a fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of each Fund. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).


SHAREHOLDER INFORMATION

NET ASSET VALUE


The Corporation normally determines each Fund's net asset value (NAV) per share once daily at 4:00 p.m., Eastern time on each day the New York Stock Exchange
(NYSE) is open for regular trading. The determination of each Fund's NAV is made by subtracting from the value of the total assets of each Fund the amount of its liabilities #and dividing the difference by the number of shares of each Fund outstanding at the time the determination is made.

The Corporation values the assets in each Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Director's of the Corporation. If events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time each Fund's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by the Director's of the Corporation.

The NAV of each Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.


DESCRIPTION OF SHARE CLASSES


The BBH International Equity Fund offers Class N shares and Class I shares through this prospectus. The BBH European Equity Fund and the BBH Pacific Basin Equity Fund offer one class of shares. Class N shares and Class I shares of the BBH International Equity Fund have different operating expenses. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund. Class N shares and Class I shares of the BBH International Equity Fund, and shares of the BBH European Equity Fund and the BBH Pacific Basin Equity Fund, may be purchased at NAV without a sales charge.


PURCHASE OF SHARES


The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Corporation then executes purchases of Fund shares at the NAV per share next determined after the Corporation receives the purchase order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.


An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.


An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Forum Shareholder Services, LLC, the Funds' Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares.


INVESTMENT MINIMUMS* The minimum initial purchase amount for the BBH European Equity Fund and the BBH Pacific Basin Equity Fund is $100,000 and the #minimum subsequent purchase amount is $25,000. Minimum initial and subsequent purchase amounts for the BBH International Equity Fund vary depending on the class of shares you buy.

INTERNATIONAL EQUITY FUND


                                                           CLASS N       CLASS I
--------------------------------------------------------------------------------
Initial purchases                                        $ 100,000   $ 5,000,000

Subsequent purchases                                     $  25,000   $    25,000



* BROWN BROTHERS HARRIMAN, THE FUNDS' SHAREHOLDER SERVICING AGENT, MAY CHANGE THESE INVESTMENT MINIMUMS FROM TIME TO TIME. EACH ELIGIBLE INSTITUTION AND EACH FINANCIAL INTERMEDIARY MAY ESTABLISH AND AMEND FROM TIME TO TIME A MINIMUM INITIAL AND A MINIMUM SUBSEQUENT PURCHASE REQUIREMENTS FOR ITS CUSTOMERS WHICH CURRENTLY IS AS LOW AS $1,000.


REDEMPTION OF SHARES


The Corporation executes redemption requests at the NAV calculated after the Corporation receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.


Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.


Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.

REDEMPTIONS BY THE CORPORATION


The Shareholder Servicing Agent has established a minimum account size of $100,000 for the BBH European Equity Fund and the BBH Pacific Basin Equity Fund, $100,000 for Class N shares of the BBH International Equity Fund and $5,000,000 for Class I shares of the BBH International Equity Fund, any or all of which may be changed from time to time. If the value of a shareholder's holdings in a Fund or class thereof falls below that amount because of a redemption of shares, the Corporation reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.


FURTHER REDEMPTION INFORMATION

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Corporation has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Corporation makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Corporation does not expect to make in-kind distributions, but if it does, the Corporation will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Corporation's net assets, whichever is less.


The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.


REDEMPTION FEE


Shares that are redeemed within 30 days of purchase will be subject to a redemption fee of 2.00% of the total redemption proceeds. The redemption fee is payable to the affected Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from "market timers" and others who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first. The redemption fee will not apply to shares purchased by fee-paying clients of Brown Brothers Harriman. The redemption fee will also not apply to shares purchased by direct clients of any Eligible Institution or of a Financial Intermediary who receive recommendations as to the purchase of specific mutual funds from that Eligible Institution or Financial Intermediary. However, the Corporation reserves the right to impose or change redemption fees on its shares at any time if warranted by the Funds' future costs of processing redemptions.


DIVIDENDS AND DISTRIBUTIONS

The Corporation declares and pays to shareholders substantially all of each Fund's net income and realized net short-term capital gains at least annually as a dividend, and substantially all of each Fund's realized net long-term capital gains annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on a Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date. Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES


Dividends are taxable to shareholders of a Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time a Fund holds its assets. Capital gains distributions are #taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

The treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.


FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help an investor understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

                                                                     EUROPEAN EQUITY FUND
                                     ------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDED OCTOBER 31,
                                     ------------------------------------------------------------------------------------
                                         2002              2001              2000               1999             1998
                                     ------------      ------------      ------------       ------------     ------------
Net asset value, beginning of year   $      27.62      $      37.59      $      37.92       $      39.05     $      38.02
Income from investment operations:
  Net investment income                      0.13              0.11              0.03               0.09(1)          0.42
  Net realized and unrealized
    gain (loss)                             (3.52)            (9.68)             3.20               4.15             6.06
Less dividends and distributions:
  From net investment income                (0.03)            (0.05)                -              (0.65)           (0.31)
  In excess of net investment
    income                                      -                 -                 -              (0.01)               -
  From net realized gains                       -             (0.35)            (3.14)             (4.71)           (5.14)
  In excess of net realized gains               -                 -             (0.42)                 -                -
                                     ------------      ------------      ------------       ------------     ------------
Net asset value, end of year         $      24.20      $      27.62      $      37.59       $      37.92     $      39.05
                                     ============      ============      ============       ============     ============
Total return                               (12.31)            25.74%             8.26%             11.87%           19.34%
Ratios/Supplemental data:
  Net assets, end of year
    (000's omitted)                  $     56,937      $     82,873      $    148,789       $    143,315     $    155,557
  Expenses as a percentage of
    average net assets:
    Expenses paid by Fund                    1.34%(2)          1.24%(2)          1.22%(2)           1.33%            1.18%
    Expenses paid by commissions                -                 -                 -                  -             0.01%(3)
    Expense offset arrangement                  -              0.05%(2)          0.04%(2)              -             0.02%
                                     ------------      ------------      ------------       ------------     ------------
    Total expenses                           1.34%             1.29%             1.26%              1.33%            1.21%
  Ratio of net investment income
    to average net assets                    0.42%             0.29%             0.08%              0.24%            0.60%
  Portfolio turnover rate                      34%(4)            16%(4)            42%(4)             37%              56%


----------

(1) CALCULATED USING AVERAGE SHARES OUTSTANDING FOR THE YEAR.

(2) INCLUDES THE FUND'S SHARE OF EXPENSES PAID BY THE PORTFOLIO NET OF EXPENSE OFFSET ARRANGEMENT.

(3) A PORTION OF THE FUND'S SECURITIES TRANSACTIONS ARE DIRECTED TO CERTAIN UNAFFILIATED BROKERS WHICH IN TURN USE A PORTION OF THE COMMISSIONS THEY RECEIVE FROM THE FUND TO PAY OTHER UNAFFILLIATED SERVICE PROVIDERS ON BEHALF OF THE FUND FOR SERVICES PROVIDED, FOR WHICH THE FUND WOULD OTHERWISE BE OBLIGATED TO PAY.

(4) PORTFOLIO TURNOVER RATE IS THAT OF THE PORTFOLIO IN WHICH THE FUND INVESTED THROUGH 10/15/02. PORTFOLIO TURNOVER RATE IS A WEIGHTED AVERAGE OF THE FUND'S PORTFOLIO TURNOVER AND THAT OF THE PORTFOLIO IN WHICH THE FUND INVESTED THROUGH 10/31/02.

                                                                BBH PACIFIC BASIN EQUITY FUND
                                     ------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDED OCTOBER 31,
                                     ------------------------------------------------------------------------------------
                                         2002              2001              2000               1999            1998
                                     ------------      ------------      ------------       ------------     ------------
Net asset value, beginning of year   $      21.76      $      35.47      $      38.77       $      20.31     $      24.52
Income from investment operations:
  Net investment loss                       (0.12)(1)         (0.23)(1)         (0.31)(1)          (0.17)(1)        (0.20)
  Net realized and unrealized gain
    (loss) allocated from Portfolio         (3.06)           (12.55)            (0.89)             18.63            (2.39)
Less dividends and distributions:
  From net investment income                    -                 -                 -                  -            (0.52)
  In excess of net investment income            -             (0.93)            (2.10)                 -            (1.10)
                                     ------------      ------------      ------------       ------------     ------------
Net asset value, end of year         $      18.58      $      21.76      $      35.47       $      38.77     $      20.31
                                     ============      ============      ============       ============     ============
Total return                               (14.61)%          (36.88)%           (3.81)%            90.89%          (10.78)%
Ratios/Supplemental data:
  Net assets, end of year
    (000's omitted)                  $     33,662      $     40,974      $     89,111       $     80,411     $     32,630
  Expenses as a percentage of
    average net assets:
    Expenses paid by Fund                    1.67%(2)          1.56%(2)          1.47%(2)           1.39%            1.44%
    Expense offset arrangement               0.02%             0.06%             0.01%              0.00%            0.18%
                                     ------------      ------------      ------------       ------------     ------------
    Total expenses                           1.69%             1.62%             1.48%              1.39%            1.62%
  Ratio of net investment loss to
    average net assets                      (0.54)%           (0.79)%           (0.70)%            (0.58)%          (0.73)%
  Portfolio turnover rate                      38%(3)            40%(3)            76%(3)             97%              91%


----------

(1) CALCULATED USING AVERAGE SHARES OUTSTANDING FOR THE YEAR.

(2) INCLUDES THE FUND'S SHARE OF EXPENSES PAID BY THE PORTFOLIO NET OF EXPENSE OFFSET ARRANGEMENT.

(3) PORTFOLIO TURNOVER RATE IS THAT OF THE PORTFOLIO IN WHICH THE FUND INVESTS.

                                                                 BBH INTERNATIONAL EQUITY FUND
                                                                        CLASS N SHARES
                                     ----------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDED OCTOBER 31,
                                     ----------------------------------------------------------------------------------
                                         2002               2001              2000              1999           1998
                                     ------------        ----------        ----------       ----------     ------------
Net asset value, beginning of year   $       9.34        $    13.29        $    13.04       $    10.09     $       9.42
Income from investment operations:
   Net investment income (loss)              0.03(1)           0.13             (0.03)(1)        (0.02)            0.00(2)
   Net realized and unrealized
     gain (loss)                            (1.34)            (3.92)             0.93             3.00             0.75
Less dividends and distributions:
   From net investment income                   -             (0.08)                -                -                -
   In excess of net investment income           -                 -             (0.32)           (0.03)           (0.03)
   From net realized gains                      -             (0.08)            (0.33)               -            (0.05)
                                     ------------        ----------        ----------       ----------     ------------
Net asset value, end of year         $       8.03        $     9.34        $    13.29       $    13.04     $      10.09
                                     ============        ==========        ==========       ==========     ============
Total return                               (14.03)%          (28.94)%            6.71%           29.57%            8.06%
Ratios/Supplemental data:
   Net assets, end of year
     (000's omitted)                 $     97,868        $  113,353        $  115,739       $   59,961     $     27,475
   Ratio of expenses to average
     net assets                              1.35%(3)          1.24%(3)          1.37%            1.50%            1.50%
   Ratio of net investment income
     (loss) to average net assets            0.34%             0.18%            (0.24)%          (0.25)%          (0.15)%
   Portfolio turnover rate(4)                  36%               21%               37%              86%              89%


----------

(1) CALCULATED USING AVERAGE SHARES OUTSTANDING FOR THE YEAR.

(2) LESS THAN $0.01.

(3) INCLUDES THE FUND'S SHARE OF EXPENSES PAID BY THE PORTFOLIO AND EXCLUDES THE IMPACT OF THE PORTFOLIO'S EXPENSE OFFSET ARRANGEMENT. INCLUDING THE FUND'S SHARE OF THE EXPENSE OFFSET ARRANGEEMENT REDUCES THE FUND'S RATIO TO AVERAGE NET ASSETS TO 1.34% AND 1.15% FOR THE YEARS ENDED OCTOBER 31, 2002 AND OCTOBER 31, 2001, RESPECTIVELY.

(4) PORTFOLIO TURNOVER RATE IS THAT OF THE PORTFOLIO IN WHICH THE FUND INVESTED THROUGH OCTOBER 30, 2002.

                                                                    BBH INTERNATIONAL EQUITY FUND
                                                                    -----------------------------
                                                                          CLASS I SHARES
                                                                        FOR THE PERIOD FROM
                                                                         OCTOBER 28, 2002
                                                                         (COMMENCEMENT OF
                                                                        OPERATIONS) THROUGH
                                                                         OCTOBER 31, 2002
                                                                        -------------------
Net asset value, beginning of period                                       $      7.95
Income from investment operations:
   Net investment income allocated from Portfolio                                 0.00(1)
   Net realized and unrealized gain allocated from Portfolio                      0.08
                                                                           -----------
Net asset value, end of period                                             $      8.03
                                                                           ===========
   Total Return                                                                   1.01%
Ratios/Supplemental data:
   Net assets, end of period (000's omitted)                               $    15,722
   Ratio of expenses to average net assets(2)                                     1.01%
   Ratio of net investment income (loss) to average net assets(2)                 1.77%
   Portfolio turnover rate                                                          36%(2)


----------

(1) LESS THAN $0.01.

(2) ANNUALIZED.

MORE INFORMATION ON THE FUNDS IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORT
Describes the Funds' performance, lists portfolio holdings and contains a letter from the Funds' Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected each Fund's performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about each fund and its policies and information on each Fund's non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:
By telephone:                       Call 1-800-625-5759

By mail write to the Funds' Shareholder Servicing Agent:
                                    Brown Brothers Harriman
                                    140 Broadway
                                    New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents can be viewed online or downloaded from:
                                    Brown Brothers Harriman
                                    http://www.bbhfunds.com
                                    SEC
                                    http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-06139.

[BROWN BROTHERS HARRIMAN LOGO]







                         STATEMENT OF ADDITIONAL INFORMATION

                            BBH INTERNATIONAL EQUITY FUND
                                   Class N Shares
                                   Class I Shares

                    40 Water Street, Boston, Massachusetts 02109

                                  February 28, 2003



     BBH International Equity Fund (the "Fund") is a separate series of BBH Fund, Inc. (the "Corporation"), and a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently offers two classes of shares designated as Class N and Class I, respectively. The Corporation is a Maryland corporation organized on July 16, 1990. The Fund is designed to enable investors to participate in the opportunities available in equity markets outside the United States and Canada. The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that the investment objective of the Fund will be achieved.

      The Annual Report of the Fund dated October 31, 2002 has been filed with the Securities and Exchange Commission ("SEC") pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

     Brown Brothers Harriman ("Brown Brothers Harriman") is the investment adviser (the "Investment Adviser") to the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses for the Fund dated February 28, 2003, a copy of which may be obtained from the Corporation at the address noted above.


Table of Contents

                                                                        Page

Investments                                                             3
      Investment Objective and Policies                                 3
      Investment Restrictions                                           9
Management                                                              12
      Board of Directors                                                17
      Code of Ethics                                                    19
      Investment Adviser                                                20
      Administrators                                                    22
      Distributor                                                       23
      Shareholder Servicing Agent                                       23
      Financial Intermediaries                                          24
      Eligible Institutions                                             24
      Expense Payment Agreement                                         25
      Custodian, Transfer and Dividend Disbursing Agent                 25
      Independent Auditors                                              25
Net Asset Value                                                         25
Computation of Performance                                              27
Purchases and Redemptions                                               28
Federal Taxes                                                           29
Description of Shares                                                   32
Portfolio Brokerage Transactions                                        34
Additional Information                                                  35
Financial Statements                                                    36


                                     INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

                                 Equity Investments

     Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                                   Domestic Investments

      The assets of the Fund are not invested in domestic securities (other than short-term instruments), except temporarily when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.

                                 Hedging Strategies

     Options on Stock. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stocks may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made at any time prior to the expiration of the option which involves selling the option previously purchased.

     Covered call options may also be sold (written) on stocks, although in each case the current intention is not to do so. A call option is "covered" if the writer owns the underlying security.

     Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange), the New York Stock Exchange Composite Index (New York Stock Exchange), The Financial Times-Stock Exchange 100 (London Traded Options Market), the Nikkei 225 Stock Average (Osaka Securities Exchange) and Tokyo Stock Price Index (Tokyo Stock Exchange).

     Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price ("strike price"), an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier". Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received is equal to such difference between the closing price of the index and the strike price of the option expressed in U.S. dollars or a foreign currency, as the case may be, times a specified multiple.

     The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

     The Corporation may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that liquidity in the options markets may make it difficult from time to time for the Corporation to close out its written options positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Corporation's portfolio strategies.

     Options on Currencies. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on currencies may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A call option on a currency gives the purchaser of the option the right to buy the underlying currency at a fixed price, either at any time during the option period (American style) or on the expiration date (European style). Similarly, a put option gives the purchaser of the option the right to sell the underlying currency at a fixed price, either at any time during the option period or on the expiration date. To liquidate a put or call option position, a "closing sale transaction" may be made for the Fund at any time prior to the expiration of the option, such a transaction involves selling the option previously purchased. Options on currencies are traded both on recognized exchanges (such as the Philadelphia Options Exchange) and over-the-counter.

     The value of a currency option purchased depends upon future changes in the value of that currency before the expiration of the option. Accordingly, the successful use of options on currencies is subject to the Investment Adviser's ability to predict future changes in the value of currencies over the short term. Brokerage costs are incurred in the purchase of currency options and an incorrect assessment of future changes in the value of currencies may result in a poorer overall performance than if such a currency had not been purchased.

     Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes may be entered into for the Fund. In order to assure that the Fund is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enter into transactions in Futures Contracts and options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of a Fund's assets.

     Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for a Fund or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

     In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of a Fund's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

     The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

     When the Fund enters into a Futures Contract, it is initially required to deposit, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade short-term obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and a Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

     Currently, investments in Futures Contracts on non-U.S. stock indexes by U.S. investors, such as the Fund, can be purchased on such non-U.S. stock indexes as the Osaka Stock Exchange (OSE), Tokyo Stock Exchange (TSE), Hong Kong Futures Exchange (HKFE), Singapore International Monetary Exchange (SIMEX), London International Financial Futures and Options Exchange (LIFFE), Marche Terme International de France (MATIF), Sydney Futures Exchange Ltd. (SFE), Meff Sociedad Rectora de Productos Financieros Derivados de Renta Variable, S.A. (MEFF RENTA VARIABLE), Deutsche Terminborse (DTB), Italian Stock Exchange (ISE), Financiele Termijnmarkt Amsterdam (FTA), and London Securities and Derivatives Exchange, Ltd. (OMLX).

     Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

     Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which a Fund seeks a hedge.

                             Foreign Exchange Contracts

     Foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. Although foreign exchange rates are volatile, foreign exchange markets are generally liquid with the equivalent of approximately $500 billion traded worldwide on a typical day.

     While the Fund may enter into foreign currency exchange transactions to reduce the risk of loss due to a decline in the value of the hedged currency, these transactions also tend to limit the potential for gain. Forward foreign exchange contracts do not eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly unlikely.

     The Investment Adviser on behalf of the Fund may enter into forward foreign exchange contracts in order to protect the dollar value of all investments in securities denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.

                            Loans of Portfolio Securities

     Loans of portfolio securities up to 30% of the total value of the Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Fund's income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities are not loaned to Brown Brothers Harriman or to any affiliate of the Corporation.

                               Short-Term Investments

     Although it is intended that the assets of the Fund stay invested in the securities described above and in the Prospectus to the extent practical in light of the Fund's investment objective and long-term investment perspective, the Fund's assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Fund experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable equity securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"), or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Fund's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets of the Fund may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for the Fund in demand deposit accounts with the Fund's custodian bank.


                                Government Securities

     The assets of the Fund may be invested in securities issued by the U.S. Government or sovereign foreign governments, their agencies or instrumentalities. These securities include notes and bonds, zero coupon bonds and stripped principal and interest securities.

                                Restricted Securities

     Securities that have legal or contractual restrictions on their resale may be acquired for the Fund. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities reflects any limitation on their liquidity.

                     When-Issued and Delayed Delivery Securities

     Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining that Fund's net asset value (NAV). The Fund maintains with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

                            Investment Company Securities

     Subject to applicable statutory and regulatory limitations, the assets of the Fund may be invested in shares of other investment companies. Under the 1940 Act, the assets of the Fund may be invested in shares of other investment companies in connection with a merger, consolidation, acquisition or reorganization or if immediately after such investment (i) 10% or less of the market value of the Fund's total assets would be so invested, (ii) 5% or less of the market value of the Fund's total assets would be invested in the shares of any one such company, and (iii) 3% or less of the total outstanding voting stock of any other investment company would be owned by the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.


                                Repurchase Agreements

     Repurchase agreements may be entered into for the Fund only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one week from the effective date of the repurchase agreement. The Fund always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested by the Fund in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book entry transfer to the account of State Street Bank and Trust Company (the "Custodian"). If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral of the Fund may be delayed or limited in certain circumstances.

INVESTMENT RESTRICTIONS

      The Fund operates under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund (see "Additional Information").

     Except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Corporation, with respect to the Fund, may not:

     (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

     (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (3) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of futures and options, other than the writing of put options;

     (4) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended in selling a portfolio security;

     (5) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (6) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     (6) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

     (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

     (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

     (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

     (10) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     Non-Fundamental Restrictions. The Fund may not as a matter of operating policy (except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities;
(ii) invest less than 80% of the value of the Fund's assets (defined as net assets plus any borrowings for investment purposes) in equity securities of companies based in countries in which it invests. For these purposes, equity securities are defined as common stock, securities convertible into common stock, rights and warrants, and include securities purchased directly and in the form of American Depository Receipts, Global Depository Receipts or other similar securities representing common stock of foreign-based companies; (iii) invest more than 10% of the Fund's assets in less developed markets; or (iv) invest more than 5% of the Fund's assets in any one less developed market These policies are not fundamental and may be changed without shareholder or investor approval.

     Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.



                                     MANAGEMENT

     Information pertaining to the Directors and executive officers of the Corporation is set forth below. All of the Directors are not "interested persons" of the Corporation as defined by the 1940 Act.



------------------------------------------------------------------------------------------
Name, Birth Date  Position(s)  Term of     Principal            Number of   Other
and Address       Held with    Office#     Occupation(s)        Funds in    Director-ships
                  Corporation  and Length  During Past 5 Years  Fund        Held by
                               of Time                          Complex     Director
                               Served                           Overseen
                                                                by
                                                                Director^
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Joseph V.         Chairman of  Since 1990  Managing Director,   12          None
Shields Jr.*      the Board                Chairman and Chief
Birth Date:       and Director             Executive Officer
March 17, 1938                             of Shields &
Shields &                                  Company (registered
Company, 140                               broker-dealer and
Broadway, New                              member of New York
York, NY 10005                             Stock Exchange);
                                           Chairman of Capital
                                           Management
                                           Associates, Inc.
                                           (registered
                                           investment
                                           adviser); Vice
                                           Chairman and
                                           Trustee of New York
                                           Racing Association;
                                           Director of Flowers
                                           Industries, Inc.
                                           (diversified food
                                           company).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Eugene P. Beard   Director     Since 1993  Vice Chairman -      12          Director of
Birth Date:                                Finance/Operations               Old Westbury
March 17, 1935                             and CFO (May 1995 -              Funds (5
The Interpublic                            February 2000) and               Funds)
Group of                                   Special Advisor
Companies, Inc.,                           (March 2000 -
372 Danbury                                Present), The
Road, 2nd Floor,                           Interpublic Group
Wilton, CT                                 of Companies, Inc.
06897-2530
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Richard           Director     Since 1999  Retired; Director    12          None
Carpenter                                  of Investments,
Birth Date:                                Pennsylvania Public
March 17, 1933                             School Employees'
10820 North La                             Retirement System
Quinta Drive,                              (until December
Tucson, AZ 85737                           1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
David P. Feldman  Director     Since 1990  Retired; Chairman    12          Director of
Birth Date:                                and CEO of AT&T                  Dreyfus
November 16,                               Investment                       Mutual Funds
1939                                       Management                       (59 Funds)
3 Tall Oaks                                Corporation (until
Drive, Warren,                             May 1997); Director
NJ 07059                                   of Jeffrey Co.
                                           (1992 to present);
                                           Director of QMED
                                           (1999 to present).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
J. Angus Ivory    Director     Since 1999  Retired; Director    12          None
Birth Date: July                           of Brown Brothers
31, 1932                                   Harriman Ltd.
Greenway Farm,                             (subsidiary of
Tockenham,                                 Brown Brothers
Swindon,                                   Harriman & Co.)
Wiltshire, SN4                             (until December
7PP England                                2001); Advisor, RAF
                                           Central Fund (1992
                                           to present).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Alan G. Lowy      Director     Since 1993  Private Investor.    12          None
Birth Date:
April 17, 1939
4111 Clear
Valley Drive,
Encino, CA 91436
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Arthur D.         Director     Since 1992  Retired; Executive   12          None
Miltenberger                               Vice President and
Birth Date:                                Chief Financial
November 8, 1938                           Officer of Richard
195 Darlington                             K. Mellon and Sons
Rector Road,                               (private
Laughlinton, PA                            foundation  until
15658                                      June 1998); Vice
                                           President and
                                           Treasurer of
                                           Richard King Mellon
                                           Foundation (until
                                           June 1998);
                                           Trustee, R.K.
                                           Mellon Family
                                           Trusts (since
                                           1981); General
                                           Partner, Mellon
                                           Family Investment
                                           Company IV, V and
                                           VI; Director of
                                           Aerostructures
                                           Corporation
                                           (aircraft
                                           manufacturer)
                                           (since 1996).
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Charles Izard     President    Since 2003  President of BBH     N/A         N/A
Birth Date:                                Common Settlement
May 2, 1959                                Fund, Inc., BBH
227 West Trade                             Common Settlement
Street,                                    Fund II, Inc., BBH
Charlotte, NC                              Fund, Inc. and the
28202-1675                                 BBH U.S. Money
                                           Market Portfolio
                                           (since August
                                           2003); Partner
                                           (since January
                                           2001) and Managing
                                           Director (since
                                           October 1996) of
                                           Brown Brothers
                                           Harriman & Co.
                                           ("BBH & Co.")
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Michael D.        Vice         Since 2002  Vice President,      N/A         N/A
Martins           President,               Treasurer,
Birth Date:       Treasurer,               Principal
November 5, 1965  Principal                Accounting Officer,
140 Broadway,     Accounting               Principal Financial
New York, NY      Officer and              Officer and
10005             Principal                Principal Financial
                  Financial                Officer of BBH
                  Officer                  Common Settlement
                                           Fund, Inc., BBH
                                           Common Settlement
                                           Fund II, Inc., BBH
                                           Fund, Inc. and the
                                           BBH U.S. Money
                                           Market Portfolio;
                                           Vice President
                                           (since April 2002)
                                           and Assistant Vice
                                           President (since
                                           December 1996) of
                                           BBH & Co.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Gail C. Jones     Secretary    Since 2002  Secretary of BBH     N/A         N/A
Birth Date:                                Common Settlement
October 26, 1953                           Fund, Inc., BBH
1001 Liberty                               Common Settlement
Avenue,                                    Fund II, Inc., BBH
Pittsburgh, PA                             Fund, Inc. and the
15222-3779                                 BBH U.S. Money
                                           Market Portfolio
                                           (since August
                                           2002); Counsel,
                                           ReedSmith, LLP
                                           (since October
                                           2002); Corporate
                                           Counsel January
                                           1997 to September
                                           2002 and Vice
                                           President January
                                           1999 to September
                                           2002 of Federated
                                           Services Company.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Peter J. Germain  Vice         Since 2002  Vice President of    N/A         N/A
Birth Date:       President                BBH Common
September 3, 1959                          Settlement Fund,
1001 Liberty                               Inc., BBH Common
Avenue,                                    Settlement Fund II,
Pittsburgh, PA                             Inc., BBH Fund,
15222-3779                                 Inc. and the BBH
                                           U.S. Money Market
                                           Portfolio (since
                                           August 2002);
                                           Senior Vice
                                           President,
                                           Federated Services
                                           Company (since
                                           November 1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Judith J. Mackin  Vice         Since 2002  Vice President of    N/A         N/A
Birth Date: May   President                BBH Common
30, 1960                                   Settlement Fund,
1001 Liberty                               Inc., BBH Common
Avenue,                                    Settlement Fund II,
Pittsburgh, PA                             Inc., BBH Fund,
15222-3779                                 Inc. and the BBH
                                           U.S. Money Market
                                           Portfolio (since
                                           August 2002); Vice
                                           President of
                                           Federated Services
                                           Company (since
                                           November 1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Victor Siclari    Assistant    Since 2002  Assistant Secretary  N/A         N/A
Birth Date:       Secretary                of BBH Common
November 17, 1961                          Settlement Fund,
1001 Liberty                               Inc., BBH Common
Avenue,                                    Settlement Fund II,
Pittsburgh, PA                             Inc., BBH Fund,
15222-3779                                 Inc. and the BBH
                                           U.S. Money Market
                                           Portfolio (since
                                           August 2002);
                                           Partner, ReedSmith,
                                           LLP (since October
                                           2002); Vice
                                           President (March
                                           1996 to September
                                           2002) and Senior
                                           Corporate Counsel
                                           (July 1998 to
                                           September 2002) of
                                           Federated
                                           Investors, Inc.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Nancy D. Osborn   Assistant    Since 2002  Assistant Secretary  N/A         N/A
Birth Date: May   Secretary                of BBH Common
4, 1966                                    Settlement Fund,
140 Broadway,                              Inc., BBH Common
New York, NY                               Settlement Fund II,
10005                                      Inc., BBH Fund,
                                           Inc. and the BBH
                                           U.S. Money Market
                                           Portfolio (since
                                           August 2002);
                                           Associate, BBH &
                                           Co. (since April
                                           1996).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
John C. Smith     Assistant    Since 2002  Assistant Treasurer  N/A         N/A
Birth Date:       Treasurer                of BBH Common
August 2, 1965                             Settlement Fund,
50 Milk Street,                            Inc., BBH Common
Boston, MA 02109                           Settlement Fund II,
                                           Inc., BBH Fund,
                                           Inc. and the BBH
                                           U.S. Money Market
                                           Portfolio (since
                                           August 2002);
                                           Assistant Vice
                                           President (since
                                           September 2001),
                                           Associate
                                           (September
                                           2000-August 2001)
                                           and Senior Analyst
                                           (June 1999 - August
                                           2000) of BBH & Co.;
                                           Manager, Fund
                                           Administration,
                                           State Street Bank
                                           and Trust Company
                                           (June 1997 - May
                                           1999).
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Gregory         Assistant     Since 2002  Assistant Treasurer  N/A         N/A
Lomakin         Treasurer                 of BBH Common
Birth Date:                               Settlement Fund,
February 23,                              Inc., BBH Common
1965                                      Settlement Fund II,
50 Milk                                   Inc., BBH Fund,
Street,                                   Inc. and the BBH
Boston, MA                                U.S. Money Market
02109                                     Portfolio (since
                                          August 2002);
                                          Assistant Vice
                                          President (since
                                          September 2001),
                                          and Associate (May
                                          1992- September
                                          2001).
--------------------------------------------------------------------------------

# Each Director of the Corporation holds office until he or she attains the age of 70 (72, in the case of Directors who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Corporation's Articles of Incorporation. All officers of the Corporation hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Directors to remove any officer in accordance with the Corporation's By-laws).

^    The Fund  Complex  consists  of the  Corporation,  BBH  Trust,  BBH  Common
     Settlement Fund, Inc., BBH Common Settlement Fund II, Inc. and BBH U.S. Money Market Portfolio. The Corporation, which has seven series (including the Fund), and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table.

BOARD OF DIRECTORS

     The Corporation's Directors, in addition to supervising the actions of the Corporation's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Directors of the Corporation review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Directors are assisted in this process by independent legal counsel.

     The Directors (except Mr. Shields) serve on an Audit Committee that selects the independent public accounts for the Fund and review accounting policies and controls. The Audit Committee held four meetings during the last fiscal year.

     Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held four meetings during the last fiscal year.





                      Director Equity Ownership As Of 12/31/02

                                                     Aggregate Dollar Range of Equity
                                                     Securities in All Registered
                       Dollar Range                  Investment Companies Overseen
by
                       of Equity Securities          Director in Family
Name of Director       in Fund                       of Investment Companies

-------------------------------------------------------------------------------------

Eugene P. Beard        None                          None

David P. Feldman       None                          $10,001 - $50,000

Alan G. Lowy           None                          None

Arthur D. Miltenberger None                          Over $100,000

Richard L. Carpenter   None                          None

Clifford A. Clark      None                          $50,001 - $100,000

J. Angus Ivory         None                          None

     As of February 7, 2003, the Directors and officers of the Corporation as a group owned beneficially less than 1% of the outstanding shares of the Corporation and to the knowledge of the Corporation no person owned beneficially more than 5% of the outstanding shares of the Fund, except that BBH owned 10,885,985 shares (93.51)% of Class N.

     As of February 7, 2003, the partners of Brown Brothers Harriman, together with their immediate family members, owned 179,260 shares (1.54%) of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion with respect to an additional 7,181,406 shares (61.69%) of the Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.

COMPENSATION

     Each Director of the Corporation receives a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) and such base annual fee is allocated among all series of the Corporation, BBH Trust, BBH U.S. Money Market Portfolio, BBH Common Settlement Fund, Inc., and BBH Common Settlement Fund II, Inc. (in each case, based upon their respective net assets). Members of the Valuation Committee (Mssrs. Feldman, Carpenter and Shields) receive and additional $2,000 per year. In addition, each series of the Corporation, BBH Trust and BBH U.S. Money Market Portfolio that has commenced operations, pays an annual fee to each Director of $1,000.


                Director Compensation For Fiscal Year Ended 10/31/02

-----------------------------------------------------------------------------
 Name of Person,    Aggregate      Pension or     Estimated        Total
    Position       Compensation    Retirement       Annual     Compensation
                    from Fund       Benefits    Benefits upon    from Fund
                                   Accrued as     Retirement     Complex^
                                  Part of Fund                    paid to
                                    Expenses                     Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Joseph V.         $1,114         None           None           $42,250
Shields, Jr.,
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Eugene P. Beard,  $1,078         None           None           $35,250
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Richard L.        $1,088         None           None           $37,250
Carpenter,
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Clifford A.       $1,078         None           None           $35,250
Clark, Director*
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
David P.          $1,088         None           None           $37,250
Feldman, Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
J. Angus Ivory,   $1,078         None           None           $35,250
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Alan G. Lowy,     $1,078         None           None           $35,250
Director
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Arthur D.         $1,088         None           None           $37,250
Miltenberger,
Director
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
^ See corresponding note to "Directors" table, above.
* Retired, November 2002.

     Because of the services rendered to the Corporation by the Investment Adviser and the Administrators, the Corporation requires no employees other than its Officers, and the Officers receive no compensation from the Corporation or the Fund.

CODE OF ETHICS

     The Corporation, the Investment Adviser and the Distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Corporation, the Investment Adviser and the Distributor are on file with the SEC.


INVESTMENT ADVISER

     Under an Investment Advisory Agreement with the Corporation, subject to the general supervision of the Corporation's Directors and in conformance with the stated policies of the Fund, Brown Brothers Harriman provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund, and to manage, generally, the investments of the Fund.

     The Investment Advisory Agreement between Brown Brothers Harriman and the Corporation is dated December 15, 1993 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Directors on November 8, 2002. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Corporation. (See "Additional Information".)

     The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of the average daily net assets of the Fund. For the fiscal years ended October 31, 2002, 2001 and 2000, the Fund incurred $1,089,228, $1,184,502 and $837,536, respectively, for advisory fees.

     The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Corporation and Brown Brothers Harriman dated November 9, 2001, the Corporation may use "BBH" in its name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between a Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers
Harriman Termination of the agreement would require the Corporation to change its name and the name of the Fund to eliminate all references to BBH.

     As required by the 1940 Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve this contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the this contract, the Board considers many factors, among the most material of which are: the Fund's investment objective and long term performance; the Investment Adviser's management philosophy, personnel, and processes; the preferences and expectations of fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; and the range and quality of services provided to the Fund and its shareholders by the Brown Brothers Harriman organization in addition to investment advisory services.

     In assessing the Investment Adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Investment Adviser's industry standing and reputation and in the expectation that the Investment Adviser will have a continuing role in providing advisory services to the Fund.

     The Board also considers the compensation and benefits received by the Investment Adviser. This includes fees received for services provided to the Fund by other entities in the Brown Brothers Harriman organization and research services received by the Investment Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Investment Adviser's compensation: the nature and quality of the services provided by the Investment Adviser, including the performance of the Fund; the Investment Adviser's cost of providing the services; the extent to which the Investment Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Investment Adviser and its affiliates as a result of the Investment Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Investment Adviser's service and fee. The Fund's Board is aware of these factors and takes them into account in its review of the Fund's advisory contract.

     The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Brown Brothers Harriman on matters relating to the BBH Funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Fund and the Brown Brothers Harriman organization. The Investment Adviser provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Investment Adviser's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Investment Adviser and its affiliates; compliance and audit reports concerning the BBH Funds and the companies that service them; and relevant developments in the mutual fund industry and how the BBH Funds and/or Brown Brothers Harriman are responding to them.

     The Board also receives financial information about the Investment Adviser, including reports on the compensation and benefits Brown Brothers Harriman derives from its relationships with the BBH Funds. These reports cover not only the fees under the advisory contracts, but also fees received by Brown Brothers Harriman's subsidiaries for providing other services to the BBH Funds under separate contracts (e.g., for serving as the BBH Funds' administrator and custodian). The reports also discuss any indirect benefit Brown Brothers Harriman may derive from its receipt of research services from brokers who execute fund trades.

     The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every BBH Fund, nor does the Board consider any one of them to be determinative. Because the totality of circumstances includes considering the relationship of each BBH Fund, the Board does not approach consideration of every BBH Fund's advisory contract as if that were the only BBH Fund.

ADMINISTRATORS

     Brown Brothers Harriman Trust Company, LLC (the "Administrator") acts as Administrator for the Corporation. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman.

     In its capacity as Administrator, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman Trust Company, LLC (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Fund's Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to the Fund's shareholders and the SEC.

     The Administration Agreement between the Corporation and Brown Brothers Harriman Trust Company, LLC (dated November 1, 1993 and amended and restated January 1, 2001) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors most recently approved the Corporation's Administration Agreement on November 8, 2002. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the Corporation's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC and by Brown Brothers Harriman Trust Company, LLC on 90 days' written notice to the Corporation.

     The administrative fee payable to Brown Brothers Harriman Trust Company, LLC from the Fund is calculated daily and payable monthly at an annual rate equal to 0.125% of the Fund's average daily net assets. For the fiscal years ended October 31, 2002, 2001 and 2000 the Fund incurred $58,650, $151,588 and $128,889, respectively, for administrative services.

     Pursuant to separate Sub-administrative Services Agreements between Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and Brown Brothers Harriman & Co. (each, a "Sub-administrator"), the Sub-administrators perform such sub-administrative duties for the Fund as are from time to time agreed upon by Brown Brothers Harriman Trust Company, LLC and each Sub-administrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices of Brown Brothers Harriman & Co. are located at 140 Broadway, New York, New York 10005. The Sub-administrators' duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Fund, participating in the preparation of documents required for compliance by the Fund with applicable laws and regulations, preparing certain documents in connection with meetings of Directors and shareholders of the Fund, and other functions that would otherwise be performed by Brown Brothers Harriman Trust Company, LLC as set forth above. For performing such sub-administrative services, each Sub-administrator receives such compensation from Brown Brothers Harriman Trust Company, LLC as is from time to time agreed to between Brown Brothers Harriman Trust Company, LLC and each Sub-administrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman Trust Company, LLC by the Fund.

DISTRIBUTOR

     Effective September 16, 2002, Edgewood Services, Inc. ("Edgewood") serves as exclusive Distributor of the Fund's shares. Its offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Distributor's Agreement dated as of September 16, 2002 between the Trust and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Agreement was first approved by the Independent Directors of the Corporation on August 6, 2002. The agreement terminates automatically in the event of its assignment, and may be terminated (i) with respect to the Fund, at any time, without penalty, by the Board of Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than ninety (90) days' written notice to Edgewood, and (ii) by Edgewood on ninety (90) days' written notice to the Corporation.

SHAREHOLDER SERVICING AGENT

     The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for the Corporation with respect to the Fund's Class N shares, among other things: answers inquiries from shareholders of and prospective investors in Class N shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in Class N shares of the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by shareholders who did not hold their account with an eligible institution.

FINANCIAL INTERMEDIARIES

     From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Class N shares of the Fund through that Financial Intermediary, which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Class N shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of Class N shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Class N shares. Customer orders are priced at the NAV for Class N shares next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Class N shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

ELIGIBLE INSTITUTIONS

     The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

EXPENSE PAYMENT AGREEMENT

     Under an agreement dated May 1, 2002, the Administrator pays the Fund's expenses (see "Annual Fund Operating Expenses" in the Prospectus), other than fees paid to the Administrator under the Corporation's Administration Agreement and other than expenses relating to the organization of the Fund. In return, Brown Brothers Harriman Trust Company, LLC receives a fee from the Fund's Class N and Class I shares such that after such payment the aggregate expenses of the Fund do not exceed an agreed upon annual rate, currently 1.50% and 1.10% of the average daily net assets of Class N shares and Class I shares, respectively. Such fees are computed daily and paid monthly. The expense payment agreement will terminate on April 30, 2004. Prior to May 1, 2002, the Fund had a similar expense payment arrangement with 59 Wall Street Administrators, Inc. pursuant to an agreement dated February 20, 2001.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Brown Brothers Harriman ( the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is the Custodian for the Fund. As Custodian for the Fund, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Corporation, the Custodian maintains the accounting records for the Fund and each day computes the NAV per share of the Fund.

     Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Fund.

NET ASSET VALUE

     The NAV of each class of shares of the Fund is normally determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) The determination of NAV per share is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV per share is determined separately for each class of shares by dividing the value of the Fund's total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

     The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 P.M., Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

     Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Directors. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Directors. The value of investments listed on a domestic securities exchange is based on the last sale prices as of the regular close of the New York Stock Exchange (which is currently 4:00 p.m., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Securities listed on a foreign exchange are valued at the last quoted sales price available before the time at which net assets are valued.

     Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates available at the time of valuation.

     Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios' net asset value is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolios' Trustees. A domestic exchange-traded security may also be fair valued if events materially affecting the price of the security occur between the time the exchange on which the security or other asset is traded closes and the time a Portfolio values its assets.



COMPUTATION OF PERFORMANCE

     The average annual total return of the Fund is calculated for any period by
(a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

     The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.

     The annualized average rate of return of a Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.
Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

      The following table sets forth average annual total return information for the periods ended December 31, 2002:


International Equity Fund
Class N shares         1 Year                            Start of Performance on
                                   ------------------    April 1, 1995
                                   5 Years
Total Return
  Before Taxes         (17.51)%    (2.07)%               0.63%
                        17.36)%
  After Taxes on                   ------------------    0.42%
  Distributions        (           (2.33)%
                        10.60)%
                                   ------------------
  After Taxes on
  Distributions                                          0.56%
  and Sale of Shares   (           (1.56)%


                         Year                            Start of Performance on
                                   ------------------    April 1, 1995
Class I shares         1           5 Years
Total Return
  Before Taxes         (16.99)%    (1.73)%               0.94%
                        16.84)%
  After Taxes on                   ------------------    0.96%
  Distributions        (           (1.69)%
                        10.28)%
                                   ------------------
  After Taxes on
  Distributions                                          0.78%
  and Sale of Shares   (           (1.34)%

     Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund's expenses during the period.

     Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

     The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the MSCI-EAFE Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

     Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period based on any change in NAV per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.


PURCHASES AND REDEMPTIONS

     A confirmation of each purchase and redemption transaction is issued as on execution of that transaction.

     The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is registered as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the NAV of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

      An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

     In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

FEDERAL TAXES

     Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund is not subject to federal income taxes on its Net Income and realized net long-term capital gains in excess of net short-term capital losses that are distributed to their shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Corporation intends to continue to meet such requirements. Under Subchapter M of the Code, the Fund is not subject to federal income taxes on amounts distributed to shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities, foreign currencies or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be represented by investments in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). Foreign currency gains that are not directly related to the Fund's business of investing in stock or securities is included in the income that counts toward the 30% gross income requirement described above but may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

     Under the Code, gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, the Fund's share of gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

      Dividends paid from the Fund are not eligible for the dividends-received deduction allowed to corporate shareholders because the net income of the
Fund does
not consist of dividends paid by domestic corporations.

     Gains or losses on sales of securities are treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put has been acquired or a call has been written thereon. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Fund lapses or is terminated through a closing transaction, such as a repurchase of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold pursuant to the exercise of a call option written for them, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the Fund's ability to write options and engage in transactions involving stock index futures.

     Certain options contracts held for the Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long the Fund has held such options. The Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

     If shares are purchased by the Fund in certain foreign investment entities, referred to as "passive foreign investment companies", the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on the Fund's portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund", in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders, in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund.

     Return of Capital. Any dividend or capital gains distribution has the effect of reducing the NAV of Fund shares held by a shareholder by the same amount as the dividend or capital gains distributions. If the NAV of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Foreign Taxes. The Fund may be subject to foreign withholding taxes and if more than 50% of the value of the Fund's total assets at the close of any fiscal year consists of stock or securities of foreign corporations, at the election of the Corporation any such foreign income taxes paid by the Fund may be treated as paid directly by its shareholders. The Corporation makes such an election only if it deems it to be in the best interest of the Fund's shareholders and notifies shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Corporation elects to treat foreign income taxes paid from the Fund as paid directly by the Fund's shareholders, the Fund's shareholders would be required to include in income such shareholder's proportionate share of the amount of foreign income taxes paid by the Fund and would be entitled to claim either a credit or deduction in such amount. (No deduction is permitted in computing alternative minimum tax liability). Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes are subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to that shareholder's total foreign source taxable income. For this purpose, the portion of dividends and capital gains distributions paid from the Fund from its foreign source income is treated as foreign source income. The Fund's gains and losses from the sale of securities are generally treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise are treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of such shareholder's proportionate share of the foreign income taxes paid from the Fund.

     Certain entities, including corporations formed as part of corporate pension or profit-sharing plans and certain charitable and other organizations described in Section 501 (c) of the Internal Revenue Code, as amended, that are generally exempt from federal income taxes may not receive any benefit from the election by the Corporation to "pass through" foreign income taxes to the Fund's shareholders.

     In certain circumstances foreign taxes imposed with respect to the Fund's income may not be treated as income taxes imposed on the Fund. Any such taxes would not be included in the Fund's income, would not be eligible to be "passed through" to Fund shareholders, and would not be eligible to be claimed as a foreign tax credit or deduction by Fund shareholders. In particular, in certain circumstances it may not be clear whether certain amounts of taxes deducted from gross dividends paid to the Fund would, for U.S. federal income tax purposes, be treated as imposed on the issuing corporation rather than the Fund.

     Other Taxes. The Fund is subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisors with respect to any state or local taxes.

     Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

     Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES

     The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. Its offices are located at 40 Water Street, Boston, Massachusetts 02109; its telephone number is (800) 625-5759. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of BBH International Equity Fund Class N and 25,000,000 shares have been classified as shares of BBH International Equity Fund Class I. The Board of Directors of the Corporation also has the power to designate one or more additional series of shares of common stock or class thereof, and to classify and reclassify any unissued shares with respect to such series and/or classes. Currently there are seven such series in addition to the Fund, five of which also offer Class N and Class I shares and one which offers Class A shares.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shares of the Corporation entitle their holders to one vote per full and fractional share. Separate votes are taken by a single series of the Corporation on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Corporation. The Corporation's Articles of Incorporation provide that the Corporation may, upon the approval of its Board of Directors, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

      Stock certificates are not issued by the Corporation.

     The By-laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of a Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution or Financial Intermediary may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

     The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

     The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Corporation has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Corporation to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

     The Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% turnover would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 2002, 2001 and 2000, the portfolio turnover rate of the BBH International Equity Portfolio was 36%, 21% and 37%, respectively. The portfolio turnover rate is that of the BBH International Equity Portfolio in which the Fund invested through October 31, 2002. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tends to increase as the level of portfolio activity increases.

     In effecting securities transactions the Investment Adviser seeks to obtain the best price and execution of orders. All of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman. In selecting such brokers, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

     For the fiscal years ended October 31, 2002, 2001 and 2000, the aggregate commissions paid by the BBH International Equity Portfolio were $296,211, $323,275 and $228,515, respectively. After October 28, 2002, commissions were paid by the Fund.

     A portion of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Fund does not reduce the fee paid to the Investment Adviser by any amount that might be attributable to the value of such services.

     Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

     A committee, comprised of officers and partners of Brown Brothers Harriman who are portfolio managers of some of Brown Brothers Harriman's managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

     The Corporation's Directors review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

     Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Fund effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Fund may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Investment Adviser may direct a portion of the Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

     On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.

ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

     The Annual Report of the Fund dated October 31, 2002 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report which also contains performance information of the Fund will be provided without charge to each person receiving this Statement of Additional Information.